UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2022

Idera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	001-31918 (Commission File Number)	04-1187261 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code (484) 348-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 28, 2022 (the “Effective Date”), Idera Pharmaceuticals, Inc., a Delaware corporation (“Idera”), acquired Aceragen, Inc., a Delaware corporation (“Aceragen”), in accordance with the terms of the Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among Idera, Bell Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Idera (“First Merger Sub”), Bell Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Idera (“Second Merger Sub”), and Aceragen. Pursuant to the Merger Agreement, First Merger Sub merged with and into Aceragen, pursuant to which Aceragen was the surviving corporation and became a wholly owned subsidiary of Idera (the “First Merger”). Immediately following the First Merger, Aceragen merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger, Idera issued to the common stockholders of Aceragen (the “Target Stockholders”) 7,677,411 shares of the common stock of Idera, par value $0.001 per share (“Common Stock”) and 80,656 shares of Series Z Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series Z Preferred Stock”), each share of which is convertible into 1,000 shares of Common Stock (subject to certain conditions as described below). Under the terms of the Merger Agreement, at the closing of the Merger, Idera also issued to NovaQuest Co-Investment Fund XV, L.P., a Delaware limited partnership and stockholder of Aceragen (“NovaQuest”), five (5) shares of Series X Non-Voting Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock” and, together with the Series Z Preferred Stock and the Common Stock, the “Securities”). Under the terms of the Merger Agreement, all options to purchase or acquire shares of Aceragen held by Continuing Employees (as defined in the Merger Agreement) and all issued and outstanding warrants to purchase shares of Aceragen’s capital stock were assumed by Idera and converted into options or warrants to purchase shares of Common Stock and Series Z Preferred Stock of Idera on the same terms and conditions as applied to such options and warrants immediately prior to the Merger (but with such changes as Idera in good faith determined were necessary to reflect such assumption and conversion). Following the closing of the Merger, Idera had 62,296,918 shares of Common Stock issued and outstanding.

Reference is made to the discussion of the Series Z Preferred Stock and the Series X Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Certain shares of Common Stock outstanding immediately after the Merger are held by Target Stockholders subject to lock-up restrictions, pursuant to which such stockholders have agreed, except in limited circumstances, not to sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock, including, as applicable, shares received in the Merger, for a period of 180 days following the closing of the Merger.

Pursuant to the Merger Agreement, Idera has agreed to hold a stockholders’ meeting (the “Special Meeting”) to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of the Series Z Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a) (the “Conversion Proposal”); (ii) the approval of an amendment to the certificate of incorporation of Idera to authorize sufficient shares of Common Stock for the conversion of the Series Z Preferred Stock issued pursuant to the Merger Agreement (the “Charter Amendment Proposal”); and (iii) the approval to effect a reverse stock split of all of Idera’s issued and outstanding shares of Common Stock (the “Reverse Stock Split Proposal” and, together with the Conversion Proposal and the Charter Amendment Proposal, the “Merger Agreement Meeting Proposals”). As further described below, in connection with the Term Sheet (defined below) Idera will also ask its stockholders at the Special Meeting to consider approving the issuance of Common Stock in connection with certain Convertible Notes (defined below) that Idera expects to issue to certain former stockholders of Arrevus, Inc. (as described below). In connection with these matters, Idera intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

Prior to the Effective Date, the Board of Directors of Idera (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of Idera stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Idera or Aceragen. The Merger Agreement contains representations, warranties and covenants that Idera and Aceragen made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Idera and Aceragen and may be subject to important qualifications and limitations agreed to by Idera and Aceragen in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Idera and Aceragen rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Idera’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Aceragen and Idera stockholders as of immediately prior to the Merger, and the directors and officers of Idera (solely in their capacity as stockholders) as of immediately following the Merger, entered into lock-up agreements with Idera and Aceragen, pursuant to which each such stockholder will be subject to a 180 day lockup on the sale or transfer of shares of Common Stock or securities convertible into or exercisable for or exchangeable for Common Stock held by each such stockholder at the closing of the Merger, including those shares received by Aceragen stockholders in the Merger (the “Lock-up Agreements”), except that Pillar Partners Foundation, L.P. and its affiliates (“Pillar Partners”) shall have the right to sell up to 450,000 shares of Common Stock in between Effective Date and the Special Meeting and shall have the right to pledge certain of its shares of Common Stock.

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Support Agreements

In connection with the execution of the Merger Agreement, Idera and Aceragen entered into stockholder support agreements (the “Support Agreements”) with Idera’s directors and officers (solely in their capacity as stockholders) and certain Idera stockholders as of immediately prior to the Merger. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder as of the date of the Special Meeting in favor of the Merger Agreement Meeting Proposals at the Special Meeting to be held in connection therewith. The Support Agreement with Pillar Partners also contains an exception allowing Pillar Partners to sell up to 450,000 shares of Common Stock in between Effective Date and the Special Meeting.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Deferral of Aceragen Payments and Entry into Binding Term Sheet

On the Effective Date, immediately following the closing of the Merger, Aceragen entered into a binding term sheet (the “Term Sheet”) with the representative of certain former stockholders of Arrevus, Inc. (the “Former Stockholders”) pursuant to which Aceragen and the Former Stockholders agreed to defer certain payments owed by Aceragen to the Former Stockholders under that certain Agreement and Plan of Merger, dated October 18, 2021, by and among Aceragen, Arrevus, Inc., and their respective affiliates, in an aggregate amount of $6,300,000 (the “Deferred Payments”) until October 24, 2023. The Deferred Payments will bear annual interest at 12%, paid quarterly beginning on April 1, 2023. Aceragen may prepay the Deferred Payments at any time, subject to payment in full in cash of the Deferred Payments, plus accrued interest up until the date of such prepayment. Any prepayment of the Deferred Payments must be made on a pro-rata basis among the holders of the Convertible Notes (as defined below) in proportion to their respective shares of the Deferred Payments; provided that prior to any such prepayment, the holder of each Convertible Note shall be given written notice thereof and the option to convert the principal balance into shares of Common Stock pursuant to the terms of the Convertible Note.

The Term Sheet provides that the Deferred Payments will be memorialized in an unsecured promissory note to be issued by Idera, pursuant to which each Former Stockholder will have the right to convert such Former Stockholder’s portion of its right to receive the Deferred Payments into shares of Common Stock (the “Convertible Notes”), provided that issuance of any Common Stock in a subsequent conversion is expressly contingent on approval by Idera’s stockholders of the issuance of the Common Stock underlying the Convertible Notes, which shall be contingent on approval of the Charter Amendment Proposal and the Reverse Stock Split Proposal by Idera’s stockholders at the Special Meeting. The Term Sheet further provides that Idera will provide customary registration rights for such converted Common Stock. Aceragen, Idera, and the Former Stockholder expect to enter into definitive agreements with respect to the Convertible Notes as soon as practicable following the Effective Date, which definitive agreements are expected to replace and supersede the Term Sheet.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, Idera completed its business combination with Aceragen. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, Idera issued shares of Common Stock and Series Z Preferred Stock to the Target Stockholders and shares of Series X Preferred Stock to NovaQuest. Such issuances were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D promulgated thereunder. The information contained in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Each of the Target Stockholders and NovaQuest represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock any preferred stock or any other securities of Idera.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Vincent Milano

Resignation as CEO and Appointment as Chair of the Board

As of the Effective Date, the Board approved the appointment of Vincent Milano, age 58, to serve as a non-employee Chair of the Board pursuant to board resolutions approving such appointment. Immediately prior to his appointment as Chair of the Board, Mr. Milano resigned as Idera’s President and Chief Executive Officer (“CEO”), a position he had held since 2014. Mr. Milano has served as a member of the Board since 2014.

Mr. Milano has no family relationship with any of the executive officers or directors of Idera. There are no arrangements or understandings between Mr. Milano and any other person pursuant to which he was appointed as a non-employee member of the Board.

Vincent Milano Employee Separation Agreement

On and effective as of the Effective Date, Idera entered into an employee separation agreement with Mr. Milano (the “Milano Separation Agreement”). Pursuant to the Milano Separation Agreement, Mr. Milano has transitioned from CEO to the role of non-employee Chair of the Board as described above and will receive (a) any earned and unpaid base salary through the Effective Date; (b) any earned and unpaid annual incentive cash bonus payable with respect to any fiscal year which ended prior to the Effective Date; (c) any accrued but unused personal time off days; (d) reimbursement for any outstanding expenses for which Mr. Milano have not been reimbursed and which are authorized and (e) any vested benefits under Idera’s employee benefit plans in accordance with the terms of such plans, as accrued through the Effective Date (collectively, the “Accrued Obligations”). The Accrued Obligations shall be paid following the Effective Date at such times and in accordance with such plans and policies as would normally apply to such amounts or benefits.

In addition, provided that Mr. Milano does not revoke the Milano Separation Agreement (including the general release of claims in favor of Idera as set forth therein) and Mr. Milano continues to comply with the restrictive covenants incorporated into the Milano Separation Agreement, Mr. Milano will receive (i) a cash payment of $225,000, representing a prorated portion of the 2022 calendar year annual cash incentive award, at target, based on the period Mr. Milano was employed through the Effective Date (to be paid in a lump sum within thirty days following the Effective Date); (ii) $606,357, payable in substantially equal installments in accordance with Idera’s payroll practices, over the twelve months following the Effective Date starting with the first payroll date following such date; and (iii) fully vested shares of Common Stock with a value of $800,000, based on the volume-weighted average price of Common Stock on the twenty days prior to the grant date, as soon as practicable, but in no event more than thirty (30) days following the approval of the Charter Amendment Proposal and the Reverse Stock Split Proposal.

The foregoing description of the Milano Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Milano Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Chief Executive Officer

Effective as of the Effective Date, the Board has approved the appointment of John Taylor, age 52, as CEO of Idera.

Previously, Mr. Taylor was the Co-Founder, President and CEO of Aceragen, a rare disease biopharmaceutical company, as well as a member of Aceragen’s board of directors from January 2021 to September 2022. Prior to Aceragen, Mr. Taylor co-founded and was President and CEO of Spyryx Biosciences, a company developing inhaled peptides as a treatment for cystic fibrosis, between 2013 and February 2018. Prior to co-founding Spyryx Biosciences, from 2009 to 2013 Mr. Taylor held the position of Vice President, Corporate Development with Synageva BioPharma, a biotechnology company developing enzyme replacement therapies for untreated lysosomal storage disorders. Prior to that, from 2008 to 2009 Mr. Taylor was the Vice President of Business Development for Javelin Pharmaceuticals, a company engaged in developing and marketing products for pain management, and, from 2003 to 2008, a senior business development leader with Eurand Pharmaceuticals, a global specialty pharmaceutical company. Mr. Taylor holds a B.S. in biological sciences from Clemson University and a M.S. in technology management from the University of Pennsylvania.

Mr. Taylor is the son-in-law of Andy Jordan, who was appointed the Chief Strategy Officer of Idera as of the Effective Date. There are no arrangements or understandings between Mr. Taylor and any other person pursuant to which he was appointed as an officer of Idera.

Taylor Employment Agreement

In connection with the Merger, Mr. Taylor’s “at will” employment agreement with Aceragen (the “Taylor Employment Agreement”), dated February 25, 2021, was assumed by Idera on the same terms as entered into by Aceragen except as otherwise described herein. Pursuant to certain approvals by Aceragen prior to the Merger, Mr. Taylor’s annual base salary was increased to $450,000, effective as of the Effective Date. In addition, Mr. Taylor is eligible for a discretionary annual incentive bonus, which will be determined by the Board. Additionally, the target bonus will be fifty percent (50%) of Mr. Taylor’s annual base salary. All other terms of the Taylor Employment Agreement will remain the same.

Pursuant to the Taylor Employment Agreement, if Idera terminates Mr. Taylor’s employment for any reason other than Cause or Permanent Disability (each as defined by the Taylor Employment Agreement) (such termination, a “Taylor Separation”), provided that Mr. Taylor returns all company property in his possession and executes a general release of claims in favor of Idera, Mr. Taylor will be entitled to severance benefits in the form of (i) continued payment of his base salary for a period of up to twelve (12) months from the date of Taylor Separation; (ii) if Mr. Taylor elects to continue his health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), payment of the company portion of the monthly COBRA premiums for Idera’s medical benefit plan for twelve (12) months; and (iii) twelve (12) additional months of service-based vesting (in addition to vesting determined by the actual period of service that has been completed with Idera or with Aceragen, as applicable). Such vested portion of the equity positions will be exercisable by Mr. Taylor for twelve (12) months following the Taylor Separation. In the event of a change of control, any unvested portions of equity position owned or controlled by Mr. Taylor shall, as of the closing of such transaction, accelerate and become fully vested.

Mr. Taylor will participate in Idera-sponsored employee benefit plans, including its medical, dental, vision and 401(k) plans or similar arrangements. Idera will also provide an allowance, not to exceed $2,500 per month, for the cost of the health, dental, and vision plans. Mr. Taylor will be entitled to use paid time off, in accordance with Idera policies. Mr. Taylor also will be entitled to received equity-based awards under Idera’s 2013 Stock Incentive Plan, as amended and restated.

The foregoing description of the Taylor Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Taylor Employment Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Chief Operating Officer

On and effective as of the Effective Date, the Board approved the appointment of Daniel Salain, age 55, as Chief Operating Officer of Idera. Prior to this appointment, Mr. Salain served as Chief Operating Officer at Aceragen, a rare disease biopharmaceutical company, a position he held since June 2020. Previously, Mr. Salain was the Chief Operating Officer at Graybug Vision, Inc., clinical-stage biopharmaceutical company focused on developing medicines for ocular diseases, from December 2017 to May 2020 and was the Senior Vice President, Global Head of Manufacturing & Supply Chain at Ophthothech, a clinical-stage biotechnology company, from April 2015 to November 2017. Prior to working at Ophthothech, Mr. Salain was the Vice President of Global Operations, Manufacturing & Supply Chain at Aptalis Pharmaceuticals, a company that focused on developing products to treat gastrointestinal diseases and disorders, from 1999 to 2014. Mr. Salain has a bachelor of science degree in Chemistry and Marketing from the University of Indianapolis.

Mr. Salain has no family relationship with any of the executive officers or directors of Idera. There are no arrangements or understandings between Mr. Salain and any other person pursuant to which he was appointed as an officer of Idera.

Salain Employment Agreement

In connection with the Merger, Mr. Salain’s employment agreement with Aceragen (the “Salain Employment Agreement”), dated February 25, 2021, was assumed by Idera on the same terms as entered into by Aceragen except as otherwise described herein. Pursuant to certain approvals by Aceragen prior to the Merger, Mr. Salain’s annual base salary was increased to $400,000, effective as of the Effective Date. In addition, Mr. Salain is eligible for a discretionary annual incentive bonus, which will be determined by the Board. Additionally, the target bonus will be forty percent (40%) of Mr. Salain’s annual base salary. All other terms of the Salain Employment Agreement will remain the same.

Pursuant to the Salain Employment Agreement, if Idera terminates Mr. Salain’s employment for any reason other than Cause or Permanent Disability (each as defined by the Salain Employment Agreement) (“Salain Separation”), provided that Mr. Taylor returns all company property in his possession and executes a general release of claims in favor of Idera, Mr. Salain will be entitled to severance benefits in the form of (i) continued payment of his base salary for a period of up to twelve (12) months from the date of Salain Separation, (ii) if Mr. Salain elects to continue his health insurance coverage under COBRA payment of the company portion of the monthly COBRA premiums for Idera’s medical benefit plan for twelve (12) months and (iii) twelve additional months of service-based vesting (in addition to the vesting determined by the actual period of service that had been completed with Idera or with Aceragen, as applicable). Such vested portion of the equity positions will be exercisable by Mr. Salain for twelve (12) months following the Salain Separation. In the event of a change of control, any unvested portions of equity position owned or controlled by Mr. Salain shall, as of the closing of such transaction, accelerate and become fully vested.

Mr. Salain will participate in Idera-sponsored employee benefit plans, including its medical, dental, vision and 401(k) plans or similar arrangements. Idera will also provide an allowance, not to exceed $2,500 per month, for the cost of the health, dental, and vision plans. Mr. Salain will be entitled to use paid time off, in accordance with Idera policies. Mr. Salain also will be entitled to received equity-based awards under Idera’s 2013 Stock Incentive Plan, as amended and restated.

The foregoing description of the Salain Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Salain Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference

Retention Agreements

John Kirby Retention Agreement

In accordance with the Merger Agreement, John Kirby will remain Chief Financial Officer (“CFO”) of Idera.

As of the Effective Date, Idera and Mr. Kirby entered into an employment continuation and retention bonus letter agreement (the “Kirby Employee Retention Agreement”), pursuant to which Mr. Kirby’s annual base salary will increase to $400,000, less applicable taxes and withholdings and Mr. Kirby’s current target bonus will be pro-rated to reflect the increase in annual base salary. Mr. Kirby had previously entered into an individual severance agreement with Idera based off of Idera’s form Severance and Change of Control Agreement (“Severance Agreement”), pursuant to which he is eligible to receive certain severance payments and benefits upon certain terminations of employment with Idera, including for Good Reason (as defined in the Severance Agreement). Pursuant to the Kirby Employee Retention Agreement, Mr. Kirby has agreed to waive his right to resign for Good Reason solely in connection with the closing of the Merger. The remaining terms of the Severance Agreement remain in full force and effect.

Mr. Kirby will be eligible to receive an amount in stock and/or cash with an aggregate value equal to $766,500 (the “Kirby Retention Bonus”), which will be paid in two installments. Mr. Kirby will receive fully vested shares of Common Stock in a number of shares calculated by dividing (a) one-third of the Kirby Retention Bonus by (b) the volume-weighted average price of the Common Stock based on the 20 trading days prior to the first business day that is within the next available trading window following the Effective Date under Idera’s applicable trading policies. If Mr. Kirby’s employment with Idera terminates for any reason (other than by Idera for Cause (as defined in the Severance Agreement)) prior to the six-month anniversary of the approval of the Charter Amendment Proposal and the Reverse Stock Split Proposal (the “Six-Month Anniversary”), Mr. Kirby will receive a lump sum amount in cash equal to two-thirds of the Kirby Retention Bonus, less applicable taxes and withholdings (the “Kirby Cash Retention Bonus”). If Mr. Kirby’s employment with Idera continues following such Six-Month Anniversary, or if Idera terminates Mr. Idera’s employment for Cause (as defined in the Severance Agreement) prior to such date, Mr. Kirby’s right to receive the Kirby Cash Retention Bonus will terminate.

If Mr. Kirby’s employment with Idera continues past the Six-Month Anniversary, in lieu of the Kirby Cash Retention Bonus, Mr. Kirby will receive (a) a number of restricted shares of Common Stock calculated by dividing (1) two-thirds of the Kirby Retention Bonus by (2) the volume-weighted average price per share of Common Stock based on the twenty (20) trading days prior to the date of grant, rounded down to the nearest full share (the “Restricted Stock”) or (b) a restricted cash award in an amount equal to two-thirds of the Retention Bonus, less applicable taxes and withholding (“Restricted Cash”) within 30 days of the Six Month Anniversary. The Restricted Stock or Restricted Cash will vest over two years, with 50% vesting upon the first anniversary and the remainder vesting in equal quarterly installments thereafter (each, a “Kirby Vesting Date”). Upon termination of Mr. Kirby’s employment or service with Idera for any reason prior to the final Kirby Vesting Date, Mr. Kirby will forfeit the unvested portion of the Restricted Stock or Restricted Cash, as applicable.

The foregoing description of the Kirby Employee Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the Kirby Employee Retention Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Bryant Lim Retention Agreement

In accordance with the Merger Agreement, Bryant Lim will remain Senior Vice President, Chief Business Officer and General Counsel of Idera.

As of the Effective Date, Idera and Mr. Lim entered into an employment continuation and retention bonus letter agreement (the “Lim Employee Retention Agreement”), pursuant to which Mr. Lim’s annual base salary will increase to $400,000, less applicable taxes and withholdings. Further, Mr. Lim’s current target bonus will be pro-rated to reflect the increase in annual base salary. Mr. Lim and Idera previously entered into a severance agreement based off the Severance Agreement (the “Lim Severance Agreement”), pursuant to which he is eligible to receive certain severance payments and benefits upon certain terminations of employment with Idera, including for Good Reason. Pursuant to the Lim Employee Retention Agreement, Mr. Lim has agreed to waive his right to resign for Good Reason, as defined in the Lim Severance Agreement, solely in connection with the closing of the Merger. The remaining terms of the Lim Severance Agreement remain in full force and effect.

Mr. Lim will be eligible to receive an amount in stock and/or cash with an aggregate value equal to $766,500 (the “Lim Retention Bonus”), which will be paid in two installments. Mr. Lim will receive fully vested shares of Common Stock in a number of shares calculated by dividing (a) one-third of the Lim Retention Bonus, by (b) the volume-weighted average price of the Common Stock based on the 20 trading days prior to the first business day that is within the next available trading window following the Effective Date under Idera’s applicable trading policies. If Mr. Lim’s employment with Idera terminates for any reason (other than by Idera for Cause (as defined in the Lim Severance Agreement)) prior to the Six-Month Anniversary, Mr. Lim will receive a lump sum amount in cash equal to two-thirds of the Lim Retention Bonus, less applicable taxes and withholdings (the “Lim Cash Retention Bonus”). If Mr. Lim’s employment with Idera continues following the Six-Month Anniversary, or if Idera terminates Mr. Idera’s employment for Cause (as defined in the Severance Agreement) prior to such date, Mr. Lim’s right to receive the Lim Cash Retention Bonus will terminate.

If Mr. Lim’s employment with Idera continues past the Six-Month Anniversary, in lieu of the Lim Cash Retention Bonus, Mr. Lim will receive (a) Restricted Stock or (b) Restricted Cash within 30 days of the Six-Month Anniversary. The Restricted Stock or Restricted Cash will vest over two years, with 50% vesting upon the first anniversary and the remainder vesting in equal quarterly installments thereafter (each, a “Lim Vesting Date”). Upon termination of Mr. Lim’s employment or service with Idera for any reason prior to the final Lim Vesting Date, Mr. Lim will forfeit the unvested portion of the Restricted Stock or Restricted Cash, as applicable.

The foregoing description of the Lim Employee Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the Lim Employee Retention Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Separation Agreement

As of the Effective Date, Idera entered into an executive transition and separation agreement (the “Soland Separation Agreement”) with Daniel Soland, who until the Effective Date served as Idera’s Senior Vice President and Chief Operating Officer. Under the Soland Separation Agreement, Mr. Soland will provide certain advisory and transition services to Idera from the Effective Date through the period of thirty (30) days following the approval of the Charter Amendment Proposal and the Reverse Stock Split Proposal. Further, Mr. Soland will receive (a) any earned and unpaid base salary through the Effective Date; (b) any earned and unpaid annual incentive bonus payable with respect to any fiscal year which ended prior to the Effective Date; (c) any accrued but unused personal time off days; (d) reimbursement for any outstanding expenses for which Mr. Soland has not been reimbursed and which are authorized and (e) any vested benefits under Idera’s employee benefit plans in accordance with the terms of such plans, as accrued through the Effective Date.

Under the terms of the Soland Separation Agreement, Mr. Soland agrees to provide certain advisory and transition services to Idera for a period of thirty days following the approval of the Merger Agreement Meeting Proposals. In consideration for his services during such a period Mr. Soland will be entitled to $500 per hour preformed for services requested by Idera in an independent contractor capacity.

In addition, provided that Mr. Soland does not revoke the Soland Separation Agreement (including the general release of claims in favor of Idera as set forth therein) and Mr. Soland continues to comply with the restrictive covenants incorporated into the Soland Separation Agreement, Mr. Soland will receive (i) a cash payment of $127,500, representing the prorated portion of the 2022 calendar year annual cash incentive award, measured at target performance, based on the period Mr. Soland was employed through the Effective Date (the prorated award will be paid in a lump sum within thirty days following the Effective Date); (ii) $459,754, payable in substantially equal installments over the twelve (12)-month period starting on the first payroll date following the closing of the merger; and (iii) fully vested shares of Common Stock equal to a number of shares, calculated by dividing $500,000 based on the volume-weighted average price of Common Stock on the twenty days prior to the grant date, rounded down to the nearest full share (to be granted as soon as practicable, but in no event more than thirty (30) days following the approval of the Charter Amendment Proposal and the Reverse Stock Split Proposal).

The foregoing description of the Soland Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Soland Separation Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Resignation of Directors

In accordance with the Merger Agreement, on the Effective Date, immediately prior to the effective time of the Merger (the “Effective Time”), Dr. Mark Goldberg and Ms. Carol Schafer resigned from the Board. Dr. Goldberg had been the chair of the Science and Technology Committee and a member of the audit committee. Ms. Schafer had been the chair of the audit committee and a member of the nominating & corporate governance committee. The resignations were not the result of any disagreements with Idera relating to the Idera’s operations, policies or practices.

Appointment of Directors

In accordance with the Merger Agreement, effective immediately after the Effective Time, Mr. Taylor and Mr. Ronald Wooten were appointed to the Board as directors.

Ronald Wooten, age 63, will serve as a non-employee director of Idera. Prior to the closing of the Merger, Mr. Wooten served as a member of the board of directors of Aceragen since May 2021. Mr. Wooten has been a partner of NovaQuest Capital Management, L.L.C., an investment firm that focuses on the biopharmaceutical sector, since its inception in November 2010. Since 2010, Mr. Wooten has been a member of the investment committee of NovaQuest Pharma Opportunities Fund III, NovaQuest Pharma Opportunities Fund IV, NovaQuest Pharma Opportunities Fund V, NovaQuest Private Equity Fund I and NovaQuest Animal Health Fund I. From 2000 until November 2010, he was president for the NovaQuest business unit of Quintiles Inc., a contract research company. Mr. Wooten was previously Executive Vice President at Quintiles and served on its board of directors from January 2008 to November 2010. Mr. Wooten’s previous experience includes nine years with First Union Securities, where he served as a Managing Director of Investment Banking. Mr. Wooten holds a B.A. degree in Chemistry from the University of North Carolina at Chapel Hill and an M.B.A. from Boston University.

Mr. Wooten will receive the same benefits and compensation as other non-employee directors of Idera pursuant to Idera’s non-employee director compensation policy, as described on page 11 of Idera’s definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2022. There are no arrangements or understandings between Mr. Wooten and any other person pursuant to which he was appointed as a non-employee member of the Board.

Board Committees

Audit Committee

In connection with the closing of the Merger, Dr. Maxine Gowen, Mr. Michael Dougherty, and Mr. Wooten were appointed to the audit committee of the Board, and Mr. Dougherty was appointed the chair of the audit committee.

Compensation Committee

In connection with the closing of the Merger, Dr. Gowen and Dr. Cristina Csimma were appointed to the compensation committee of the Board, and Dr. Gowen was appointed the chair of the compensation committee.

Nominating and Corporate Governance Committee

In connection with the closing of the Merger, Dr. Csimma and Mr. Dougherty were appointed to the nominating and corporate governance committee of the Board, and Dr. Csimma was appointed the chair of the nominating and corporate governance committee.

Special Transaction Committee

In connection with the closing of the Merger, Mr. Milano and Mr. Taylor were appointed to the special transaction committee of the Board.

Indemnification Agreements

In connection with Mr. Taylor’s and Mr. Wooten’s appointment as directors, Mr. Taylor’s appointment as CEO, and Mr. Salain’s appointment as Chief Operating Officer, each of Mr. Taylor, Mr. Wooten, and Mr. Salain will enter into Idera’s standard form of director and officer indemnification agreement, a copy of which was filed as Exhibit 10.7 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series Z Preferred Stock

On the Effective Date, Idera filed a Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series Z Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Series Z Certificate of Designation provides for the issuance of shares of Series Z Preferred Stock.

Holders of Series Z Preferred Stock are entitled to receive dividends on shares of Series Z Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form and manner as, dividends actually paid on shares of Common Stock. Except as otherwise required by law, the Series Z Preferred Stock does not have voting rights. However, as long as any shares of Series Z Preferred Stock are outstanding, Idera will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series Z Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series Z Preferred Stock, (b) alter or amend the Series Z Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series Z Preferred Stock, (d) issue further shares of Series Z Preferred Stock or increase the number of authorized shares of Series Z Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series Z Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Series Z Certificate of Designation) or any merger or consolidation of Idera with or into another entity or any stock sale to, or other business combination in which the stockholders of Idera immediately before such transaction do not hold at least a majority of the capital stock of Idera immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Series Z Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of Idera, whether voluntarily or involuntarily.

Following stockholder approval of the Conversion Proposal, each share of Series Z Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined in the Series Z Certificate of Designation), subject to certain limitations, including that Idera shall not effect any conversion of shares of Series Z Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more 19.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. Under the terms of the Merger Agreement, Idera has agreed to use reasonable best efforts to call and hold the Special Meeting to obtain the requisite approval for the conversion of all outstanding shares of Series Z Preferred Stock issued in the Merger into shares of Common Stock, as required by the listing rules of The Nasdaq Stock Market LLC, within 90 days after the date of the Merger Agreement and, if such approval is not obtained at the Special Meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter until such approval is obtained, which would be time consuming and costly. If Idera’s stockholders do not timely approve the conversion of the Series Z Preferred Stock, then the holders of Series Z Preferred Stock may, commencing six months following the Effective Date, be entitled to require Idera, subject to the approval of the holders of Series X Preferred Stock, to settle their shares of Series Z Preferred Stock for cash at a price per share equal to the then-current fair value of the Series Z Preferred Stock, as described in the Series Z Certificate of Designation.

The foregoing description of the Series Z Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series Z Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series X Preferred Stock

On the Effective Date, Idera filed a Certificate of Designation of Preferences, Rights and Limitations of the Series X Preferred Stock with the Secretary of State of the State of Delaware (the “Series X Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Series X Certificate of Designation provides for the issuance of shares of Series X Preferred Stock.

Holders of Series X Preferred Stock are entitled to receive distributions on shares of Series X Preferred Stock as set forth in (a) that certain Stock and Warrant Purchase Agreement dated as of March 24, 2021, by and among Aceragen and the other parties thereto, as amended by that Amendment, dated October 25, 2021, and as such agreement may be amended from time to time (the “Purchase Agreement”), and (b) that certain Sales Distribution and PRV Agreement dated as of October 25, 2021, by and among Aceragen and the other parties thereto, as such agreement may be amended from time to time (the “PRV Agreement” and any such distributions under the Purchase Agreement and the PRV Agreement, the “Preferred Distributions”), prior and in preference to any declaration or payment of any other distribution or dividend (other than dividends on shares of Common Stock payable in shares of Common Stock).

Pursuant to the terms and conditions of the Purchase Agreement and the PRV Agreement, Aceragen must make a distribution to holders of Series X Preferred Stock in the event either (i) Aceragen receives any proceeds from the sale of a priority review voucher granted by the United States Federal Drug Administration in connection with regulatory approval of a ACG-801 (recombinant human acid ceramidase) or ACG-701 (sodium fusidate) product (each, a “Product”) or (ii) Aceragen does not receive such a priority review voucher or does not complete a priority review voucher sale within a certain period after receipt. In addition, Aceragen agreed to make net sales distributions to holders of Series X Preferred Stock based upon future net sales of the Products under the Purchase Agreement and the PRV Agreement. Upon a Change of Control (as defined in the Purchase Agreement or PRV Agreement) or Product Divestiture (as defined in the PRV Agreement) of a ACG-701 (sodium fusidate) product, Aceragen may, and NovaQuest may require Aceragen to, redeem the Series X Preferred Stock at a price equal to the fair market value thereof or make certain other distributions to the holders of Series X Preferred Stock, in each case as further described in the Purchase Agreement and PRV Agreement.

Except as otherwise required by law, the Series X Preferred Stock does not have voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, Idera will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock, (b) alter or amend the Series X Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely alters or affects any rights of the holders of Series X Preferred Stock, (d) issue further shares of Series X Preferred Stock or increase or decrease the number of authorized shares of Series X Preferred Stock or any additional classes or series of capital stock unless the same ranks junior to the Series X Preferred Stock, (e) create or authorize the creation of any capital stock unless such capital stock is junior in rights, preferences and privileges to the Series X Preferred Stock or (f) purchase or redeem any shares of the Company’s capital stock, subject to certain exceptions. The Series X Preferred Stock shall rank senior to the Series Z Preferred Stock, Idera's existing Series A Convertible Preferred Stock and Common Stock as to distributions of assets upon liquidation, dissolution or winding up of Idera, whether voluntarily or involuntarily.

The foregoing description of the Series X Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series X Certificate of Designation, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; and stockholder approval of the conversion rights of the Series Z Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Idera’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, clinical results and other future conditions. There are a number of important factors that could cause Idera's actual results to differ materially from those indicated or implied by such forward-looking statements including, without limitation: whether Idera will be able to successfully integrate the Aceragen operations and realize the anticipated benefits of the acquisition of Aceragen; whether Idera is able to resolve the clinical hold affecting the ACG-801 program; whether Idera’s stockholders approve the conversion of the Series Z Preferred Stock and the required cash payment of the then-current fair value of the Series Z Preferred Stock if such approval is not provided; whether Idera’s cash resources will be sufficient to fund Idera’s continuing operations and the newly acquired Aceragen operations, including the liabilities of Aceragen incurred in connection with the completion of the Merger; whether Idera’s products will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval; whether such products will receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; whether, if Idera’s products receive approval, they will be successfully distributed and marketed; whether Idera’s collaborations will be successful; and whether Idera will be able to comply with the continued listing requirements of the Nasdaq Capital Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Idera may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Idera’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Idera, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Idera’s views as of any date subsequent to the date hereof.

Important Additional Information and Where to Find It

Idera Pharmaceuticals, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Idera Pharmaceuticals’ stockholders in connection with the matters to be considered at Idera Pharmaceuticals 2022 Special Meeting of Stockholders. Information regarding the names of Idera Pharmaceuticals’ directors and executive officers and their respective interests in Idera Pharmaceuticals by security holdings or otherwise can be found in Idera Pharmaceuticals’ proxy statement for its 2022 Annual Meeting of Stockholders, filed with the SEC on April 29, 2022. To the extent holdings of Idera Pharmaceuticals’ securities have changed since the amounts set forth in Idera Pharmaceuticals’ proxy statement for the 2022 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Idera Pharmaceuticals intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Idera Pharmaceuticals stockholders in connection with the matters to be considered at Idera Pharmaceuticals’ 2022 Special Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Idera Pharmaceuticals’ proxy statement for its 2022 Special Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY IDERA PHARMACEUTICALS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Idera Pharmaceuticals with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Idera Pharmaceuticals’ corporate website at https://ir.iderapharma.com/ or by contacting Idera Pharmaceuticals’ Investor Relations at Idera Pharmaceuticals, Inc., 505 Eagleview Blvd., Suite 212 Exton, Pennsylvania 19341 or by calling Idera Pharmaceuticals’ Investor Relations at (877) 888-6550.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Idera intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

Idera intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated September 28, 2022, by and among Idera Therapeutics, Inc., Bell Merger Sub I, Inc., Bell Merger Sub II, LLC and Aceragen, Inc. (1)
3.1	Certificate of Designations of Series Z Non-Voting Convertible Preferred Stock.
3.2	Certificate of Designations of Series X Preferred Stock.
10.1†	Executive Transition and Separation Agreement by and among Vincent Milano and Idera Pharmaceuticals, Inc., dated September 28, 2022.
10.2†	Letter Agreement by and among John Taylor and Aceragen, Inc., dated February 25, 2021.
10.3†	Letter Agreement by and among Dan Salain and Aceragen, Inc., dated February 25, 2021.
10.4†	Employment Continuation and Retention Bonus Letter Agreement by and among John Kirby and Idera Pharmaceuticals, Inc., dated September 28, 2022.
10.5†	Employment Continuation and Retention Bonus Letter Agreement by and among Bryant Lim and Idera Pharmaceuticals, Inc., dated September 28, 2022.
10.6†	Executive Transition and Separation Agreement by and among Daniel Soland and Idera Pharmaceuticals, Inc., dated September 28, 2022.
10.7	Form of Director and Officer Indemnification Agreement, incorporated by reference to Exhibit 10.1 to Idera’s Form 10-Q filed with the SEC on May 4, 2017.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Management Compensation Agreement

(1)	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Idera agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Idera may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022	IDERA PHARMACEUTICALS, INC.

	By:	/s/ Bryant D. Lim
Bryant D. Lim, Chief Business Officer and General Counsel

Exhibit 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

among:

IDERA PHARMACEUTICALS, INC.,
a Delaware corporation;

BELL MERGER SUB I, INC.,
a Delaware corporation;

BELL MERGER SUB II, LLC,
a Delaware limited liability company;

and

ACERAGEN, INC.,
a Delaware corporation

Dated as of September 28, 2022

Page

SECTION 1. DESCRIPTION OF TRANSACTION		3
1.1	The Merger	3
1.2	Effects of the Merger	3
1.3	Closing; First Effective Time; Second Effective Time	3
1.4	Certificates of Designation; Certificate of Incorporation and Bylaws; Directors and Officers	4
1.5	Merger Consideration; Effect of Merger on Company Capital Stock	5
1.6	Conversion of Shares	6
1.7	Closing of the Company’s Transfer Books	7
1.8	Exchange of Shares	8
1.9	Appraisal Rights.	9
1.10	Company Options; Company Warrants.	10
1.11	[Reserved.]	12
1.12	Further Action	12
1.13	Withholding	12
1.14	Not a Change of Control/Change in Control of the Company	13
SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		13
2.1	Due Organization; Subsidiaries	13
2.2	Organizational Documents	13
2.3	Authority; Binding Nature of Agreement.	14
2.4	Vote Required	14
2.5	Non-Contravention; Consents	14
2.6	Capitalization	15
2.7	Financial Statements	17
2.8	Absence of Changes	18
2.9	Absence of Undisclosed Liabilities	20
2.10	Title to Assets	20
2.11	Real Property; Leasehold	20
2.12	Intellectual Property	20
2.13	Agreements, Contracts and Commitments	22
2.14	Compliance; Permits; Restrictions	24

-i-

(continued)

Page

2.15	Legal Proceedings; Orders	27
2.16	Tax Matters	28
2.17	Employee and Labor Matters; Benefit Plans	30
2.18	Environmental Matters	33
2.19	Insurance	34
2.20	No Financial Advisors	34
2.21	Transactions with Affiliates	34
2.22	Anti-Bribery	34
2.23	Disclaimer of Other Representations or Warranties	35
SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS		35
3.1	Due Organization; Subsidiaries	35
3.2	Organizational Documents	36
3.3	Authority; Binding Nature of Agreement	36
3.4	Vote Required	37
3.5	Non-Contravention; Consents	37
3.6	Capitalization	38
3.7	SEC Filings; Financial Statements	40
3.8	Absence of Changes	42
3.9	Absence of Undisclosed Liabilities	44
3.10	Title to Assets	44
3.11	Real Property; Leasehold	44
3.12	Intellectual Property	45
3.13	Agreements, Contracts and Commitments	47
3.14	Compliance; Permits	49
3.15	Legal Proceedings; Orders	52
3.16	Tax Matters	52
3.17	Employee and Labor Matters; Benefit Plans	54
3.18	Environmental Matters	58
3.19	Transactions with Affiliates	58

-ii-

(continued)

Page

3.20	Insurance	58
3.21	No Financial Advisors	59
3.22	Anti-Bribery	59
3.23	Valid Issuance	59
3.24	Opinion of Financial Advisor	59
3.25	Disclaimer of Other Representations or Warranties	59
SECTION 4. ADDITIONAL AGREEMENTS OF THE PARTIES		60
4.1	Stockholder Notice	60
4.2	Parent Stockholders’ Meeting	60
4.3	Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock	61
4.4	Employee Benefits	61
4.5	Indemnification of Officers and Directors	62
4.6	Additional Agreements	64
4.7	Proxy Statement	64
4.8	Listing	65
4.9	Tax Matters	65
4.10	Legends	65
4.11	Directors and Officers	66
4.12	Section 16 Matters	66
4.13	Cooperation	66
4.14	Closing Certificates	66
4.15	Takeover Statutes	67
4.16	Parent Options	67
4.17	Obligations of Merger Subs	67
SECTION 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY		67
5.1	No Restraints	68
5.2	Listing	68
5.3	Certificates of Designation	68

-iii-

(continued)

Page

SECTION 6. CLOSING DELIVERIES OF THE COMPANY		68
6.1	Documents	68
6.2	FIRPTA Certificate	68
6.3	Company Lock-Up Agreements	68
SECTION 7. CLOSING DELIVERIES OF PARENT		69
7.1	Documents	69
7.2	Parent Lock-Up Agreements	69
SECTION 8. MISCELLANEOUS PROVISIONS		69
8.1	Non-Survival of Representations and Warranties	69
8.2	Amendment	69
8.3	Waiver.	69
8.4	Entire Agreement; Counterparts; Exchanges by Electronic Transmission	70
8.5	Applicable Law; Jurisdiction	70
8.6	Attorneys’ Fees	70
8.7	Assignability	70
8.8	Notices	71
8.9	Cooperation	71
8.10	Severability	71
8.11	Other Remedies; Specific Performance	72
8.12	No Third-Party Beneficiaries	72
8.13	Construction	72
8.14	Expenses	73

Exhibits:

Exhibit A	Definitions
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Parent Support Agreement
Exhibit D	Form of Series Z Certificate of Designation
Exhibit E	Form of Series X Certificate of Designation
Exhibit F	Post-Closing Directors and Officers

-iv-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER is made and entered into as of September 28, 2022, by and among IDERA PHARMACEUTICALS, INC., a Delaware corporation (“Parent”), BELL MERGER SUB I, INC., a Delaware corporation and wholly owned subsidiary of Parent (“First Merger Sub”), BELL MERGER SUB II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub” and, together with First Merger Sub, “Merger Subs”), and ACERAGEN, INC., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.            Parent and the Company intend to effect a merger of First Merger Sub with and into the Company (the “First Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the First Merger, First Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent.

B.            Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Company will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

C.            The Parties intend that the First Merger and the Second Merger, taken together, will constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and by executing this Agreement, the Parties intend to adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

D.            The Parent Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of the Parent Stock Payment Shares to the stockholders of the Company pursuant to the terms of this Agreement, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing.

E.            The First Merger Sub Board has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of First Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of First Merger Sub votes to adopt this Agreement and thereby approve the Contemplated Transactions.

F.            The Second Merger Sub Sole Member has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Second Merger Sub and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

G.            The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) recommended, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters (the “Board Approval”).

H.            Subsequent to the Board Approval, but prior to the execution and delivery of this Agreement, the requisite Company stockholders by written consent and in accordance with the Company’s certificate of incorporation, the Company’s bylaws and the DGCL (i) approved and adopted this Agreement and the Contemplated Transactions, (ii) acknowledged that the approval given thereby is irrevocable and that such stockholder is aware of its rights to demand appraisal for its shares pursuant to Section 262 of the DGCL, a true and correct copy of which was attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL, and (iii) acknowledged that by its approval of the Merger it is not entitled to appraisal rights with respect to its shares in connection with the Merger and thereby waives any rights to receive payment of the fair value of its capital stock under the DGCL (such matters, the “Company Stockholder Matters” and the consent, the “Stockholder Written Consent”), and the Stockholder Written Consent is to become effective by its terms immediately following the execution of this Agreement by the parties hereto.

I.            Concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Parent and the Company’s willingness to enter into this Agreement, all of the directors, all of the officers and the stockholders of Parent listed in Section A-1 of the Parent Disclosure Schedule (solely in their capacity as stockholders of Parent) (the “Parent Signatories”) and the stockholders of the Company listed in Section A of the Company Disclosure Schedule (the “Company Signatories”) (solely in their capacity as stockholders of the Company) are executing lock-up agreements in substantially the form attached as Exhibit B (each, a “Lock-Up Agreement”).

J.            Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, all of the officers, directors and stockholders set forth on Section A-2 of the Parent Disclosure Schedule (solely in their capacity as stockholders) are executing support agreements in favor of the Company in substantially the form attached hereto as Exhibit C (each, a “Parent Stockholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Parent in favor of the Parent Stockholder Matters.

L.            Immediately following the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Parent will file the Series Z Certificate of Designation in the form attached hereto as Exhibit D and the Series X Certificate of Designation in the form attached hereto as Exhibit E with the office of the Secretary of State of the State of Delaware.

K.            Promptly following the execution and delivery of this Agreement, the Company will transmit to each Company stockholder who did not execute a Stockholder Written Consent any notices required under Section 228(e) and Section 262 of the DGCL.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

Section 1. DESCRIPTION OF TRANSACTION

1.1            The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the First Effective Time, First Merger Sub shall be merged with and into the Company, and the separate existence of First Merger Sub shall cease. As a result of the First Merger, the Company will continue as the surviving corporation in the First Merger (the “First Step Surviving Corporation”). Upon the terms and subject to the conditions set forth in this Agreement, at the Second Effective Time, the First Step Surviving Corporation will merge with and into Second Merger Sub, and the separate existence of the First Step Surviving Corporation shall cease. As a result of the Second Merger, Second Merger Sub will continue as the surviving entity in the Second Merger (the “Surviving Entity”).

1.2            Effects of the Merger. At and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement, the First Certificate of Merger and in the applicable provisions of the DGCL. As a result of the First Merger, the First Step Surviving Corporation will become a wholly owned subsidiary of Parent. At and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement, the Second Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA.

1.3            Closing; First Effective Time; Second Effective Time. The consummation of the Merger (the “Closing”) is being consummated remotely via the electronic exchange of documents and signatures on the Closing Date, or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, (i) the Parties shall cause the First Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the First Merger, satisfying the applicable requirements of the DGCL and in form and substance to be agreed upon by the Parties (the “First Certificate of Merger”) and (ii) the Parties shall cause the Second Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the Second Merger, satisfying the applicable requirements of the DGCL and the DLLCA and in form and substance to be agreed upon by the Parties (the “Second Certificate of Merger” and, together with the First Certificate of Merger, the “Certificates of Merger”). The First Merger shall become effective at the time of the filing of such First Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such First Certificate of Merger with the consent of Parent and the Company (the time as of which the First Merger becomes effective being referred to as the “First Effective Time”). The Second Merger shall become effective at the time of the filing of such Second Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such Second Certificate of Merger with the consent of Parent and the Company (the time as of which the Second Merger becomes effective being referred to as the “Second Effective Time”).

1.4            Certificates of Designation; Certificate of Incorporation and Bylaws; Directors and Officers.

(a)            Immediately following the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Parent will file the Certificates of Designation with the office of the Secretary of State of the State of Delaware.

(b)            At the First Effective Time:

(i)            the certificate of incorporation of the First Step Surviving Corporation shall be amended and restated as set forth in an exhibit to the First Certificate of Merger to be identical to the certificate of incorporation of First Merger Sub as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation;

(ii)            the bylaws of the First Step Surviving Corporation shall be amended and restated in their entirety to read identically to the bylaws of the Company as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such bylaws;

(iii)            the certificate of incorporation of Parent shall be identical to the certificate of incorporation of Parent immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation;

(iv)            the directors and officers of Parent, each to hold office in accordance with the certificate of incorporation and bylaws of Parent, shall be as set forth in Section 4.11; and

(v)            the directors and officers of the First Step Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the First Step Surviving Corporation, shall be such persons as shall be mutually agreed upon by Parent and the Company.

(c)            At the Second Effective Time:

(i)            the certificate of formation of the Surviving Entity shall be the certificate of formation of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such certificate of formation; provided, however, that, following the Second Effective Time (but as soon thereafter as practicable), the certificate of formation of the Surviving Entity shall be amended to (A) change the name of the Surviving Entity to “Aceragen, LLC,” (B) comply with Section 4.5, and (C) make such other changes as are mutually agreed to by Parent and the Company;

(ii)            the certificate of incorporation of Parent shall be identical to the certificate of incorporation of Parent immediately prior to the Second Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation, provided, however, that following the Second Effective Time (but as soon thereafter as practicable), the certificate of incorporation shall be amended to make such changes as are mutually agreed to by Parent and the Company;

(iii)            the limited liability company agreement of the Surviving Entity shall be amended and restated in its entirety to read identically to the limited liability company agreement of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such limited liability company agreement; provided, however, that following the Second Effective Time (but as soon thereafter as practicable), the limited liability company agreement shall be amended to (A) comply with Section 4.5 and (B) change the name of the Surviving Entity to “Aceragen, LLC”; and

(iv)            the managers and officers of the Surviving Entity, each to hold office in accordance with the certificate of formation and limited liability company agreement of the Surviving Entity, shall be such persons as shall be mutually agreed upon by Parent and the Company.

1.5            Merger Consideration; Effect of Merger on Company Capital Stock. The aggregate merger consideration (“Merger Consideration”) to be paid by Parent for all of the outstanding shares of Company Capital Stock at the Closing and shares of Company Common Stock reserved for issuance upon exercise of Assumed Options and Assumed Warrants shall be (i) with respect to all such outstanding shares of Company Common Stock and shares of Company Common Stock reserved for issuance upon exercise of Assumed Options and Assumed Warrants, 10,918,439 shares of Parent Common Stock (“Parent Common Stock Payment Shares”), which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Parent Common Stock as of immediately before the First Effective Time (the “Parent Common Stock Consideration Cap”); provided that in the event the aggregate number of shares of Parent Common Stock Payment Shares that would be issuable to any Company stockholder and that would be subject to Converted Options and Converted Warrants at Closing would result in the issuance or reservation of shares of Parent Common Stock in an amount in excess of the Parent Common Stock Consideration Cap (a “Parent Common Stock Threshold Fulfillment”), Parent shall instead (x) issue to such Company stockholders an aggregate number of shares of Parent Common Stock which, after taking into account the number of shares of Parent Common Stock underlying all Converted Options and Converted Warrants, equals the Parent Common Stock Consideration Cap, and (y) issue the remaining balance to such stockholders a total of 114,697 shares of Parent Convertible Preferred Stock (such shares of Parent Convertible Preferred Stock, together with the shares of Parent Convertible Preferred Stock underlying all Converted Options and Converted Warrants, the “Parent Convertible Preferred Stock Payment Shares”), and (ii) with respect to all such outstanding shares of Company Preferred Stock, five shares of Parent Series X Preferred Stock (“Parent Series X Preferred Stock Payment Shares” and, together with the Parent Common Stock Payment Shares and the Parent Convertible Preferred Stock Payment Shares, collectively, the “Parent Stock Payment Shares”). Each Parent Convertible Preferred Stock Payment Share shall be convertible into 1000 shares of Parent Common Stock, subject to and contingent upon the affirmative vote of a majority of the Parent Common Stock present or represented and entitled to vote at a meeting of stockholders of Parent to approve, for purposes of the Nasdaq Stock Market Rules, the issuance of shares of Parent Common Stock to the stockholders of the Company upon conversion of any and all shares of Parent Convertible Preferred Stock in accordance with the terms of the Series Z Certificate of Designation in substantially the form attached hereto as Exhibit D (the “Preferred Stock Conversion Proposal”).

1.6            Conversion of Shares.

(a)            At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any stockholder of the Company or Parent:

(i)            any shares of Company Common Stock held as treasury stock or held or owned by the Company or any wholly owned Subsidiary of the Company immediately prior to the First Effective Time shall, in each case be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii)            subject to Section 1.5 and Section 1.6(c), each share of Company Common Stock outstanding immediately prior to the First Effective Time (excluding shares to be canceled pursuant to Section 1.6(a)(i) and excluding Dissenting Shares) shall be automatically converted solely into the right to receive a number of Parent Common Stock Payment Shares equal to the Exchange Ratio as set forth on the Allocation Certificate; provided that, notwithstanding anything to the contrary herein, Parent, on behalf of itself and the Surviving Entity, expressly assumes the Company’s obligations under (i) that certain Stock and Warrant Purchase Agreement, dated March 24, 2021, by and among the Company and NovaQuest Co-Investment Fund XV, L.P. (“NovaQuest”), (ii) that certain Sales Distribution and PRV Agreement, dated October 25, 2021, by and among the Company and NovaQuest, (iii) that certain Security Agreement, dated March 24, 2021, by and between the Company and NovaQuest and (iv) Patent Security Agreement, dated as of March 24, 2021, by and between the Company and NovaQuest, in each case as the same may be amended from time to time; and

(iii)            subject to Section 1.5 and Section 1.6(c), each share of Company Preferred Stock outstanding immediately prior to the First Effective Time (excluding Dissenting Shares) shall be automatically converted solely into the right to receive the Parent Series X Preferred Stock Payment Shares.

(b)            If any shares of Company Common Stock outstanding immediately prior to the First Effective Time are unvested or are subject to a repurchase option or a risk of forfeiture under any applicable restricted stock purchase agreement or other similar agreement with the Company (collectively, “Unvested Company Shares”), the issuance of Parent Stock Payment Shares pursuant to Section 1.6(a)(ii) and (iii) and Section 1.5 in exchange for Unvested Company Shares issued and outstanding immediately prior to the First Effective Time shall be subject to the same restrictions and vesting arrangements that were applicable to such Unvested Company Shares immediately prior to or at the First Effective Time (and no vesting acceleration shall occur by reason of the Merger or any subsequent event, such as termination of employment). All outstanding rights to repurchase Unvested Company Shares that the Company may hold or similar restrictions in the Company’s favor immediately prior to the First Effective Time shall be assigned to Parent in the Merger and shall thereafter be exercisable by Parent upon the same terms and subject to the same conditions that were in effect immediately prior to the First Effective Time.

(c)            No fractional shares of Parent Common Stock and Parent Convertible Preferred Stock shall be issued in connection with the First Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) or a fraction of a share of Parent Convertible Preferred Stock (after aggregating all fractional shares of Parent Convertible Preferred Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender by such holder of a letter of transmittal in accordance with Section 1.8 and any accompanying documents as required therein, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by (i) the Parent Closing Price, in respect of shares of Parent Common Stock or (ii) (A) the Parent Closing Price multiplied by (B) 1000, in respect of shares of Parent Convertible Preferred Stock.

(d)            At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any member of the Company or stockholder of Parent, each share of common stock of First Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into and exchanged for one share of common stock of the First Step Surviving Corporation.

(e)            If, between the date of this Agreement and the First Effective Time, the outstanding shares of Company Common Stock, Parent Common Stock, Parent Convertible Preferred Stock or Parent Series X Preferred Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change, the Exchange Ratio shall, to the extent necessary, be equitably adjusted to reflect such change to the extent necessary to provide the holders of Company Common Stock, Parent Common Stock, Parent Convertible Preferred Stock and Parent Series X Preferred Stock with the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change; provided, however, that nothing herein will be construed to permit the Company or Parent to take any action with respect to Company Common Stock, Parent Common Stock, Parent Convertible Preferred Stock or Parent Series X Preferred Stock, respectively, that is prohibited or not expressly permitted by the terms of this Agreement.

(f)            At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, the First Step Surviving Corporation, Second Merger Sub or their respective stockholders, each share of common stock of the First Step Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

1.7            Closing of the Company’s Transfer Books. At the First Effective Time: (a) all holders of book-entry shares representing shares of Company Capital Stock (“Book-Entry Shares”), in each case, that were outstanding immediately prior to the First Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Capital Stock outstanding immediately prior to the First Effective Time. No further transfer of any such shares of Company Capital Stock shall be made on such stock transfer books after the First Effective Time.

1.8            Exchange of Shares.

(a)            On or prior to the Closing Date, Parent and the Company shall agree upon and select a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the “Exchange Agent”) and Parent shall enter into an exchange agent agreement with the Exchange Agent (the “Exchange Agent Agreement”). At the First Effective Time, Parent shall deposit with the Exchange Agent: (i) evidence of book-entry shares representing the Parent Common Stock, Parent Convertible Preferred Stock and Parent Series X Preferred Stock issuable pursuant to Section 1.6(a) and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 1.6(c). The Parent Common Stock, Parent Convertible Preferred Stock, Parent Series X Preferred Stock and cash amounts so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”

(b)            Promptly after the First Effective Time, the Parties shall cause the Exchange Agent to mail or otherwise deliver pursuant to the Exchange Agent Agreement to the Persons who were record holders of shares of Company Capital Stock that were converted into the right to receive the Merger Consideration instructions for effecting the transfer of Book-Entry Shares in exchange for Parent Stock Payment Shares. Upon transfer of Book-Entry Share to the Exchange Agent for exchange, together with such other documents as may be reasonably required by the Exchange Agent or Parent: (A) the holder of such Book-Entry Share shall be entitled to receive in exchange therefor book-entry shares representing the Merger Consideration (in a number of whole shares of Parent Common Stock and Parent Convertible Preferred Stock, or Parent Series X Preferred Stock, as applicable) that such holder has the right to receive, subject to Section 1.6(b), pursuant to the provisions of Section 1.6(a) (and cash in lieu of any fractional share of Parent Common Stock, Parent Convertible Preferred Stock or Parent Series X Preferred Stock, as applicable, pursuant to the provisions of Section 1.6(c)); and (B) the Book-Entry Share so surrendered or transferred, as the case may be, shall be canceled. Until surrendered or transferred as contemplated by this Section  1.8(b), each Book-Entry Share shall be deemed, from and after the First Effective Time, to represent only the right to receive book-entry shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable, representing the Merger Consideration (and cash in lieu of any fractional share of Parent Common Stock, Parent Convertible Preferred Stock or Parent Series X Preferred Stock, as applicable). In the event of a transfer of ownership of a Book-Entry Share that is not registered in the transfer records of the Company, payment of the Merger Consideration in respect of such Book-Entry Share may be made to a Person other than the Person in whose name such Book-Entry Share so surrendered or transferred is registered if such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. The Merger Consideration and any dividends or other distributions as are payable pursuant to Section 1.8(c) shall be deemed to have been in full satisfaction of all rights pertaining to Company Capital Stock formerly represented by such Book-Entry Shares.

(c)            No dividends or other distributions declared or made with respect to Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable, with a record date on or after the First Effective Time shall be paid to the holder of any untransferred Book-Entry Shares with respect to the shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock that such holder has the right to receive in the Merger until such holder transfers such Book-Entry Share (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest).

(d)            Any portion of the Exchange Fund that remains unclaimed by holders of shares of Company Capital Stock as of the date that is one year after the Closing Date shall be delivered to Parent upon demand, and any holders of Book-Entry Shares who have not theretofore surrendered their transferred their Book-Entry Shares in accordance with this Section 1.8 shall thereafter look only to Parent for satisfaction of their claims for Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable, cash in lieu of fractional shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable, and any dividends or distributions with respect to shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable.

(e)            No Party shall be liable to any holder of any shares of Company Capital Stock or to any other Person with respect to any shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable (or dividends or distributions with respect thereto) or for any cash amounts delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.

1.9            Appraisal Rights.

(a)            Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock that are outstanding immediately prior to the First Effective Time and which are held by stockholders who have exercised and perfected appraisal rights for such shares of Company Capital Stock in accordance with the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration described in Section 1.5 attributable to such Dissenting Shares. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Company Capital Stock held by them in accordance with the DGCL, unless and until such stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL. All Dissenting Shares held by stockholders who shall have failed to perfect or shall have effectively withdrawn or lost their right to appraisal of such shares of Company Capital Stock under the DGCL (whether occurring before, at or after the First Effective Time) shall thereupon be deemed to be converted into and to have become exchangeable for, as of the First Effective Time, the right to receive the Merger Consideration, without interest, attributable to such Dissenting Shares upon their surrender in the manner provided in Sections 1.6 and 1.8.

(b)            The Company shall give Parent prompt written notice of any demands by dissenting stockholders received by the Company, withdrawals of such demands and any other instruments served on the Company and any material correspondence received by the Company in connection with such demands, and the Company shall have the right to direct all negotiations and proceedings with respect to such demands; provided that the Parent shall have the right to participate in such negotiations and proceedings. Neither the Parent nor the Company shall, except with the other party’s prior written consent, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or approve any withdrawal of any such demands or agree to do any of the foregoing.

1.10 Company Options; Company Warrants.

(a)            At the First Effective Time, each Company Option that is outstanding and unexercised immediately prior to the First Effective Time, whether or not vested (each, an “Assumed Option”), shall cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted, at the First Effective Time, into an option to purchase Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable (each, a “Converted Option”) on the same terms and conditions as were applicable to such Assumed Option as of immediately prior to the First Effective Time (but with such changes to such Converted Option and to the Company Plan as Parent in good faith determines are necessary to reflect such assumption and conversion as set forth in clause (x) of this Section 1.10). All rights with respect to Company Common Stock under Assumed Options shall thereupon be converted into rights with respect to Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable. Accordingly, from and after the First Effective Time:

(i)            unless and until the Preferred Stock Conversion Proposal is approved, each Converted Option may be exercised solely for Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, in the same proportion as shares of Parent Common Stock and shares of Parent Convertible Preferred Stock are issuable to the holders of Company Common Stock pursuant to Section 1.5;

(ii)            the number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, subject to each Converted Option shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to the applicable Assumed Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of such Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable; provided that in the event of the approval of the Preferred Stock Conversion Proposal, each Converted Option shall thereafter be exercisable solely for shares of Parent Common Stock, and the number of shares of Parent Common Stock subject to each Converted Option in lieu of shares of Parent Convertible Preferred Stock shall be determined in a manner consistent with the conversion of shares of Parent Common Stock pursuant to Section 1.5;

(iii)            the per share exercise price for the Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, issuable upon exercise of each Converted Option shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to the applicable Assumed Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and

(iv)            any restriction on the exercise of any Assumed Option shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Assumed Option shall otherwise remain unchanged and subject to the Company Plan; provided, that the exercise price, the number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, subject to each Converted Option and the terms and conditions of exercise of each Converted Option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code and Section 409A of the Code, as applicable (including, for the avoidance of doubt, that any Parent Convertible Preferred Stock Payment Shares subject to a Converted Option shall be “service recipient stock” within the meaning of Section 409A of the Code as a result of such Parent Convertible Preferred Stock Payment Shares constituting common stock for purposes of Section 305 of the Code, not having any preference as to distributions, and not being subject to any mandatory repurchase obligation (other than a right of first refusal) or any put or call right); provided, further, that: (x) the Parent Board or a committee thereof may amend the terms of the Converted Options or Company Plan, once assumed, as may be necessary to reflect Parent’s assumption of the Assumed Options consistent with this Agreement (such as by making any change in control or similar definition relate to Parent, having any provision that provides for the adjustment of Converted Options upon the occurrence of certain corporate events relate to corporate events that relate to Parent and/or Parent Stock Payment Shares, and such other amendments as may be necessary in order to conform the terms of the Converted Options to the terms of the Parent Stock Incentive Plan); and (y) the administrator of the Parent Stock Incentive Plan shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to each Converted Option and the Company Plan, once assumed.

(b)            At the First Effective Time, each Company Warrant that is outstanding and unexercised immediately prior to the First Effective Time, whether or not vested (each, an “Assumed Warrant”), shall cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted, at the First Effective Time, into a warrant to purchase Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, (each, a “Converted Warrant”), and Parent shall assume each such Assumed Warrant in accordance with the terms (as in effect as of the date of this Agreement) of the warrant agreement by which such Assumed Warrant is evidenced (but with changes to such documents as Parent in good faith determines are necessary to reflect the substitution of the Assumed Warrant by Parent to purchase such Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable). All rights with respect to Company Common Stock under Assumed Warrants shall thereupon be converted into rights with respect to Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable. Accordingly, from and after the First Effective Time:

(i)            unless and until the Preferred Stock Conversion Proposal is approved, each Converted Warrant may be exercised solely for Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, in the same proportion as shares of Parent Common Stock and shares of Parent Convertible Preferred Stock are issuable to the holders of Company Common Stock pursuant to Section 1.5;

(ii)            the number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, subject to each Converted Warrant shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to the applicable Assumed Warrant, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable; provided that in the event of the approval of the Preferred Stock Conversion Proposal, each Converted Warrant shall thereafter be exercisable solely for shares of Parent Common Stock, and the number of shares of Parent Common Stock subject to each Converted Warrant in lieu of shares of Parent Convertible Preferred Stock shall be determined in a manner consistent with the conversion of shares of Parent Common Stock pursuant to Section 1.5;

(iii)            the per share exercise price for the Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, issuable upon exercise of each Converted Warrant shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to the applicable Assumed Warrant, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and

(iv)            any restriction on the exercise of any Assumed Warrant shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Assumed Warrant shall otherwise remain unchanged.

(c)            If necessary to register shares of Parent Common Stock reserved for issuance in connection with Converted Options under the Company Plan, Parent shall file with the SEC as soon as reasonably practicable after (and in any event, not later than thirty (30) days after) the filing of Parent’s next quarterly report on Form 10-Q, a registration statement on Form S-8 (or any successor form) with respect to such Parent Common Stock.

1.11            [Reserved].

1.12 Further Action. If, at any time after the First Effective Time, any further action is determined by the Surviving Entity to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Entity shall be fully authorized, and shall use their and its reasonable best efforts (in the name of the Company, in the name of Merger Subs, in the name of the Surviving Entity and otherwise) to take such action.

1.13 Withholding. The Parties and the Exchange Agent (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Capital Stock or any other Person such amounts as such Party or the Exchange Agent is required to deduct and withhold under the Code or any other Law with respect to the making of such payment; provided that if a Withholding Agent determines that any payment to any stockholder of the Company hereunder is subject to deduction and/or withholding, then, except with respect to compensatory payments, or as a result of a failure to deliver the certificate described in Section 6.2, such Withholding Agent shall (i) provide notice to such stockholder as soon as reasonably practicable after such determination and (ii) use commercially reasonable efforts to cooperate with such stockholder prior to Closing to reduce or eliminate any such deduction and/or withholding; and provided, further, that any withholding in respect of a Company stockholder shall be satisfied by reducing the number of shares of Parent Common Stock, Parent Convertible Preferred Stock and/or Parent Series X Preferred Stock, as applicable, to be issued to such Company stockholder. To the extent that amounts are so withheld and paid over to the appropriate Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

1.14 Not a Change of Control/Change in Control of the Company. The consummation of the Contemplated Transactions, in whole or in part, shall not be deemed or interpreted to be a “change of control”, “change in control”, or term of similar import for purposes of the Company Plan, any award granted under the Company Plan, any agreement documenting any Unvested Company Share or any other Company Benefit Plan or any other individual agreement with an employee or service provider of the Company or any of its Affiliates.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 8.13(h), except as set forth in the disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Merger Subs as follows:

2.1            Due Organization; Subsidiaries.

(a)            The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(b)            The Company is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

(c)            The Company has no Subsidiaries and does not own any capital stock of, or any equity, ownership or profit sharing interest of any nature in, or control directly or indirectly, any other Entity.

(d)            The Company is or has not otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. The Company has not agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

2.2            Organizational Documents. The Company has made available to Parent accurate and complete copies of the Organizational Documents of the Company in effect as of the date of this Agreement. The Company is not in breach or violation of its respective Organizational Documents.

2.3            Authority; Binding Nature of Agreement.

(a)            The Company has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to receipt of the Required Company Stockholder Vote, to consummate the Contemplated Transactions. The Company Board (at meetings duly called and held or by unanimous written consent) has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote in favor of the Company Stockholder Matters.

(b)            This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

2.4            Vote Required. The affirmative vote (or written consent) of at least a majority of the outstanding shares of Company Common Stock and at least a majority of the outstanding shares of Company Preferred Stock (collectively, the “Required Company Stockholder Vote”), is the only vote (or written consent) of the holders of any class or series of Company Capital Stock necessary to adopt and approve this Agreement and approve the Contemplated Transactions. The Stockholder Written Consent became effective upon the execution of this Agreement by the parties hereto and provided the Required Company Stockholder Vote. No other corporate proceedings by the Company are necessary to authorize this Agreement or to consummate the Contemplated Transactions.

2.5            Non-Contravention; Consents. Subject to obtaining the required Company Stockholder Vote, the filing of the Certificates of Merger required by the DGCL, and the filing of the Certificates of Designation, neither (x) the execution, delivery or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a)            contravene, conflict with or result in a violation of any of the provisions of the Company’s Organizational Documents;

(b)            contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject, except as would not reasonably be expected to be material to the Company or its business;

(c)            contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company, except as would not reasonably be expected to be material to the Company or its business;

(d)            contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any nonmaterial breach, default, penalty or modification; or

(e)            result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company (except for Permitted Encumbrances).

Except for (i) any Consent set forth in Section 2.5 of the Company Disclosure Schedule under any Company Contract, (ii) the Required Company Stockholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the filing of the Certificates of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, the Company is not or will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Company Board has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement, the Lock-Up Agreements or any of the Contemplated Transactions.

2.6            Capitalization.

(a)            The authorized Company Capital Stock as of the date of this Agreement consists of (i) 10,000,000 shares of Company Common Stock, par value $0.001 per share, of which 3,536,000 shares have been issued and are outstanding as of the date of this Agreement, and (ii) five shares of Preferred Stock, par value $0.001 per share (the “Company Preferred Stock”), all of which have been designated Series X Preferred Stock and are issued and are outstanding as of the date of this Agreement. The Company does not hold any shares of its capital stock in its treasury. Section  2.6(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, each record holder of issued and outstanding Company Capital Stock and the number and type of shares of Company Capital Stock held by such holder.

(b)            All of the outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Investor Agreements, none of the outstanding shares of Company Capital Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Company Capital Stock is subject to any right of first refusal in favor of the Company. Except as contemplated herein or as set forth in the Investor Agreements, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Capital Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock or other securities. Section 2.6(b) of the Company Disclosure Schedule accurately and completely lists all repurchase rights held by the Company with respect to shares of Company Capital Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable and whether the holder of such shares of Company Capital Stock timely filed an election with the relevant Governmental Bodies under Section 83(b) of the Code with respect to such shares. Each share of Company Preferred Stock is convertible into one share of Company Common Stock.

(c)            As of the date of this Agreement, the Company has reserved 1,100,000 shares of Company Common Stock for issuance under the Company Plan, of which 869,500 shares have been reserved for issuance upon exercise of Company Options previously granted and currently outstanding under the Company Plan, and 230,500 shares of Company Common Stock remain available for future issuance of awards pursuant to the Company Plan. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option at the time of grant; (iii) the number of shares of Company Common Stock subject to such Company Option as of the date of this Agreement; (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions; (vii) the date on which such Company Option expires; and (viii) whether such Company Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. The Company has made available to Parent an accurate and complete copy of the Company Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding options granted thereunder.

(d)            Except for Company Options set forth in Section 2.6(c) of the Company Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(e)            All outstanding shares of Company Common Stock, Company Preferred Stock, Company Options, and other securities of the Company have been issued and granted in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable federal and state securities Laws, the Code and other applicable Law, and (ii) all requirements set forth in applicable Contracts. Each Company Option was granted with an exercise price, or subsequently amended to have an exercise price, that qualifies such Company Option to be exempt from Section 409A of the Code and each Company Option intended to be under Section 422 of the Code is so qualified.

(f)            All distributions, dividends, repurchases and redemptions of the Company Capital Stock or other equity interests of the Company were undertaken in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contract.

2.7            Financial Statements.

(a)            Concurrently with the execution hereof, the Company has provided to Parent true and complete copies of (i) the Company Audited Balance Sheet, together with the audited statements of operations and cash flows of the Company for the period reflected in the Company Audited Balance Sheet (the “Year-End Financials”), and (ii) the Company Unaudited Interim Balance Sheet, together with the unaudited statements of operations and cash flows of the Company for the period reflected in the Company Unaudited Interim Balance Sheet (the “Interim Financials” and, together with the Year-End Financials, collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements and except that the Interim Financials may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which is material) and fairly present, in all material respects, the financial position and operating results of the Company as of the dates and for the periods indicated therein.

(b)            The Company maintains accurate books and records reflecting its assets and liabilities and maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP and to maintain accountability of the Company’s assets; (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for the Company’s assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented which are designed to effect the collection thereof on a current and timely basis. The Company maintains internal controls consistent with the practices of similarly situated private companies over financial reporting that provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c)            Section 2.7(c) of the Company Disclosure Schedule lists, and the Company has delivered to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company since the Company’s inception.

(d)            Since the Company’s inception, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, the Company Board or any committee thereof. Since the Company’s inception, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

2.8            Absence of Changes. Except as set forth in Section 2.8 of the Company Disclosure Schedule, after the date of the Company Unaudited Interim Balance Sheet, the Company has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Company Material Adverse Effect and (b) the Company has not done any of the following:

(a)            declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock; or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except for shares of Company Common Stock from terminated employees, directors or consultants of the Company or in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Company Plan);

(b)            sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of the Company; (B) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees and service providers in the Ordinary Course of Business; or (C) any instrument convertible into or exchangeable for any capital stock or other security of the Company;

(c)            except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(d)            formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e)            (i) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of others;

(f)             other than as required by applicable Law or the terms of any Company Benefit Plan as in effect on the date of this Agreement: (A) adopted, terminated, established or entered into any Company Benefit Plan; (B) caused or permitted any Company Benefit Plan to be amended in any material respect; (C) paid any bonus or distributed any profit-sharing account balances or similar payment to, or increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than in the Ordinary Course of Business; (D) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination (other than for cause) to, any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

(g)            entered into any collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(h)            entered into any material transaction other than (A) in the Ordinary Course of Business or (B) in connection with the Contemplated Transactions;

(i)            acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(j)            sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k)            made, changed or revoked any material Tax election, failed to pay any material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or changed any material accounting method in respect of Taxes;

(l)            made any expenditures, incurred any Liabilities or discharged or satisfied any Liabilities, in each case, in amounts that exceed $300,000;

(m)            other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(n)            initiated or settled any Legal Proceeding; or

(o)            agreed, resolved or committed to do any of the foregoing.

2.9            Absence of Undisclosed Liabilities. As of the date hereof, the Company has no liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Interim Balance Sheet; (b) Liabilities that have been incurred by the Company since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of the under Company Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Company; and (f) Liabilities described in Section 2.9 of the Company Disclosure Schedule. The Company has not obtained a loan under Paycheck Protection Program under the CARES Act.

2.10          Title to Assets. The Company owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it that are material to the Company or its business, including: (a) all tangible assets reflected on the Company Unaudited Interim Balance Sheet; and (b) all other tangible assets reflected in the books and records of the Company as being owned by the Company. All of such assets are owned or, in the case of leased assets, leased by the Company free and clear of any Encumbrances, other than Permitted Encumbrances.

2.11          Real Property; Leasehold. The Company does not own and has never owned any real property. The Company has made available to Parent (a) an accurate and complete list of all real properties with respect to which the Company directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, the Company and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. The Company’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and the Company has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. The Company has not received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

2.12          Intellectual Property.

(a)            Section 2.12(a) of the Company Disclosure Schedule identifies each item of material Registered IP owned in whole or in part by the Company, including, with respect to each registration and application: (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners. To the Knowledge of the Company, each of the patents and patent applications included in Section 2.12(a) of the Company Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of the Company, threatened in writing, in which the scope, validity, enforceability or ownership of any Company IP is being or has been contested or challenged. To the Knowledge of the Company, each item of Company IP is valid and enforceable, and with respect to the Company’s Registered IP, subsisting.

(b)            Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company exclusively owns, is the sole assignee of, or has exclusively licensed all material Company IP (other than as disclosed in Section 2.12(b) of the Company Disclosure Schedule), free and clear of all Encumbrances other than Permitted Encumbrances. The Company IP and the Intellectual Property Rights licensed to the Company pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or, to the Knowledge of the Company, otherwise necessary for the operation of the Company’s business as currently conducted. Each Company Associate involved in the creation or development of any material Company IP, pursuant to such Company Associate’s activities on behalf of the Company, has signed a valid and enforceable written agreement containing an assignment of such Company Associate’s rights in such Company IP to the Company. Each Company Associate who has or has had access to the Company’s trade secrets or confidential information has signed a valid and enforceable written agreement containing confidentiality provisions protecting the Company IP, trade secrets and confidential information. The Company has taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(c)            [reserved.]

(d)            Section 2.12(d) of the Company Disclosure Schedule sets forth each license agreement pursuant to which the Company (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by the Company in its business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License (each a “Company Out-bound License”) (provided, that, Company In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, agreements with Company Associates, services agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Company Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Company In-bound Licenses and Company Out-bound Licenses are in full force and effect and are valid, enforceable and binding obligations of the Company and, to the Knowledge of Company, each other party to such Company In-bound Licenses or Company Out-bound Licenses. Neither the Company, nor to the Knowledge of the Company, any other party to such Company In-bound Licenses or Company Out-bound Licenses, is in material breach under any Company Inbound Licenses or Company Out-bound Licenses.

(e)            To the Knowledge of the Company: (i) the operation of the business of the Company as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Company IP or any Intellectual Property Rights exclusively licensed to the Company. No Legal Proceeding is pending (or, to the Knowledge of the Company, is threatened in writing) (A) against the Company alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP or any Intellectual Property Rights exclusively licensed to the Company. Since the Company’s inception, the Company has not received any written notice or other written communication alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(f)            None of the Company IP or, to the Knowledge of the Company, any material Intellectual Property Rights exclusively licensed to the Company is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company of any such Company IP or material Intellectual Property Rights exclusively licensed to the Company.

(g)            To the Knowledge of the Company, the Company and the operation of the Company’s business are in substantial compliance with all Laws pertaining to data privacy and data security of any personally identifiable information or sensitive business information (collectively, “Sensitive Data”). Since the Company’s inception, there have been (i) no losses or thefts of data or security breaches relating to Sensitive Data used in the business of the Company, (ii) no violations of any security policy of the Company regarding any such Sensitive Data used in the business of the Company, and (iii) no unauthorized access, unauthorized use or unintended or improper disclosure of any Sensitive Data used in the business of the Company. The Company has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of the Company’s business as currently conducted from unauthorized use or access. To the Knowledge of the Company, there have been no material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of the Company’s business as currently conducted.

2.13          Agreements, Contracts and Commitments.

(a)            Section 2.13(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):

(i)             each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(ii)            each Company Contract containing (A) any covenant limiting the freedom of the Company or the Surviving Entity to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(iii)           each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(iv)           each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity, except as contemplated hereby;

(v)            each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of the Company or any loans or debt obligations with officers or directors of the Company;

(vi)           each Company Contract requiring payment by or to the Company after the date of this Agreement in excess of $750,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the Company; or (D) any Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of the Company or any Contract to sell, distribute or commercialize any products or service of the Company;

(vii)          each Company Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to the Company in connection with the Contemplated Transactions;

(viii)         each Company Real Estate Lease;

(ix)            each Company Contract with any Governmental Body;

(x)             each Company Out-bound License and Company In-bound License, and each Company Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xi)            each Company Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of the Company;

(xii)           each Company Contract, offer letter, or employment agreement, or independent contractor agreement with any employee or service provider whose annual compensation equals or exceeds $125,000 that (A) is not immediately terminable at will by the Company without notice, severance or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change of control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiii)          each Company Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License;

(xiv)         each Company Contract entered into in settlement of any Legal Proceeding or other dispute; and

(xv)          any other Company Contract that is not terminable at will (with no penalty or payment or requirement for prior notice) by the Company, and (A) which involves payment or receipt by the Company after the date of this Agreement under any such agreement, Contract or commitment of more than $750,000 in the aggregate, or obligations after the date of this Agreement in excess of $750,000 in the aggregate, or (B) that is material to the business or operations of the Company, taken as a whole.

(b)            The Company has delivered or made available to Parent accurate and complete copies of all Company Material Contracts, including all amendments thereto. Except as set forth in Section 2.13(b) of the Company Disclosure Schedule, there are no Company Material Contracts that are not in written form. Neither the Company nor, to the Company’s Knowledge, as of the date of this Agreement any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract in such manner as would permit any other party to cancel or terminate any such Company Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to the Company or its business. As to the Company, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Company Material Contract to change, any material amount paid or payable to the Company under any Company Material Contract or any other material term or provision of any Company Material Contract, and no Person has indicated in writing to the Company that it desires to renegotiate, modify, not renew or cancel any Company Material Contract.

2.14         Compliance; Permits; Restrictions.

(a)            The Company is, and since the Company’s inception, has been, in compliance in all material respects with all applicable Laws, including the Federal Food, Drug and Cosmetic Act and regulations issued thereunder by the United States Food and Drug Administration (“FDA” and collectively, the “FDCA”), the Public Health Service Act and its implementing regulations (“PHSA”) and any other similar Law administered or promulgated by the FDA or other comparable Governmental Body responsible for regulation of the research, development, pre-clinical and clinical testing, manufacturing, storage, supply, approval, sale, marketing, distribution and importation or exportation of drug and biological products (each, a “Drug Regulatory Agency”), except for any noncompliance, either individually or in the aggregate, which would not be material to the Company. No investigation, claim, suit, proceeding, audit or other action by any Governmental Body is pending or, to the Knowledge of the Company, threatened against the Company. There is no agreement, judgment, injunction, order or decree binding upon the Company which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of material property by the Company or the conduct of business by the Company as currently conducted, (ii) is reasonably likely to have an adverse effect on the Company’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

(b)            The Company holds all required Governmental Authorizations which are material to the operation of the business of the Company as currently conducted (the “Company Permits”). Section 2.14(b) of the Company Disclosure Schedule identifies each Company Permit. Each such Company Permit is valid and in full force and effect, and the Company is in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened, which seeks to revoke, limit, suspend, or materially modify any Company Permit. The rights and benefits of each Company Permit will be available to the Surviving Entity, as applicable, immediately after the Second Effective Time on terms substantially identical to those enjoyed by the Company as of the date of this Agreement and immediately prior to the First Effective Time.

(c)            There are no proceedings pending or, to the Knowledge of the Company, threatened against the Company with respect to an alleged material violation by the Company of the FDCA, PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither the Company nor any of its officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of the Company, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against the Company or any of their respective officers and employees, and the Company has no liability for failure to comply with the FDCA, PHSA, or other similar Laws. There is no act, omission, event, or circumstance of which the Company has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(d)            The Company holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of the Company as currently conducted (collectively, the “Company Regulatory Permits”) and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Company Regulatory Permits will not be renewable upon expiration. The Company is in compliance in all material respects with the Company Regulatory Permits and has not received any written notice or other written communication, or to the Knowledge of the Company, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit. The Company has complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of the Company, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

(e)            All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company, or in which the Company or its current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the Good Clinical Practice (“GCP”) regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and Good Laboratory Practice (“GLP”) regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion for safety or noncompliance reasons. Since their inception, the Company has not received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of the Company, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, the Company or in which the Company or its current products or product candidates have participated.

(f)            The Company is not the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of its business or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company, the Company has not committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(g)            None of the Company or any of its officers, directors, employees or, to the Knowledge of the Company, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (e) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither the Company nor any of its officers, directors, employees or, to the Knowledge of the Company, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. The Company is not using, and has never used, in any capacity any Person that has ever been, or to the Knowledge of Company, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

(h)            The Company has complied with all Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations promulgated thereunder, all as amended from time to time (collectively “HIPAA”), including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. The Company has entered into, where required, and is in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements (“Business Associate Agreements”) to which the Company is a party or otherwise bound. The Company has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. The Company has not received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other federal or state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to the Company or an agent or third party subject to a Business Associate Agreement with the Company. The Company is currently submitting, receiving and handling or is capable of submitting, receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 2.14(h)  not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

2.15          Legal Proceedings; Orders.

(a)            As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) the Company, (B) any Company Associate (in his or her capacity as such) or (C) any of the material assets owned or used by the Company; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b)            Except as set forth in Section 2.15(b) of the Company Disclosure Schedule, since the Company’s inception through the date of this Agreement, no Legal Proceeding has been pending against the Company that resulted in material liability to the Company.

(c)            There is no order, writ, injunction, judgment or decree to which the Company, or any of the material assets owned or used by the Company, is subject. To the Knowledge of the Company, no officer or employees of the Company is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or to any material assets owned or used by the Company.

2.16         Tax Matters.

(a)            The Company has timely filed all material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where the Company does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation by that jurisdiction.

(b)            All material amounts of Taxes due and owing by the Company on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of the Company did not, as of the date of the Company Unaudited Interim Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Company Unaudited Interim Balance Sheet. Since the date of the Company Unaudited Interim Balance Sheet, the Company has not incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c)            All Taxes that the Company is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d)           There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company.

(e)            No deficiencies for a material amount of Taxes with respect to the Company have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of the Company, no threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of the Company. Neither the Company nor any of its predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f)            The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g)            The Company is not a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h)            The Company will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or foreign Law) to any income received or accrued on or prior to the Closing Date. The Company has not made any election under Section 965(h) of the Code.

(i)             The Company has never been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. The Company has no Liability for any material Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by Contract or otherwise.

(j)            The Company has never distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).

(k)            The Company (i) is not a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is not a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) has never had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l)             The Company has not participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b).

(m)           The Company has not taken any action (or agreed to take any action) or knows of any fact that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(n)            The Company is classified as a corporation for U.S. federal income tax purposes. The Company has not made an election or taken any other action to change its federal and state income tax classification from such classification.

(o)            Notwithstanding anything to the contrary in this Agreement, the Company makes no representation as to the amount, diminution, or limitations on the use after the Closing Date, of any net operating losses, capital losses, deductions, Tax credits, asset tax basis and other similar Tax assets or attributes of the Company.

For purposes of this Section 2.16, each reference to the Company shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company.

2.17         Employee and Labor Matters; Benefit Plans.

(a)            Section 2.17(a) of the Company Disclosure Schedule is a list of all material Company Benefit Plans, other than at-will employment offer letters on the Company’s standard form and other than individual compensatory equity award agreements made pursuant to the Company’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company for the benefit of any current or former employee, director, officer or independent contractor of the Company or under which the Company has any actual or contingent liability.

(b)            As applicable with respect to each material Company Benefit Plan, the Company has made available to Parent, true and complete copies of (i) each material Company Benefit Plan, including all amendments thereto, and in the case of an unwritten material Company Benefit Plan, a written description thereof, (ii) all current trust documents, investment management contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, and (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)            Each Company Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d)            The Company Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Company Benefit Plan or the tax exempt status of the related trust.

(e)            Neither the Company nor any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(f)             There are no pending audits or investigations by any Governmental Body involving any Company Benefit Plan, and no pending or, to the Knowledge of the Company, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings involving any Company Benefit Plan, or, to the Knowledge of the Company, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to the Company. All contributions and premium payments required to have been made under any of the Company Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and the Company has no material liability for any unpaid contributions with respect to any Company Benefit Plan.

(g)            Neither the Company nor, to the Knowledge of the Company, any fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company, or Parent to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h)            No Company Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and, to the Knowledge of the Company, the Company has not made a written representation promising the same.

(i)             Except as set forth in Section 2.17(i) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment), will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company thereof, pursuant to any Company Benefit Plan (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(j)             Except as set forth in Section 2.17(j) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k)            No current or former employee, officer, director or independent contractor of the Company has any “gross up” agreements with the Company or other assurance of reimbursement by the Company for any Taxes imposed under Code Section 409A or Code Section 4999.

(l)             Each Company Benefit Plan maintained outside of the United States (each, a “Company Foreign Plan”) has obtained from the Governmental Body having jurisdiction with respect to such plan any required determinations that such plan is in compliance with the Laws of any such Governmental Body.

(m)           The assets of each of the Company Foreign Plans that is similar to an employee pension benefit plan (as defined in Section 3(2) of ERISA (whether or not subject to ERISA)) or that otherwise provides retirement, medical or life insurance benefits following retirement or other termination of service or employment are at least equal to the liabilities of such plans.

(n)            The Company has provided to Parent a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees and independent contractors (and indication as such), and, as applicable: (i) the annual dollar amount of all cash compensation in the form of wages, salary, fees, commissions, or director’s fees payable to each person; (ii) dates of employment or service; (iii) title and, with respect to independent contractors, a current written description of such person’s contracting services; (iv) visa status, if applicable; and (v) with respect to employees, (A) a designation of whether they are classified as exempt or non-exempt for purposes of the Fair Labor Standards Act, as amended (“FLSA”) and any similar state law and (B) whether such an employee is on leave and, if so, the nature of such leave and expected return date.

(o)            The Company is not and has never been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any employees of the Company, including through the filing of a petition for representation election. There is not and has not been since the Company’s inception, nor is there or has there been since the Company’s inception any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute or, to the Knowledge of the Company, any union organizing activity, against the Company.

(p)            The Company is, and since the Company’s inception has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to the Company, with respect to employees of the Company, the Company, since the Company’s inception, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There are no actions, suits, claims, charges, lawsuits, investigations, audits or administrative matters pending or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company relating to any employee, applicant for employment, or consultant.

(q)            Since the Company’s inception, the Company has not implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local Law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of Parent, and there has been no “employment loss” as defined by the WARN Act within the ninety (90) days prior to the date of this Agreement.

(r)             The Company is and has at all relevant times been in material compliance with (i) COVID-19-related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Body; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such act) and any other applicable COVID-19-related leave Law, whether state, local or otherwise.

2.18         Environmental Matters. The Company is and since the Company’s inception has complied with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to the Company or its business. The Company has not received since the Company’s inception, any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to prevent or interfere with the Company’s compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to the Company or its business. No current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of the Company pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or consummation of the Contemplated Transactions by the Company. Prior to the date hereof, the Company has provided or otherwise made available to Parent true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of the Company with respect to any property leased or controlled by the Company or any business operated by it.

2.19         Insurance. The Company has delivered or made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company. Each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since the Company’s inception, the Company has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. The Company has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against the Company for which the Company has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed the Company of its intent to do so.

2.20         No Financial Advisors. Except as set forth in Section 2.20 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company.

2.21          Transactions with Affiliates.

(a)            Section 2.21(a) of the Company Disclosure Schedule describes any material transactions or relationships, since the Company’s inception, between, on one hand, the Company and, on the other hand, any (i) officer or director of the Company or, to the Knowledge of the Company, any of such officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding Company Capital Stock or (iii) to the Knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company) in the case of each of (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

(b)            Section 2.21(b) of the Company Disclosure Schedule lists each stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract between the Company and any holders of Company Capital Stock, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Investor Agreements”).

2.22          Anti-Bribery. None of the Company or any of its directors, officers, employees or, to the Company’s Knowledge, agents or any other Person acting on their behalf (in each in their respective capacities as such) has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). The Company is not and has not been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

2.23          Disclaimer of Other Representations or Warranties.

(a)            Except as previously set forth in this Section 2 or in any certificate delivered by the Company to Parent and/or Merger Subs pursuant to this Agreement, the Company makes no representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b)            The Company acknowledges and agrees that, except for the representations and warranties of Parent and Merger Subs set forth in Section 3 or in any certificate delivered by Parent and/or Merger Subs to the Company pursuant to this Agreement, none of Parent, Merger Subs or any of their respective Representatives is relying on any other representation or warranty of Parent or any other Person made outside of Section 3 or such certificate, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

Section 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS

Subject to Section 8.13(h), except (a) as set forth in the disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) as disclosed in the Parent SEC Documents filed with the SEC after December 31, 2020 and prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in the Parent SEC Documents (x) shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.6, and Section 3.7 and (y) shall be deemed to be disclosed in a section of the Parent Disclosure Schedule only to the extent that it is readily apparent from a reading of such Parent SEC Documents that is applicable to such section of the Parent Disclosure Schedule, Parent and Merger Sub represent and warrant to the Company as follows:

3.1            Due Organization; Subsidiaries.

(a)            Each of Parent, First Merger Sub and Second Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound. Since their respective date of incorporation, no Merger Sub has engaged in any activities other than activities incident to its formation or in connection with or as contemplated by this Agreement.

(b)            Parent is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.

(c)            Parent has no Subsidiaries, except for the Entities identified in Section 3.1(c) of the Parent Disclosure Schedule; and neither Parent nor any of the Entities identified in Section 3.1(c) of the Company Disclosure Schedule owns any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, or controls directly or indirectly, any other Entity other than the Entities identified in Section 3.1(c) of the Company Disclosure Schedule. Each of Parent’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or other power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(d)            Neither the Parent nor any of its Subsidiaries is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business Entity. Neither the Parent nor any of its Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Parent nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for, any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

3.2            Organizational Documents. Parent has made available to the Company accurate and complete copies of the Organizational Documents or Parent and each of its Subsidiaries in effect as of the date of this Agreement. Neither Parent nor any of its Subsidiaries is in breach or violation of its respective Organizational Documents.

3.3            Authority; Binding Nature of Agreement.

(a)            The Parent and each of its Subsidiaries (including the Merger Subs) have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject, with respect to Parent, to receipt of the Required Parent Stockholder Vote and, with respect to Merger Subs, the adoption of this Agreement by Parent in its capacity as sole stockholder of Merger Subs, to perform its obligations hereunder and to consummate the Contemplated Transactions. The Parent Board (at meetings duly called and held) has: (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders; (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of Parent Stock Payment Shares to the stockholders of the Company pursuant to the terms of this Agreement and the treatment of the Company Options pursuant to this Agreement; and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters. The First Merger Sub Board (by unanimous written consent) has: (A) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of First Merger Sub and its sole stockholder; (B) authorized, approved and declared advisable this Agreement and the Contemplated Transactions; and (C) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of First Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions. The Second Merger Sub Board (by unanimous written consent) has: (A) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Second Merger Sub and its sole member; (B) authorized, approved and declared advisable this Agreement and the Contemplated Transactions; and (C) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the member of Second Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions.

(b)            This Agreement has been duly executed and delivered by Parent and each Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent and Merger Subs, enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Enforceability Exceptions.

3.4            Vote Required. The affirmative vote of a majority of the votes cast at the Parent Stockholders’ Meeting by the holders of Parent Common Stock (other than the Parent Common Stock Payment Shares to be issued at Closing pursuant to this Agreement) are the only vote of the holders of any class or series of Parent’s capital stock necessary to approve the proposal described in Section 4.2(a)(i) (“Required Parent Stockholder Vote”). The approval of holders of Parent Common Stock is not required in order to approve or enter into this Agreement or, except with respect to Parent Stockholder Matters, consummate the transactions contemplated hereby.

3.5            Non-Contravention; Consents. Subject to obtaining the Required Parent Stockholder Vote and the filing of the Certificates of Merger required by the DGCL and the filing of the Certificates of Designation, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Subs, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a)            contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of Parent or Merger Subs;

(b)            contravene, conflict with or result in a violation of, give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which Parent or its Subsidiaries, or any of the assets owned or used by Parent or its Subsidiaries, is subject, except as would not reasonably be expected to be material to Parent or its business;

(c)            contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent, except as would not reasonably be expected to be material to Parent or its business;

(d)            contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Parent Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Parent Material Contract; (iii) accelerate the maturity or performance of any Parent Material Contract; or (iv) cancel, terminate or modify any term of any Parent Material Contract, except in the case of any nonmaterial breach, default, penalty or modification; or

(e)            result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by Parent (except for Permitted Encumbrances).

Except for (i) any Consent set forth in Section 3.5 of the Parent Disclosure Schedule under any Parent Contract, (ii) the Required Parent Stockholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the filing of the Certificates of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither Parent nor any of its Subsidiaries is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Parent Board and the First Merger Sub Board and the Second Merger Sub Board have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL (or analogous provisions) are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement or any of the other Contemplated Transactions.

3.6            Capitalization.

(a)            The authorized capital stock of Parent as of the date of this Agreement consists of 140,000,000 shares of Parent Common Stock, par value $0.001 per share, of which 54,619,507 shares have been issued and are outstanding as of the close of business on the Reference Date and 5,000,000 shares of preferred stock of Parent, par value $0.01 per share, of which 655 shares have been issued and are outstanding as of the date of this Agreement. Parent does not hold any shares of its capital stock in its treasury.

(b)            All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent. Except as contemplated herein, there is no Parent Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities.

(c)            Except for the Parent Stock Plans, and except as set forth in Section 3.6(c) of the Parent Disclosure Schedule, Parent does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, 6,325,459 shares were reserved for issuance upon exercise of Parent Options granted under the Parent Stock Plans that are outstanding as of the date of this Agreement, and 4,380,396 shares remain available for future issuance pursuant to the Parent Stock Plans. Section 3.6(c) of the Parent Disclosure Schedule sets forth the following information with respect to each Parent Option outstanding as of the Reference Date: (i) the name of the optionee; (ii) the number of shares of Parent Common Stock subject to such Parent Option at the time of grant; (iii) the number of shares of Parent Common Stock subject to such Parent Option as of the Reference Date; (iv) the exercise price of such Parent Option; (v) the date on which such Parent Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the Reference Date and any acceleration provisions; and (vii) whether such Parent Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. Parent has made available to the Company an accurate and complete copy of the Parent Stock Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding options granted thereunder. No vesting of Parent Options will be accelerated in connection with the closing of the Contemplated Transactions other than as set forth on such Section 3.6(c) of the Parent Disclosure Schedule.

(d)            Except for the Parent Options, and as otherwise set forth in Section 3.6(d) of the Parent Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent or any of its Subsidiaries; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent or any of its Subsidiaries (it being understood that Parent intends to issue prior to (but contingent upon) the Closing restricted stock units to certain employees of the Company identified in the Company Disclosure Schedule). There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent or any of its Subsidiaries. In addition, there are no stockholder rights plans (or similar plan commonly referred to as a “poison pill”) or bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Parent may vote.

(e)            All outstanding shares of Parent Common Stock, Parent Options, and other securities of Parent have been issued and granted in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(f)            All distributions, dividends, repurchases and redemptions of Parent Common Stock or other equity interests of Parent were undertaken in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contracts.

3.7            SEC Filings; Financial Statements.

(a)            Parent has delivered or made available to the Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Parent with the SEC since January 1, 2021 (the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. Since January 1, 2021, all material statements, reports, schedules, forms and other documents required to have been filed by Parent or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Parent has failed to make the Certifications required of him or her. Parent has made available to the Company true and complete copies of all correspondence, other than transmittal correspondence or general communications by the SEC not specifically addressed to Parent, between the SEC, on the one hand, and Parent, on the other, since January 1, 2020, including all SEC comment letters and responses to such comment letters and responses to such comment letters by or on behalf of Parent except for such comment letters and responses to such comment letters that are publicly accessible through EDGAR. As of the date of this Agreement, there are no outstanding unresolved comments in comment letters received from the SEC or Nasdaq with respect to Parent SEC Documents. To the Knowledge of Parent, none of the Parent SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Parent. As used in this Section 3.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, supplied or otherwise made available to the SEC.

(b)            The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP.

(c)            Parent’s independent registered public accounting firm has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d)            Since January 1, 2021, through the date of this Agreement, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from officials of Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on Nasdaq. As of the date of this Agreement, Parent has timely responded to all comment letters of the staff of the SEC relating to the Parent SEC Documents, and the SEC has not advised Parent that any final responses are inadequate, insufficient or otherwise non-responsive. Parent has made available to the Company true, correct and complete copies or all comment letters, written inquiries and enforcement correspondences between the SEC, on the one hand, and Parent, on the other hand, occurring since January 1, 2021 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date of this Agreement. To the Knowledge of Parent, as of the date of this Agreement, none of the Parent SEC Documents is the subject of an ongoing SEC report or outstanding SEC comment.

(e)            Since January 1, 2021, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, principal accounting officer or general counsel of Parent, the Parent Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(f)            Parent is and since its first date of listing on Nasdaq, has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

(g)            Parent maintains, and at all times since January 1, 2021, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board, (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements and (iv) that Parent maintains records in reasonable detail which accurately and fairly reflect the transactions and dispositions of the assets of Parent and any of its Subsidiaries. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting as of December 31, 2020, and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s auditors and audit committee (and has described in Section 3.7(g) of the Parent Disclosure Schedule) (A) all material weaknesses and all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves Parent, any of its Subsidiaries, Parent’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Parent and its Subsidiaries or (C) any claim or allegation regarding any of the foregoing. Parent has not identified, based on its most recent evaluation of internal control over financial reporting, any significant deficiencies or material weaknesses in the design or operation of Parent’s internal control over financial reporting.

(h)            Parent maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Parent in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i)            Section 3.7(i) to the Parent Disclosure Schedule sets forth an accurate statement of Parent’s cash and cash equivalents as of the close of business on the Business Day preceding the date of this Agreement, and there has been no material change in the amount thereof from such statement through the date of this Agreement. The cash forecast set forth in Section 3.7(i) to the Parent Disclosure Schedule: (i) has been prepared by Parent in good faith, (ii) is based on assumptions that Parent considers to be reasonable, and (iii) fairly reflects Parent’s reasonably anticipated rate of cash usage for the periods covered therein.

(j)            Parent has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

3.8            Absence of Changes. Except as set forth in Section 3.8 of the Parent Disclosure Schedule, after the date of the Parent Balance Sheet, Parent and its Subsidiaries have conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Parent Material Adverse Effect and (b) neither Parent nor any of its Subsidiaries has done any of the following:

(a)            declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Parent Stock Plans);

(b)            sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of Parent (except for Parent Common Stock issued upon the valid exercise of outstanding Parent Options); (B) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees in the Ordinary Course of Business; or (C) any instrument convertible into or exchangeable for any capital stock or other security of Parent;

(c)            except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(d)            formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e)            (A) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (B) incurred or guaranteed any indebtedness for borrowed money, or (C) guaranteed any debt securities of others;

(f)            other than as required by applicable Law or the terms of any Parent Benefit Plan as in effect on the date of this Agreement: (A) adopted, terminated, established or entered into any Parent Benefit Plan; (B) caused any Parent Benefit Plan to be amended in any material respect; (C) paid any bonus or distributed any profit-sharing account balances or similar payment to, or increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than in the Ordinary Course of Business; (D) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination (other than for cause) to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

(g)            entered into any collective bargaining agreement or similar agreement with any labor union, or similar labor organization;

(h)            entered into any material transaction other than (A) in the Ordinary Course of Business or (B) in connection with the Contemplated Transactions;

(i)             acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(j)             sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Parent IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k)            made, changed or revoked any material Tax election, failed to pay any material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or changed any material accounting method in respect of Taxes;

(l)             made any expenditures, incurred any Liabilities or discharged or satisfied any Liabilities, in each case, in amounts that exceed the aggregate amount of $300,000;

(m)           other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(n)            initiated or settled any Legal Proceeding; or

(o)            agreed, resolved or committed to do any of the foregoing.

3.9            Absence of Undisclosed Liabilities. As of the date hereof, neither Parent nor any of its Subsidiaries has any Liability, individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by Parent or its Subsidiaries since the date of the Parent Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of Parent or any of its Subsidiaries under Parent Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Parent; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule.

3.10          Title to Assets. Each of Parent and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it, including: (a) all tangible assets reflected on the Parent Balance Sheet; and (b) all other tangible assets reflected in the books and records of Parent or any of its Subsidiaries as being owned by Parent or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by Parent or its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

3.11         Real Property; Leasehold. Neither Parent nor any of its Subsidiaries own or ever have owned any real property. Parent has made available to the Company (a) an accurate and complete list of all real properties with respect to which Parent directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, Parent or any of its Subsidiaries, and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Parent Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. Parent’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and Parent has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. Parent has not received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

3.12          Intellectual Property.

(a)            Section 3.12(a) of the Parent Disclosure Schedule identifies each item of material Registered IP owned in whole or in part by the Parent or its Subsidiaries, including, with respect to each registration and application: (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners. To the Knowledge of Parent, each of the patents and patent applications included in Section 3.12(a)  of the Parent Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of Parent, threatened in writing, in which the scope, validity, enforceability or ownership of any Parent IP is being or has been contested or challenged. To the Knowledge of Parent, each item of Parent IP is valid and enforceable, and with respect to the Parent’s Registered IP, subsisting.

(b)            Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent or its Subsidiaries exclusively own, are the sole assignee of, or have exclusively licensed all material Parent IP, free and clear of all Encumbrances other than Permitted Encumbrances. The Parent IP and the Intellectual Property Rights licensed to Parent pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or, to the Knowledge of Parent, otherwise necessary for the operation of Parent’s and any of its Subsidiaries’ business as currently conducted. Each Parent Associate involved in the creation or development of any material Parent IP, pursuant to such Parent Associate’s activities on behalf of Parent or any of its Subsidiaries, has signed a valid and enforceable written agreement containing an assignment of such Parent Associate’s rights in such Parent IP to Parent or its Subsidiaries. Each Parent Associate who has or has had access to Parent’s or any of its Subsidiaries’ trade secrets or confidential information has signed a valid and enforceable written agreement containing confidentiality provisions protecting the Parent IP, trade secrets and confidential information. Parent has taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(c)            [reserved.]

(d)            Section 3.12(d) of Parent Disclosure Schedule sets forth each license agreement pursuant to which Parent (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by Parent or its Subsidiaries in its business as currently conducted (each a “Parent In-bound License”) or (ii) grants to any third party a license under any material Parent IP or material Intellectual Property Right licensed to the Parent or its Subsidiaries under a Parent In-bound License (each a “Parent Out-bound License”) (provided, that, Parent Inbound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, services agreements, clinical trial agreements, agreements with Parent Associates, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Parent Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Parent In-bound Licenses and Parent Out-bound Licenses are in full force and effect and are valid, enforceable and binding obligations of Parent and, to the Knowledge of Parent, each other party to such Parent In-bound Licenses or Parent Out-bound Licenses. Neither Parent, nor to the Knowledge of Parent, any other party to such Parent In-bound Licenses or Parent Out-bound Licenses, is in material breach under any Parent In-bound Licenses or Parent Out-bound Licenses. Except as set forth in Section 3.12(d) of the Parent Disclosure Schedule, none of the terms or conditions of any Parent In-bound License or any Parent Out-bound License requires Parent or any of its Subsidiaries or any of their Affiliates to maintain, develop or prosecute any Intellectual Property Rights.

(e)            To the Knowledge of Parent: (i) the operation of the business of Parent and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. No Legal Proceeding is pending (or, to the Knowledge of Parent, is threatened in writing) (A) against Parent or its Subsidiaries alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by Parent or its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. Since January 1, 2019, neither Parent nor its Subsidiaries have received any written notice or other written communication alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(f)            None of Parent IP or, to the Knowledge of Parent, any material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by Parent or its Subsidiaries of any such Parent IP or material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries.

(g)            To the Knowledge of Parent, Parent and the operation of Parent’s and its Subsidiaries’ business are in substantial compliance with all Laws pertaining to data privacy and data security of Sensitive Data. Since January 1, 2019, there have been (i) no losses or thefts of data or security breaches relating to Sensitive Data used in the business of Parent or its Subsidiaries, (ii) no violations of any security policy of Parent regarding any such Sensitive Data used in the business of Parent or its Subsidiaries, and (iii) no unauthorized access, unauthorized use or unintended or improper disclosure of any Sensitive Data used in the business of Parent or its Subsidiaries. Parent has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of Parent’s and its Subsidiaries’ business as currently conducted from unauthorized use or access. To the Knowledge of Parent, there have been no material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of Parent’s or its Subsidiaries’ business as currently conducted.

3.13          Agreements, Contracts and Commitments.

(a)            Section 3.13 of the Parent Disclosure Schedule lists the following Parent Contracts in effect as of the date of this Agreement (each, a “Parent Material Contract” and collectively, the “Parent Material Contracts”):

(i)            a material Contract as defined in Item 601(b)(10) of Regulation S-K as promulgated under the Securities Act;

(ii)           each Parent Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(iii)           each Parent Contract containing (A) any covenant limiting the freedom of Parent or its Subsidiaries to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(iv)          each Parent Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(v)           each Parent Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(vi)          each Parent Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of Parent or its Subsidiaries or any loans or debt obligations with officers or directors of Parent;

(vii)         each Parent Contract requiring payment by or to Parent after the date of this Agreement in excess of $100,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Parent; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Parent has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Parent has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by Parent; or (D) any Parent Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of Parent or any Parent Contract to sell, distribute or commercialize any products or service of Parent;

(viii)        each Parent Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to Parent in connection with the Contemplated Transactions;

(ix)           each Parent Real Estate Lease;

(x)            each Parent Contract with any Governmental Body;

(xi)           each Parent Out-bound License and Parent In-bound License, and each Parent Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xii)          each Parent Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of Parent or its Subsidiaries;

(xiii)         each Parent Contract, offer letter, employment agreement, or independent contractor agreement with any employee or service provider whose annual compensation equals or exceeds $125,000 that (A) is not immediately terminable by Parent without notice, severance, or other cost or liability, except as required under applicable Law, or (B) provides for retention payments, change-of-control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiv)         any other Contract that is not terminable at will (with no penalty or payment or requirement for prior notice) by Parent or its Subsidiaries, as applicable, and (A) which involves payment or receipt by Parent or its Subsidiaries after the date of this Agreement under any such agreement, Contract or commitment of more than $100,000 in the aggregate, or obligations after the date of this Agreement in excess of $100,000 in the aggregate, or (B) that is material to the business or operations of Parent and its Subsidiaries, taken as a whole;

(xv)          each Parent Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Parent IP or material Intellectual Property Right licensed to Parent under a Parent Inbound License; or

(xvi)         each Parent Contract entered into in settlement of any Legal Proceeding or other dispute.

(b)            Parent has delivered or made available to the Company accurate and complete copies of all Parent Material Contracts, including all amendments thereto. There are no Parent Material Contracts that are not in written form. Neither Parent nor any of its Subsidiaries has, nor, to Parent’s Knowledge, as of the date of this Agreement, has any other party to a Parent Material Contract, breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Parent Material Contract in such manner as would permit any other party to cancel or terminate any such Parent Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to Parent or its business. As to Parent and its Subsidiaries, as of the date of this Agreement, each Parent Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Parent Material Contract to change, any material amount paid or payable to Parent under any Parent Material Contract or any other material term or provision of any Parent Material Contract, and no Person has indicated in writing to Parent that it desires to renegotiate, modify, not renew or cancel any Parent Material Contract.

3.14          Compliance; Permits.

(a)            Parent and its Subsidiaries are, and since January 1, 2018 have been, in compliance in all material respects with all applicable Laws, including the FDCA, the PHSA and any other similar Law administered or promulgated by the FDA or other Drug Regulatory Agency, except for any noncompliance, either individually or in the aggregate, which would not be material to Parent.

(b)            No investigation, claim, suit, proceeding, audit or other action by any Governmental Body is pending or, to the Knowledge of Parent, threatened against Parent or any Subsidiary. There is no agreement, judgment, injunction, order or decree binding upon Parent or any Subsidiary which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any Subsidiary, any acquisition of material property by Parent or any Subsidiary or the conduct of business by Parent or any Subsidiary as currently conducted, (ii) is reasonably likely to have an adverse effect on Parent’s or any Subsidiary’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

(c)            Parent or its Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of Parent or such Subsidiary as currently conducted (the “Parent Permits”). Section 3.14(c) of the Parent Disclosure Schedule identifies each Parent Permit. Each such Parent Permit is valid and in full force and effect, and Parent is in material compliance with the terms of the Parent Permits. No Legal Proceeding is pending or, to the Knowledge of Parent, threatened, which seeks to revoke, limit, suspend, or materially modify any Parent Permit.

(d)            There are no proceedings pending or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries with respect to an alleged material violation by Parent or any of its Subsidiaries of the FDCA, the PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither Parent nor any of its Subsidiaries nor any of their respective officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of Parent, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against Parent or any of its Subsidiaries or any of their respective officers and employees, and Parent and its Subsidiaries have no liability for failure to comply with the FDCA, PHSA, or other similar Laws. There is no act, omission, event, or circumstance of which Parent has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(e)            Parent and each of its Subsidiaries holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of Parent or such Subsidiary as currently conducted (collectively, the “Parent Regulatory Permits”) and no such Parent Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Parent Regulatory Permits will not be renewable upon expiration. Parent and each of its Subsidiaries are in compliance in all material respects with the Parent Regulatory Permits and have not received any written notice or other written communication or, to the Knowledge of Parent, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Parent Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Parent Regulatory Permit. Parent and each of its Subsidiaries have complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of Parent, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

(f)            All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries, or in which Parent or its Subsidiaries or their respective current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the GCP regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and the GLP regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of Parent or any of its Subsidiaries has been terminated or suspended prior to completion for safety or noncompliance reasons. Since January 1, 2018, neither Parent nor any of its Subsidiaries has received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of Parent, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Parent or any of its Subsidiaries or in which Parent or any of its Subsidiaries or their respective current products or product candidates have participated.

(g)            Neither Parent nor any of its Subsidiaries is the subject of any pending or, to the Knowledge of Parent, threatened investigation in respect of their respective businesses or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Parent, neither Parent nor any of its Subsidiaries has committed any acts, made any statement, or has not failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(h)            Neither Parent, nor any of its Subsidiaries, nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (e) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither Parent, nor any of its Subsidiaries, nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. Parent and its Subsidiaries are not using, nor have they ever used, in any capacity any Person that has ever been, or to the Knowledge of Parent, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

(i)             Parent and each of its Subsidiaries has complied with all Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. Parent or its Subsidiaries have entered into, where required, and are in compliance in all material respects with the terms of all Business Associate Agreements to which Parent or any of its Subsidiaries is a party or otherwise bound. Parent has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither Parent nor any of its Subsidiaries has received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to Parent or any of its Subsidiaries, or an agent or third party, including any subject to a Business Associate Agreement with Parent or such Subsidiary. Parent or its Subsidiaries is currently submitting, receiving and handling or is capable of submitting receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 3.14(i) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

3.15          Legal Proceedings; Orders.

(a)            As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of Parent, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) Parent, (B) any of its Subsidiaries, (C) any Parent Associate (in his or her capacity as such) or (D) any of the material assets owned or used by Parent or its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b)            Except as set forth in Section 3.15(b) of the Parent Disclosure Schedule, since January 1, 2018 through the date of this Agreement, no Legal Proceeding has been pending against Parent that resulted in material liability to Parent.

(c)            There is no order, writ, injunction, judgment or decree to which Parent or any of its Subsidiaries, or any of the material assets owned or used by Parent or any of its Subsidiaries, is subject. To the Knowledge of Parent, no officer of Parent or any of its Subsidiaries is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any of its Subsidiaries or to any material assets owned or used by Parent or any of its Subsidiaries.

3.16          Tax Matters.

(a)            Parent and each of its Subsidiaries have timely filed all material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where Parent or any of its Subsidiaries does not file a particular Tax Return or pay a particular Tax that Parent or such Subsidiary is subject to taxation by that jurisdiction.

(b)            All material amounts of Taxes due and owing by Parent or any of its Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of Parent and its Subsidiaries did not, as of the date of the Parent Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Parent Balance Sheet. Since the Parent Balance Sheet Date, neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c)            All Taxes that Parent is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d)            There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent.

(e)            No deficiencies for a material amount of Taxes with respect to Parent have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of Parent, threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of Parent. Neither Parent nor any of its predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f)            Neither Parent nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g)            Neither Parent nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h)            Neither Parent nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or foreign Law) to any income received or accrued on or prior to the Closing Date. Parent has not made any election under Section 965(h) of the Code.

(i)            Neither Parent nor any of its Subsidiaries has ever been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. Parent has no Liability for any material Taxes of any Person (other than Parent and any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by Contract or otherwise.

(j)            Neither Parent nor any of its Subsidiaries has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).

(k)            Parent (i) is not a “controlled foreign corporation” as defined in Section 957 of the Code; (ii) is not a “passive foreign investment company” within the meaning of Section 1297 of the Code; or (iii) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l)             Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b).

(m)           Neither Parent nor any of its Subsidiaries has taken any action (or agreed to take any action) or knows of any fact that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(n)            Section 3.16(n) of the Parent Disclosure Schedule sets forth the entity classification of Parent and each of its Subsidiaries for U.S. federal income tax purposes. Neither Parent nor any of its Subsidiaries has made an election or taken any other action to change its federal and state income tax classification from such classification.

(o)            Notwithstanding anything to the contrary in this Agreement, neither Parent nor the Merger Subs make any representation as to the amount, diminution, or limitations on the use after the Closing Date, of any net operating losses, capital losses, deductions, Tax credits, asset tax basis and other similar Tax assets or attributes of Parent or any of its Subsidiaries.

For purposes of this Section 3.16, each reference to Parent or any of its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, Parent.

3.17          Employee and Labor Matters; Benefit Plans.

(a)            Section 3.17(a) of the Parent Disclosure Schedule is a list of all material Parent Benefit Plans, other than employment offer letters on Parent’s standard form and other than individual Parent Options or other compensatory equity award agreements made pursuant to the Parent’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Parent Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries or Parent ERISA Affiliates for the benefit of any current or former employee, director, officer or independent contractor of Parent or any of its Subsidiaries or under which Parent or any of its Subsidiaries has any actual or contingent liability (including, without limitation, as to the result of it being treated as a single employer under Code Section 414 with any other person).

(b)            As applicable with respect to each material Parent Benefit Plan, Parent has made available to the Company true and complete copies of (i) each material Parent Benefit Plan, including all amendments thereto, and in the case of an unwritten material Parent Benefit Plan, a written description thereof, (ii) all current trust documents, investment management contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, and (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)            Each Parent Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d)            The Parent Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Parent Benefit Plan or the tax exempt status of the related trust.

(e)            Neither Parent, any of its Subsidiaries nor any Parent ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(f)            There are no pending audits or investigations by any Governmental Body involving any Parent Benefit Plan, and no pending or, to the Knowledge of Parent, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Parent Benefit Plans), suits or proceedings involving any Parent Benefit Plan, or, to the Knowledge of Parent, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to Parent or any of its Subsidiaries. All contributions and premium payments required to have been made under any of the Parent Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and neither Parent nor any Parent ERISA Affiliate has any material liability for any unpaid contributions with respect to any Parent Benefit Plan.

(g)           Neither Parent, any of its Subsidiaries or any Parent ERISA Affiliates, nor to the Knowledge of Parent, any fiduciary, trustee or administrator of any Parent Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Parent Benefit Plan which would subject any such Parent Benefit Plan, Parent, any of its Subsidiaries or Parent ERISA Affiliates to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h)           No Parent Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and to the Knowledge of Parent, neither Parent nor any of its Subsidiaries or any Parent ERISA Affiliates has made a written representation promising the same.

(i)             Except as set forth in Section 3.17(i) of the Parent Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of Parent or any Subsidiary thereof pursuant to any Parent Benefit Plan, increase any amount of compensation or benefits otherwise payable under any Parent Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Parent Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Parent Benefit Plan or (v) limit the right to merge, amend or terminate any Parent Benefit Plan.

(j)             Except as set forth in Section 3.17(j) of the Parent Disclosure Schedule, neither the execution of, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Parent and its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k)            No current or former employee, officer, director or independent contractor of Parent or any of its Subsidiaries has any “gross up” agreements with the Parent or any of its Subsidiaries or other assurance of reimbursement by the Parent or any of its Subsidiaries for any Taxes imposed under Code Section 409A or Code Section 4999.

(l)             Each Parent Benefit Plan maintained outside of the United States (each, a “Parent Foreign Plan”) has obtained from the Governmental Body having jurisdiction with respect to such plan any required determinations that such plan is in compliance with the Laws of any such Governmental Body.

(m)           The assets of each of the Parent Foreign Plans that is similar to an employee pension benefit plan (as defined in Section 3(2) of ERISA (whether or not subject to ERISA)) or that otherwise provides retirement, medical or life insurance benefits following retirement or other termination of service or employment are at least equal to the liabilities of such plans.

(n)            Parent has provided to the Company a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees (and indication as such), and, as applicable: (i) the annual dollar amount of all cash compensation in the form of wages, salary, fees, commissions, or director’s fees payable to each person; (ii) dates of employment or service; (iii) title and, with respect to independent contractors, a current written description of such person’s contracting services; and (iv) with respect to employees, a designation of whether they are classified as exempt or non-exempt for purposes of FLSA and any similar state, federal or foreign law.

(o)            Neither Parent nor any of its Subsidiaries is or has ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of Parent, purporting to represent or seeking to represent any employees of Parent or its Subsidiaries, including through the filing of a petition for representation election. There is not and has not been in the past five years, nor is there or has there been in the past five years any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute, or, to the Knowledge of Parent, any union organizing activity, against Parent or any of its Subsidiaries.

(p)            Parent and each of its Subsidiaries is, and since January 1, 2018 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to Parent or any of its Subsidiaries, with respect to employees of Parent and its Subsidiaries, each of Parent and its Subsidiaries, since January 1, 2018, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There are no actions, suits, claims, charges, lawsuits, investigations, audits or administrative matters pending or, to the Knowledge of Parent, threatened or reasonably anticipated against Parent or any of its Subsidiaries relating to any employee, applicant for employment, or consultant.

(q)           Within the preceding five years, Parent has not implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local Law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of the Company, and there has been no “employment loss” as defined by the WARN Act within the 90 days prior to the date of this Agreement.

(r)             Parent is and has at all relevant times been in material compliance with (i) COVID-19-related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Body; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such act) and any other applicable COVID-19-related leave Law, whether state, local or otherwise.

3.18         Environmental Matters. Parent and each of its Subsidiaries are in compliance and since January 1, 2018 have complied with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to Parent or its business. Neither Parent nor any of its Subsidiaries has received since January 1, 2018 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that Parent or any of its Subsidiaries is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of Parent, there are no circumstances that would reasonably be expected to prevent or interfere with Parent’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to Parent or its business. No current or (during the time a prior property was leased or controlled by Parent or any of its Subsidiaries) prior property leased or controlled by Parent or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of Parent or any of its Subsidiaries pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions by Parent or Merger Subs. Prior to the date hereof, Parent has provided or otherwise made available to the Company true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of Parent or any of its Subsidiaries with respect to any property leased or controlled by Parent or any of its Subsidiaries or any business operated by it.

3.19         Transactions with Affiliates. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, since the date of Parent’s last proxy statement filed in April 2022 with the SEC, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K. Section 3.19 of the Parent Disclosure Schedule identifies each Person who is (or who may be deemed to be) an Affiliate of Parent as of the date of this Agreement.

3.20         Insurance. Parent has delivered or made available to the Company accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Parent and each of its Subsidiaries. Each of such insurance policies is in full force and effect and Parent and each of its Subsidiaries is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2018, neither Parent nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Parent and each of its Subsidiaries has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against Parent or any of its Subsidiaries for which Parent or such Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Parent or any of its Subsidiaries of its intent to do so.

3.21         No Financial Advisors. No broker, finder or investment banker, other than JMP Securities LLC, is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

3.22         Anti-Bribery. None of Parent or any of its Subsidiaries nor any of their respective directors, officers, employees or, to Parent’s Knowledge, agents or any other Person acting on its behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of Anti-Bribery Laws. Neither Parent nor any of its Subsidiaries is or has been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

3.23         Valid Issuance. The Parent Common Stock and Parent Convertible Preferred Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable. To the Knowledge of Parent as of the date of this Agreement, no “bad actor” disqualifying event described in Rule 506(d)(1)(i)–(viii) of the Securities Act (a “Disqualifying Event”) is applicable to Parent or, to Parent’s Knowledge, any Parent Covered Person, except for a Disqualifying Event as to which Rule 506(d)(2)(ii)–(iv) or (d)(3) of the Securities Act is applicable.

3.24         Opinion of Financial Advisor. JMP Securities LLC, Parent’s financial advisor, rendered to the Parent Board an oral opinion (to be confirmed by delivery of a written opinion) to the effect that, as of the date of its opinion and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Exchange Ratio, is fair, from a financial point of view, to Parent. It is agreed and understood that such opinion is for the benefit of the Parent Board and may not be relied upon by the Company or any other party.

3.25         Disclaimer of Other Representations or Warranties.

(a)            Except as previously set forth in this Section 3 or in any certificate delivered by Parent or Merger Subs to the Company pursuant to this Agreement, neither Parent nor any Merger Sub makes any representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b)           Each of Parent, First Merger Sub and Second Merger Sub acknowledges and agrees that, except for the representations and warranties of the Company set forth in Section 2 or in any certificate delivered by the Company to Parent or the Merger Subs pursuant to this Agreement, none of the Company or any of their respective Representatives is relying on any other representation or warranty of the Company or any other Person made outside of Section 2 or such certificates, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

Section 4. ADDITIONAL AGREEMENTS OF THE PARTIES

4.1            Stockholder Notice. Promptly following receipt of the Required Company Stockholder Vote, the Company shall prepare and mail a notice (the “Stockholder Notice”) to every stockholder of the Company that did not execute the Stockholder Written Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board determined that the Merger is advisable in accordance with Section 251(b) of the DGCL and in the best interests of the stockholders of the Company and approved and adopted this Agreement, the Merger and the other Contemplated Transactions, (ii) provide the stockholders of the Company to whom it is sent with notice of the actions taken in the Stockholder Written Consent, including the adoption and approval of this Agreement, the Merger and the other Contemplated Transactions in accordance with Section 228(e) of the DGCL and the certificate of incorporation and bylaws of the Company and (iii) include a description of the appraisal rights of the Company’s stockholders available under the DGCL, along with such other information as is required thereunder and pursuant to applicable Law.

4.2            Parent Stockholders’ Meeting.

(a)            As promptly as practicable following the execution of this Agreement, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking:

(i)             approval of the Preferred Stock Conversion Proposal; and

(ii)            approval of an amendment to Parent’s certificate of incorporation to (x) increase the number of authorized shares of Parent Common Stock to such amount as determined by the Parent Board following the Closing, and (y) effect the Nasdaq Reverse Split (the matters contemplated by the clauses 4.2(a)(i)–(ii) are referred to as the “Parent Stockholder Matters,” and such meeting, the “Parent Stockholders’ Meeting”).

(b)      Parent agrees to use reasonable best efforts to call and hold the Parent Stockholders’ Meeting as soon as practicable after the date hereof, and in any event on or before the date that is 90 days after the date hereof. If the approval of the Parent Stockholder Matters is not obtained at the Parent Stockholders’ Meeting or if on a date preceding the Parent Stockholders’ Meeting, Parent reasonable believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, then, in each case, Parent will use its reasonable best efforts to adjourn the Parent Stockholders’ Meeting one or more times to a date or dates no more than 30 days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Parent Stockholders’ Meeting is not so adjourned, and/or if the approval of the Parent Stockholder Matters is not then obtained, Parent will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of the stockholders of Parent or, if such annual meeting is not scheduled to be held within six months after the Parent Stockholders’ Meeting, a special meeting of the stockholders of Parent to be held within six months after the Parent Stockholders’ Meeting. Parent will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Parent to approve the Parent Stockholder Matters will be solicited and taken, at least once every six months until Parent obtains approval of the Parent Stockholder Matters.

(c)            Parent agrees that: (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Section 4.2(b), and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that the Parent’s stockholders vote to approve the Parent Stockholder Matters. The Company and Parent acknowledge that, under the Nasdaq Stock Market Rules, the Parent Stock Payment Shares will not be entitled to vote on the Preferred Stock Conversion Proposal.

4.3            Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock. For as long as any Parent Convertible Preferred Stock Payment Shares remain outstanding, Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Parent Common Stock or shares of Parent Common Stock held in treasury by Parent, for the purpose of effecting the conversion of the Parent Convertible Preferred Stock Payment Shares, the full number of shares of Parent Common Stock then issuable upon the conversion of all Parent Convertible Preferred Stock Payment Shares then outstanding. All shares of Parent Common Stock delivered upon conversion of the Parent Convertible Preferred Stock Payment Shares shall be newly issued shares or shares held in treasury by Parent, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

4.4            Employee Benefits.

(a)            For purposes of vesting, eligibility to participate, and level of benefits (other than for purposes of determining awards under an equity incentive plan or accrued benefits under any defined benefit pension plan) under the benefit plans, programs, contracts or arrangements of Parent or any of its Subsidiaries (including, following the Closing, the Surviving Entity and its Subsidiaries) (the “Post-Closing Plans”), Parent shall use reasonable best efforts to cause each employee who remains employed by Parent or the Surviving Entity, or any of their respective Subsidiaries following the Closing (which, for the avoidance of doubt, will be all employees of Parent), (together, the “Continuing Employees”) to be credited with such Continuing Employee’s years of service with Parent, the Company or any of their respective Subsidiaries and their respective predecessors; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, for purposes of each Post-Closing Plan providing medical, dental, pharmaceutical and/or vision benefits to a Continuing Employee, Parent shall use reasonable best efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan to be waived for such Continuing Employee and their covered dependents to the extent and unless such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Post-Closing Plan, and Parent shall use its best efforts to cause any eligible expenses incurred by a Continuing Employee and their covered dependents during the portion of such plan year in which coverage is replaced with coverage under a Post-Closing Plan to be taken into account under such Post-Closing Plan with respect to the plan year in which participation in such Post-Closing Plan begins for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and their covered dependents for such plan year as if such amounts had been paid in accordance with such Post-Closing Plan.

(b)            As soon as practicable following the Closing, Parent shall grant to each Continuing Employee set forth in Section 4.4(b) of the Parent Disclosure Schedule an option to purchase the number of shares of Parent Common Stock and/or restricted stock units opposite each such Continuing Employee’s name therein, with a per share exercise price (in the case of the options) equal to fair market value of a share of Parent Common Stock on the date of grant (the “Retention Equity Awards”). Each Retention Equity Award shall vest as set forth in Section 4.4(b) of the Parent Disclosure Schedule.

(c)            Parent covenants and agrees to (i) retain, and not terminate, all Continuing Employees at their salary level as in effect as of immediately prior to the First Effective Time through December 31, 2022 and, (ii) at all times until April 15, 2023, honor all severance commitments of Parent in effect as of immediately prior to the First Effective Time that pertain to the Continuing Employees.

(d)            The provisions of this Section 4.4 are for the sole benefit of Parent and the Company and no provision of this Agreement shall (i) create any third-party beneficiary or other rights in any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan or rights to continued employment or service with the Company or the Parent (or any Subsidiary thereof), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan, or (iii) limit the ability of the Parent to terminate the employment of any Continuing Employee.

4.5            Indemnification of Officers and Directors.

(a)            From the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, each of Parent and the Surviving Entity shall indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the First Effective Time, a director or officer of Parent or the Company or any of their respective Subsidiaries, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or of the Company, or any Subsidiary thereof, asserted or claimed prior to the First Effective Time, in each case, to the fullest extent permitted under applicable Law. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Surviving Entity, jointly and severally, upon receipt by Parent or the Surviving Entity from the D&O Indemnified Party of a request therefor; provided that any such person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the DGCL or DLLCA, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b)            The provisions of the certificate of incorporation and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the certificate of incorporation and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the First Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the First Effective Time, were officers or directors of Parent, unless such modification is required by applicable Law. The certificate of formation and limited liability company agreement of the Surviving Entity shall contain, and Parent shall cause the certificate of formation and limited liability company agreement of the Surviving Entity to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Parent.

(c)             From and after the First Effective Time, (i) the Surviving Entity shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time.

(d)            From and after the First Effective Time, Parent shall continue to maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent. From and after the First Effective Time, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 4.5 in connection with their successful enforcement of the rights provided to such persons in this Section 4.5.

(e)            The provisions of this Section 4.5 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

(f)             In the event Parent or the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as the case may be, shall succeed to the obligations set forth in this Section 4.5. Parent shall cause the Surviving Entity to perform all of the obligations of the Surviving Entity under this Section 4.5.

4.6           Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

4.7            Proxy Statement.

(a)            As promptly as practicable after the Closing Date, Parent shall prepare and file with the SEC a proxy statement relating to the Parent Stockholders’ Meeting to be held in connection with the Parent Stockholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Parent shall use its commercially reasonable efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement.

(b)            Parent covenants and agrees that the Proxy Statement (and the letters to stockholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the DGCL, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c)            Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities laws and the DGCL. If Parent, First Merger Sub, Second Merger Sub or the Surviving Entity become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Parent stockholders.

4.8            Listing. Parent shall use its reasonable best efforts to prepare and submit to Nasdaq a notification form for the listing of the Parent Common Stock Payment Shares and the Parent Common Stock to be issued upon conversion of the Parent Convertible Preferred Stock Payment Shares to be issued in connection with the Contemplated Transactions, to cause such shares to be approved for listing (subject to official notice of issuance) and to effect the Nasdaq Reverse Split (the “Nasdaq Listing Application”) and to cause such Nasdaq Listing Application to be conditionally approved prior to the First Effective Time. The Parties will use reasonable best efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Party will promptly inform the other Party of all verbal or written communications between Nasdaq and such Party or its representatives. Parent and the Company agree to evenly split all Nasdaq fees associated with the Nasdaq Listing Application. The Company will cooperate with Parent as reasonably requested by Parent with respect to the Nasdaq Listing Application and promptly furnish to Parent all information concerning the Company and its stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 4.8.

4.9            Tax Matters.

(a)            For United States federal income Tax purposes, (i) the Parties intend that the First Merger and the Second Merger, taken together, constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), to which the Parent (with respect to the reorganization described in clause (i)(A) above), and Parent, Merger Subs and the Company (with respect to the reorganization described in clause (i)(B) above) are parties under Section 368(b) of the Code. The Parties shall treat and shall not take any tax reporting position (including during the course of any audit, litigation or other proceeding with respect to Taxes) inconsistent with the Intended Tax Treatment, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

(b)            The Parties shall (and shall cause their Affiliates to) use their respective reasonable best efforts to cause the Contemplated Transactions to qualify, and will not take any action or cause any action to be taken, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the Contemplated Transactions from qualifying, for the Intended Tax Treatment.

4.10         Legends. Parent shall be entitled to place appropriate legends, including the legend noted in Section 4.18, on the book entries and/or certificates evidencing any shares of Parent Common Stock or Parent Convertible Preferred Stock to be received in the Merger by equity holders of the Company who may be considered “affiliates” of Parent for purposes of Rule 144 under the Securities Act reflecting the restrictions set forth in Rule 144 and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock and Parent Convertible Preferred Stock.

4.11          Directors and Officers. The Parties shall use reasonable best efforts and take all necessary action so that immediately after the Second Effective Time, (a) the Parent Board is comprised of seven members, with five such members designated by Parent (four of whom shall be an independent board member acceptable to the Company, such acceptance not to be unreasonably withheld), and two such members designated by the Company (one of whom shall be independent board members acceptable to Parent, such acceptance not to be unreasonably withheld), and (b) the Persons listed in Exhibit F under the heading “Officers” are elected or appointed, as applicable, to the positions of officers of Parent and the Surviving Entity, as set forth therein, to serve in such positions effective as of the Second Effective Time until successors are duly appointed and qualified in accordance with applicable Law. If any Person listed in Exhibit F is unable or unwilling to serve as a director or an officer, as the case may be, of Parent or the Surviving Entity, as set forth therein, as of the Second Effective Time, the Parties shall mutually agree upon a successor. The Persons listed in Exhibit F under the heading “Board Designees – Parent” shall be Parent’s designees pursuant to clause (a) of this Section 4.11 (which list may be changed by Parent at any time prior to the Closing by written notice to the Company to include different board designees who are reasonably acceptable to the Company). The Persons listed in Exhibit F under the heading “Board Designees – Company” shall be the Company’s designees pursuant to clause (a) of this Section 4.11 (which list may be changed by the Company at any time prior to the Closing by written notice to Parent to include different board designees who are reasonably acceptable to Parent). All independent board members must qualify as “independent directors” under applicable SEC rules. Concurrently with the Closing, the newly constituted Parent Board shall ensure that the various committees of the Parent Board are constituted in the manner set forth on such Exhibit F.

4.12         Section 16 Matters. Prior to the First Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Parent Common Stock, restricted stock awards to acquire Parent Common Stock and any Converted Options in connection with the Contemplated Transactions, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

4.13          Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the First Effective Time.

4.14          Closing Certificates.

(a)            The Company will prepare and deliver to Parent prior to the Closing a certificate signed by the Chief Executive Officer of the Company in a form reasonably acceptable to Parent setting forth, as of immediately prior to the First Effective Time (i) each holder of Company Common Stock, Assumed Options and Assumed Warrants, (ii) such holder’s name and address; (iii) the number and type of Company Capital Stock held and/or underlying the Assumed Options or Assumed Warrants as of the immediately prior to the First Effective Time for each such holder, including identification of any such shares of Company Capital Stock as Unvested Company Shares; and (iv) the number of shares of Parent Common Stock and/or Parent Convertible Preferred Stock to be issued to such holder, or to underlie any Converted Option or Converted Warrant to be issued to such holder, pursuant to this Agreement in respect of the Company Capital Stock, Assumed Options or Assumed Warrants held by such holder as of immediately prior to the First Effective Time (the “Allocation Certificate”).

(b)            Parent will prepare and deliver to the Company prior to the Closing a certificate signed by the Chief Financial Officer of Parent in a form reasonably acceptable to the Company, setting forth, as of immediately prior to the Reference Date (i) each record holder of Parent Common Stock or Parent Options, and (ii) the number of shares of Parent Common Stock held and/or underlying the Parent Options for such record holder or holder of Parent Options, as the case may be (the “Parent Outstanding Shares Certificate”).

4.15          Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

4.16          Parent Options. Each unexpired and unexercised Parent Option, whether vested or unvested, shall remain outstanding immediately after the First Effective Time in accordance with its current terms; provided that the foregoing shall not affect any Parent Options that accelerate pursuant to their terms.

4.17          Obligations of Merger Subs. Parent will take all action necessary to cause Merger Subs to perform their obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

4.18          Private Placement. Each of the Company and Parent shall take all reasonably necessary action on its part such that the issuance of Parent Stock Payment Shares pursuant to this Agreement constitutes a transaction exempt from registration under the Securities Act. Each certificate and/or book-entry position representing Parent Stock Payment Shares comprising Merger Consideration shall, until such time that such shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities applicable Law or otherwise, if any):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.”

Section 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of each Party to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

5.1           No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

5.2            Listing. The shares of Parent Common Stock to be issued in the First Merger pursuant to this Agreement and the shares of Parent Common Stock to be issued in connection with the conversion of the Parent Convertible Preferred Stock issued pursuant to Sections 1.5 and 1.6, subject to prior receipt of Parent stockholder approval in respect of such conversion, shall have been approved for listing (subject to official notice of issuance) on Nasdaq as of the Closing.

5.3            Certificates of Designation. Parent shall have filed the Certificates of Designation with the Secretary of State of the State of Delaware.

Section 6. CLOSING DELIVERIES OF THE COMPANY

The obligations of Parent and Merger Subs to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

6.1            Documents. Parent shall have received the following documents, each of which shall be in full force and effect:

(a)            a written resignation, in a form reasonably satisfactory to Parent, dated as of the Closing Date and effective as of the Closing, executed by each of the directors of the Company listed in Section 6.1(a) of the Company Disclosure Schedule; and

(b)            the Allocation Certificate.

6.2            FIRPTA Certificate. Parent shall have received (i) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date, duly executed by an authorized officer of the Company, and in form and substance reasonably acceptable to Parent; provided, that the Parent’s sole remedy for the Company’s failure to deliver such documentation shall be to withhold pursuant to Section 1.14.

6.3           Company Lock-Up Agreements. Parent shall have received the Lock-Up Agreements duly executed by each of the Company Signatories, each of which shall be in full force and effect.

Section 7. CLOSING DELIVERIES OF PARENT

The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

7.1            Documents. The Company shall have received the following documents, each of which shall be in full force and effect:

(a)            the Parent Outstanding Shares Certificate;

(b)            a written resignation, in a form reasonably satisfactory to the Company, dated as of the Closing Date and effective as of the Closing, executed by each of the officers and directors of Parent who are not to continue as officers or directors, as the case may be, of Parent after the Closing pursuant to Section 4.11 hereof; and

(c)            certified copies of the resolutions duly adopted by the Parent Board and in full force and effect as of the Closing authorizing the appointment of the directors and officers set forth on Exhibit F.

7.2            Parent Lock-Up Agreements. The Company shall have received the Lock-Up Agreements duly executed by each of the Parent Signatories, each of which shall be in full force and effect.

Section 8. MISCELLANEOUS PROVISIONS

8.1            Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Subs contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the First Effective Time, and only the covenants that by their terms survive the First Effective Time and this Section 8 shall survive the First Effective Time.

8.2            Amendment. This Agreement may be amended with the approval of the respective boards of directors (or managers as applicable) of the Surviving Entity and Parent at any time; provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Surviving Entity and Parent.

8.3            Waiver.

(a)            No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)            No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.4            Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

8.5            Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.8 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.

8.6            Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, the prevailing Party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

8.7            Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

8.8            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Eastern Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

if to Parent or Merger Subs:

Idera Pharmaceuticals, Inc.

505 Eagleview Blvd., Suite 212, Exton, PA 19341

Attention: Vincent J. Milano

Email Address: vmilano@iderapharma.com

with a copy to (which shall not constitute notice):

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Attention: Richard B. Aldridge

Email Address: Richard.aldridge@morganlewis.com

if to the Company:

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

Attention: John Taylor

Email Address: jtaylor@aceragen.com

with a copy to (which shall not constitute notice):

Fenwick & West LLP

902 Broadway, 18th Floor

New York, NY 10010-6035

Attention: Ethan Skerry; Victoria Lupu

Email Address: eskerry@fenwick.com; vlupu@fenwick.com

8.9            Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

8.10          Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

8.11          Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

8.12          No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 4.5) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.13          Construction.

(a)            References to “cash,” “dollars” or “$” are to U.S. dollars.

(b)            For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c)            The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d)            As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e)            Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f)             Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g)            The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h)            The Parties agree that each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i)             Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. (Eastern Time) on the date that is two Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (B) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

(j)             Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in San Francisco, California, are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

8.14         Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Name: Bryant D. Lim
Title: Senior Vice President, General Counsel and Secretary

BELL MERGER SUB I, INC.

By:	/s/ Bryant D. Lim
Name: Bryant D. Lim
Title: Secretary

BELL MERGER SUB II, LLC

By:	/s/ Bryant D. Lim
Name: Bryant D. Lim
Title: Secretary

ACERAGEN, INC.
By:	/s/ John Taylor
	Name:	John Taylor
	Title:	Chief Executive Officer

EXHIBIT A

CERTAIN DEFINITIONS

a) For purposes of this Agreement (including this Exhibit A)

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York, are authorized or obligated by Law to be closed.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Public Law No. 116-136, as in effect on the Closing Date.

“Certificates of Designation” means, collectively, the Series Z Certificate of Designation and the Series X Certificate of Designation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Allocation Percentage” means 67%.

“Company Associate” means any current or former employee, independent contractor, officer or director of the Company.

“Company Audited Balance Sheet” means the audited balance sheet of the Company as of December 31, 2021 provided to Parent prior to the date of this Agreement.

“Company Board” means the board of directors of the Company.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

“Company Contract” means any Contract: (a) to which the Company or any of its Subsidiaries is a Party; (b) by which the Company or any of its Subsidiaries or any Company IP or any other asset of the Company or its Subsidiaries is or may become bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of its Subsidiaries has or may acquire any right or interest.

Exhibit A - 1

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with the Company as a single employer within the meaning of Section 414 of the Code.

“Company IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, the Company.

“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company, taken as a whole, relative to other similarly situated companies in the industries in which the Company operate.

“Company Merger Shares” means, the product determined by multiplying (a) the Post-Closing Parent Shares by (b) the Company Allocation Percentage.

“Company Options” means options or other rights to purchase shares of Company Common Stock issued by the Company.

“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, and assuming, without limitation or duplication, (i) the issuance of shares of Company Common Stock in respect of all Assumed Options and Assumed Warrants whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time and (ii) the conversion of all Company Preferred Stock into Company Common Stock.

“Company Plan” means the Company’s 2021 Stock Incentive Plan, as amended.

“Company Unaudited Interim Balance Sheet” means the unaudited balance sheet of the Company as of June 30, 2022 provided to Parent prior to the date of this Agreement.

“Company Warrants” means warrants to purchase shares of Company Common Stock issued by the Company.

Exhibit A - 2

“Confidentiality Agreement” means that certain letter agreement, dated as of May 11, 2022, between the Company and Parent.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the Merger, the Nasdaq Reverse Split, Parent Stockholder Support Agreements and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, the actions proposed to be taken as the Parent Stockholders’ Meeting following the Closing pursuant to Section 4.2).

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“DGCL” means the General Corporation Law of the State of Delaware. “DLLCA” means the Delaware Limited Liability Company Act.

“Effect” means any effect, change, event, circumstance, or development.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

Exhibit A - 3

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Ratio” means, subject to adjustment pursuant to Section 1.6(e), the following ratio (rounded to four decimal places): the quotient obtained by dividing (a) the Company Merger Shares by (b) the Company Outstanding Shares.

“First Merger Sub Board” means the board of directors of First Merger Sub.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or byproducts.

“Intellectual Property Rights” means and includes all intellectual property or other proprietary rights under the laws of any jurisdiction in the world, including, without limitation: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) rights associated with trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other similar proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (f) above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for past, present or future infringement of any of the foregoing.

Exhibit A - 4

“IRS” means the United States Internal Revenue Service.

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Nasdaq” means the Nasdaq Stock Market, including the Nasdaq Global Select Market or such other Nasdaq market on which shares of Parent Common Stock are then listed.

“Nasdaq Reverse Split” means a reverse stock split of all outstanding shares of Parent Common Stock at a reverse stock split ratio to be reasonably determined by Parent for the purpose of maintaining compliance with Nasdaq listing standards.

“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Parent Allocation Percentage” means 100% minus (ii) the Company Allocation Percentage.

“Parent Associate” means any current or former employee, independent contractor, officer or director of Parent.

Exhibit A - 5

“Parent Balance Sheet” means the unaudited balance sheet of Parent as of June 30, 2022 (the “Parent Balance Sheet Date”), included in Parent’s Report on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the SEC.

“Parent Board” means the board of directors of Parent.

“Parent Closing Price” means the volume weighted average closing trading price of a share of Parent Common Stock on Nasdaq for the five consecutive trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.

“Parent Common Stock” means the Common Stock, $0.001 par value per share, of Parent.

“Parent Contract” means any Contract: (a) to which Parent or any of its Subsidiaries is a party; (b) by which Parent or any of its Subsidiaries or any Parent IP or any other asset of Parent or any of its Subsidiaries is or may become bound or under which Parent or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.

“Parent Convertible Preferred Stock” means Parent’s Series Z non-voting convertible preferred stock, par value $0.01 per share, with the rights, preferences, powers and privileges specified in the Series Z Certificate of Designation.

“Parent Covered Person” means, with respect to Parent as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Parent ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with Parent or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code.

“Parent IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, Parent or its Subsidiaries.

“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) the taking of any action required to be taken by this Agreement, (e) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (f) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (g) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; or (h) resulting from the taking of any action or the failure to take any action, by Parent that is required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.

Exhibit A - 6

“Parent Options” means options or other rights to purchase shares of Parent Common Stock issued by Parent.

“Parent Outstanding Shares” means the total number of shares of Parent Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis (except as set forth on Section A-3 of the Parent Disclosure Schedule), and assuming, without limitation or duplication, the issuance of shares of Parent Common Stock in respect of all Parent Options, warrants, restricted stock units or other rights to receive shares, whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time (except as set forth on Section A-3 of the Parent Disclosure Schedule).

“Parent Series X Preferred Stock” means Parent’s Series X preferred stock, par value $0.01 per share, with the rights, preferences, powers and privileges specified in the Series X Certificate of Designation.

“Parent Stock Incentive Plan” means the Parent 2013 Stock Incentive Plan, as amended from time to time.

“Parent Stock Plans” means collectively, the Parent Stock Incentive Plan and the Parent 2017 Employee Stock Purchase Plan, each as may be amended from time to time.

“Party” or “Parties” means the Company, First Merger Sub, Second Merger Sub and Parent.

“Permitted Encumbrance” means: (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Parent Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries or Parent, as applicable; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or any of its Subsidiaries or Parent, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies.

“Person” means any individual, Entity or Governmental Body.

Exhibit A - 7

“Post-Closing Parent Shares” mean the quotient determined by dividing (i) the Parent Outstanding Shares by (ii) the Parent Allocation Percentage.

“Reference Date” means September 27, 2022.

“Registered IP” means all Intellectual Property Rights that are registered or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, and all applications for any of the foregoing.

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Second Merger Sub Sole Member” means Parent in its capacity as the sole member of Second Merger Sub.

“Securities Act” means the Securities Act of 1933, as amended.

“Series X Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series X Preferred Stock of Parent in the form attached hereto as Exhibit E.

“Series Z Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock of Parent in the form attached hereto as Exhibit D.

An entity shall be deemed to be a “Subsidiary” of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any (i) federal, state, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof in the nature of a tax, however denominated (whether imposed directly or through withholding and whether or not disputed), and including any fine, penalty, addition to tax, or interest or additional amount imposed by a Governmental Body with respect thereto (or attributable to the nonpayment thereof) and (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee or successor liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, pursuant to a Contract, through operation of Law or otherwise.

Exhibit A - 8

“Tax Return” means any return (including any information return), report, statement, declaration, claim for refund, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body (or provided to a payee) in connection with the determination, assessment, collection or payment of any Tax.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local plant closing mass layoff statute, rule or regulation.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Act	4.19
Allocation Certificate	4.14(a)
Anti-Bribery Laws	2.22
Assumed Option	1.10(a)
Board Approval	Recitals
Book-Entry Shares	1.7
Business Associate Agreements	2.14(h)
Cash Determination Time	1.11(a)
Certifications	3.7(a)
Closing	1.3
Closing Date	1.3
Company	Preamble
Company Benefit Plan	2.17(a)
Company Disclosure Schedule	Section 2
Company Financials	2.7(a)
Company Foreign Plan	2.17(l)
Company In-bound License	2.12(d)
Company Material Contract	2.13(a)
Company Material Contracts	2.13(a)
Company Out-bound License	2.12(d)
Company Permits	2.14(b)
Company Plan	2.6(c)
Company Preferred Stock	2.6(a)
Company Real Estate Leases	2.11
Company Regulatory Permits	2.14(d)
Company Signatories	Recitals

Exhibit A - 9

Term	Section
Company Stockholder Matters	Recitals
Company Stockholder Written Consent	Recitals
Continuing Employees	4.4(a)
Costs	4.5(a)
D&O Indemnified Parties	4.5(a)
Disqualifying Event	3.23
Dissenting Shares	1.9(a)
Drug Regulatory Agency	2.14(a)
Exchange Agent	1.8(a)
Exchange Agent Agreement	1.8(a)
Exchange Fund	1.8(a)
FDA	2.14(a)
FDCA	2.14(a)
First Certificate of Merger	1.3
First Effective Time	1.3
First Merger	Recitals
First Merger Sub	Preamble
First Surviving Corporation	1.1
FLSA	2.17(m)
GCP	2.14(e)
GLP	2.14(e)
HIPAA	2.14(h)
Intended Tax Treatment	4.9(a)
Interim Financials	2.7(a)
Investor Agreements	2.21(b)
Liability	2.9
Lock-Up Agreement	Recitals
Merger	Recitals
Merger Consideration	1.5
Merger Subs	Preamble
Nasdaq Listing Application	4.8
NovaQuest	1.6(a)(ii)
Parent	Preamble
Parent Benefit Plan	3.17(a)
Parent Common Stock Consideration Cap	1.5
Parent Common Stock Payment Shares	1.5
Parent Common Stock Threshold Fulfillment	1.5
Parent Convertible Preferred Stock Payment Shares	1.5
Parent Disclosure Schedule	Section 3
Parent Foreign Plan	3.17(l)
Parent In-bound License	3.12(d)
Parent Material Contract	3.13(a)
Parent Material Contracts	3.13(a)
Parent Out-bound License	3.12(d)

Exhibit A - 10

Term	Section
Parent Outstanding Shares Certificate	4.14(b)
Parent Permits	3.14(c)
Parent Real Estate Leases	3.11
Parent Regulatory Permits	3.14(e)
Parent Signatories	Recitals
Parent SEC Documents	3.7(a)
Parent Series X Preferred Stock Payment Shares	1.5
Parent Stock Payment Shares	1.5
Parent Stockholder Matters	4.2(a)(ii)
Parent Stockholders’ Meeting	4.2(a)(ii)
Parent Stockholder Support Agreement	Recitals
PHSA	2.14(a)
Post-Closing Plans	4.4(a)
Preferred Stock Conversion Proposal	1.5
Proxy Statement	4.7(a)
Required Company Stockholder Vote	2.4
Required Parent Stockholder Vote	3.4
Retention Equity Awards	4.4(b)
Second Certificate of Merger	1.3
Second Effective Time	1.3
Second Merger	Recitals
Second Merger Sub	Preamble
Sensitive Data	2.12(g)
Stockholder Notice	4.1
Surviving Entity	1.1
Unvested Company Shares	1.6(b)
Withholding Agent	1.14
Year-End Financials	2.7(a)

Exhibit A - 11

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

See attached.

Exhibit B - 1

Final Form

FORM OF LOCK-UP AGREEMENT

[.], 2022

Idera Pharmaceuticals, Inc.
505 Eagleview Blvd, Suite 212
Exton, Pennsylvania

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Idera Pharmaceuticals, Inc., a Delaware corporation (“Parent”), has entered into an Agreement and Plan of Merger, dated as of [.], 2022 (as the same may be amended from time to time, the “Merger Agreement”) with Bell Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Bell Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent, and Aceragen, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

1.             As a condition and inducement to each of the parties to enter into the Merger Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent and, solely prior to the Closing, the Company, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(i)            offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock (including without limitation, Parent Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of an option to purchase Parent Common Stock or warrant or settlement of a Parent restricted stock unit) that are currently or hereafter owned by the undersigned (collectively, the “Undersigned’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition;

(ii)           enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise; or

(iii)         make any demand for, or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock (other than such rights set forth in the Merger Agreement).

2.            The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)            transfers of the Undersigned’s Shares:

(i)            if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution or for bona fide estate planning purposes, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement (E) to any partnership, corporation limited liability company or other entity which is controlled by the undersigned and/or by any such Family Member(s) or (F) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (A) through (E) herein;

(ii)           if the undersigned is a corporation, partnership or other Entity, (A) to another corporation, partnership, or other Entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or (D) transfers or dispositions not involving a change in beneficial ownership; or

(iii)          if the undersigned is a trust, to any grantors or beneficiaries of the trust; provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock or such other securities that have been so transferred or distributed;

(b)            the exercise of an option to purchase Parent Common Stock (including a net or cashless exercise of an option to purchase Parent Common Stock), and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c)            the disposition (including a forfeiture or repurchase) to Parent of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(d)            transfers to Parent in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(e)            transfers to Parent in connection with the repurchase of the undersigned’s shares in connection with the termination of the undersigned’s employment or any other relationship with Parent pursuant to contractual agreements with Parent;

(f)            the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Parent Common Stock; provided that such plan does not provide for any transfers of Parent Common Stock during the Restricted Period;

(g)            transfers by the undersigned of shares of Parent Common Stock purchased by the undersigned on the open market or in a public offering by Parent, in each case following the Closing Date;

(h)            pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(i)            pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), (c), (d),(e) and (f) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Parent Common Stock or in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to Parent prior to any such filing).

3.            Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

4.            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

5.            The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the Contemplated Transactions in reliance upon this Lock-Up Agreement.

6.            Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto.

7.            In the event that any holder of Parent securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Parent Common Stock held by the undersigned shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Parent Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Common Stock originally subject to a substantially similar agreement.

8.            Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

9.            This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the state of Delaware, without regard to the conflict of Laws principles thereof.

10.            This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by facsimile or electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Page Follows)

Very truly yours,

Print Name of Stockholder: [☐]

Signature (for individuals):

Signature (for entities):

By:
Name:
Title:

Accepted and Agreed

by IDERA PHARMACEUTICALS, INC.:

By:
Name:
Title:

Accepted and Agreed
by ACERAGEN, INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

EXHIBIT C

FORM OF PARENT SUPPORT AGREEMENT

See attached.

Exhibit C - 1

Final Form

FORM OF IDERA STOCKHOLDER SUPPORT AGREEMENT

IDERA PHARMACEUTICALS, INC.

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of [☐], 2022, is made by and among Idera Pharmaceuticals, Inc., a Delaware corporation (“Idera”), Aceragen, Inc., a Delaware corporation (the “Company”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of Idera.

WHEREAS, Idera, Bell Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Idera (“First Merger Sub”), Bell Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Idera (“Second Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”), providing for the merger of First Merger Sub with and into the Company (the “First Merger”) and the merger of the Company with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”);

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds options to purchase shares of Parent Common Stock (“Idera Options”) and/or restricted stock units to acquire shares of Parent Common Stock (“Idera Restricted Stock Units”), in each case in the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Idera, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Idera, First Merger Sub, Second Merger Sub and the Company’s entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder, Idera and the Company agree as follows:

1)	Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Idera or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Idera, with respect to the Parent Stockholder Matters, Stockholder shall:

a)	appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat for purposes of calculating a quorum;

b)	from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the Parent Stockholder Matters and any matter that could reasonably be expected to facilitate the Parent Stockholder Matters; (ii) against any proposal to remove the limitation initially set at the discretion of holders of Parent Convertible Preferred Stock at 19.99% of the number of shares of Parent Common Stock outstanding immediately after giving effect to the issuance of shares of Parent Common Stock upon conversion (the “Beneficial Ownership Limitation”) restricting such holders from beneficially owning a number of shares of Parent Common Stock in excess of the Beneficial Ownership Limitation or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Parent Stockholder Matters; and (iii) to approve any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Parent Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2)	Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the effective time of the approval of the Parent Stockholder Matters or (b) upon mutual written agreement of the parties to terminate this Agreement.

3)	Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Idera that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Idera Options, settlement of Idera Restricted Stock Units or otherwise, including, without limitation, by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

F-2

4)	Share Transfers. From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, pledge or otherwise dispose of (including, without limitation, by the creation of any Liens (as defined in Section 4(c) below)) any Shares or any New Shares acquired, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment, pledge or other disposition of (including, without limitation, by the creation of any Liens) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of Law or other transfers for estate-planning purposes, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (2) with respect to Stockholder’s Idera Options which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares to Idera as payment for the (i) exercise price of Stockholder’s Idera Options and (ii) taxes applicable to the exercise of Stockholder’s Idera Options, (3) with respect to Stockholder’s Idera Restricted Stock Units, (i) transfers for the net settlement of Stockholder’s Idera Restricted Stock Units settled in Shares (to pay any tax withholding obligations) or (ii) transfers for receipt upon settlement of Stockholder’s Idera Restricted Stock Units, and the sale of a sufficient number of such Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by Stockholder as a result of such settlement, (4) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (5) transfers to another holder of the capital stock of the Company that has signed a voting agreement in substantially the form hereof, and (6) transfers, sales or other dispositions as the Company may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(6), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, Liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

5)	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Idera and the Company as follows:

a)	If Stockholder is an Entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

F-3

b)	this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of the Company and Idera, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of Law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

c)	Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, in each case free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

d)	the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any Law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other Entity, any bylaw or other Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

e)	the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

f)	no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Idera or the Company in respect of this Agreement based upon any Contract made by or on behalf of Stockholder; and

F-4

g)	as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

6)	Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint the Company and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her or its obligations under this Agreement, with respect to such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7)	Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

8)	Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Idera and/or holder of Idera Options and/or Idera Restricted Stock Units and not in Stockholder’s capacity as a director, officer or employee of Idera or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Idera in the exercise of his or her fiduciary duties as a director and/or officer of Idera or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Idera or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

F-5

9)	No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and the Company does not have authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Idera or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

10)	Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11)	Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or Idera may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Contemplated Transactions.

12)	Disclosure. Stockholder hereby agrees that Idera and the Company may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by Law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Idera or the Company as required by Law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel. Prior to the Closing, Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the Contemplated Transactions, without the prior written consent of Idera and the Company, provided that the foregoing shall not limit or affect any actions taken by Stockholder (or any affiliated officer or director of Stockholder) that would be permitted to be taken by Stockholder, Idera or the Company pursuant to the Merger Agreement; provided, further, that the foregoing shall not effect any actions of Stockholder the prohibition of which would be prohibited under applicable Law.

F-6

13)	Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by facsimile transmission (providing confirmation of transmission) or by electronic transmission (providing confirmation of transmission) to the Company or Idera, as the case may be, in accordance with Section 8.8 of the Merger Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14)	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15)	Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16)	No Waivers. No waivers of any breach of this Agreement extended by the Company or Idera to Stockholder shall be construed as a waiver of any rights or remedies of the Company or Idera, as applicable, with respect to any other stockholder of Idera who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other stockholder of Idera. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17)	Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any action or Legal Proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 17, (iii) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Agreement.

F-7

18)	Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

19)	No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable anti-takeover Laws and regulations and any applicable provision of the certificate of incorporation of Idera, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

20)	Entire Agreement; Counterparts; Exchanges by Facsimile. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties by facsimile or electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21)	Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of any Stockholder may be waived, amended or otherwise modified in a writing signed by Idera (for the avoidance of doubt, with the prior written approval required by Section 4.1 of Idera’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock), the Company and Stockholder.

22)	Fees and Expenses. Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

F-8

23)	Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

24)            Construction.

a)	For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

b)	The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

c)	As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

d)	Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

e)	The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page has Intentionally Been Left Blank]

F-9

EXECUTED as of the date first above written.

[STOCKHOLDER]

Signature:

Name (if an Entity):
Title (if an Entity):

[Signature Page to Support Agreement]

EXECUTED as of the date first above written.

IDERA PHARMACEUTICALS, INC.

By:
	Name:	Bryant D. Lim
	Title:	Senior Vice President, General Counsel and Secretary

ACERAGEN, INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

SCHEDULE 1

	Shares		Idera
	of Idera		Restricted
	Common	Idera	Stock
Name, Address and Email Address of Stockholder	Stock	Options	Units

EXHIBIT D

FORM OF SERIES Z CERTIFICATE OF DESIGNATION

See attached.

Exhibit D - 1

Execution Version

IDERA PHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES Z NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on September 28, 2022 which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.01 per share, which is designated as “Series Z Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 150,000 shares of “Series Z Non-Voting Convertible Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bell Merger Sub I, Inc., Bell Merger Sub II, LLC and Aceragen, Inc. (the “Merger Agreement”) and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6.4.4.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series Z Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series Z Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, NYSE American or the New York Stock Exchange (or any successors to any of the foregoing).

2.	Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series Z Non-Voting Convertible Preferred Stock (the “Series Z Non-Voting Preferred Stock”) and the number of shares so designated shall be 150,000. Each share of Series Z Non-Voting Preferred Stock shall have a par value of $0.01 per share.

3.	Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series Z Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series Z Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.	Voting Rights.

4.1	Except as otherwise provided herein or as otherwise required by the DGCL, the Series Z Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series Z Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series Z Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series Z Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series Z Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series Z Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series Z Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below) or at any time while at least 30% of the originally issued Series Z Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

4.2	Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series Z Non-Voting Preferred Stock.

5.	Rank; Liquidation.

5.1	The Series Z Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2	Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pani passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6.	Conversion.

6.1	Automatic and Optional Conversions. The shares of Series Z Non-Voting Preferred Stock shall be convertible into shares of Common Stock as follows:

6.1.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern Time on the second (2nd) Trading Day after the Corporation’s stockholders approve the conversion of the Series Z Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market (the “Stockholder Approval”), each share of Series Z Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation set forth in Section 6.3 (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership of: (x) the number of shares of Common Stock issuable in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 45 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”). If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 45 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (apart from the Initial Conversion Shares) to be zero. The shares of Common Stock issued upon the Automatic Conversion are referred to as the “Initial Conversion Shares” and shares of Series Z Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Initial Conversion Shares shall be issued as follows:

(a)	Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Initial Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

(b)	Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Initial Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Initial Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

(c)	Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.1.2 Optional Conversion Following Stockholder Approval. Subject to Section 6.1.1 and Section 6.3, at any time and from time to time as of 5:00 p.m. Eastern time on the second (2nd) Trading Day after Stockholder Approval is obtained, each Holder may, at its option, effect conversions other than the Automatic Conversion of shares of Series Z Non-Voting Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (each, an “Optional Conversion”) by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which an Optional Conversion shall be deemed effective, shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.2	Conversion Ratio. The “Conversion Ratio” for each share of Series Z Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series Z Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.3	Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series Z Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series Z Non-Voting Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series Z Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series Z Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series Z Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall be set at 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion, as applicable (to the extent permitted pursuant to this Section 6.3). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

6.4	Mechanics of Conversion.

6.4.1	Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series Z Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series Z Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series Z Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.4.2	Obligation Absolute. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series Z Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, in the event a Holder shall elect to convert any or all of its Series Z Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series Z Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series Z Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, issue Conversion Shares upon a properly noticed conversion.

6.4.3	Cash Settlement. If, at any time after the earlier of Stockholder Approval or six months after the initial issuance of the Series Z Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.4.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1 above, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), including due to limitations set forth in Section 6.4.6, the lack of obtaining Stockholder Approval, or due to applicable stock exchange rules.

6.4.4	Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series Z Non-Voting Preferred Stock equal to the number of shares of Series Z Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series Z Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series Z Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series Z Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1.

6.4.5	Reservation of Shares Issuable Upon Conversion. From and after the date of the shareholder approval to increase authorized Common Stock as contemplated by the Merger Agreement, the Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series Z Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series Z Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series Z Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.4.6	Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series Z Non-Voting Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of a share of Common Stock on The Nasdaq Stock Market on such date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series Z Non-Voting Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.4.7	Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series Z Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series Z Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.5	Status as Stockholder. Upon each Conversion Date, (i) the shares of Series Z Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series Z Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series Z Non-Voting Preferred Stock. In no event shall the Series Z Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7.	Certain Adjustments.

7.1	Stock Dividends and Stock Splits. If the Corporation, at any time while this Series Z Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series Z Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2	Fundamental Transaction. If, at any time while this Series Z Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spinoff, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1 above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series Z Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series Z Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that this Series Z Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least twenty (20) calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3	Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8.	Redemption. The shares of Series Z Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.4.3.

9.	Transfer. A Holder may transfer such shares of Series Z Non-Voting Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series Z Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

10.	Series Z Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series Z Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, electronic mail address and facsimile number of each holder in whose name the shares of Series Z Non-Voting Preferred Stock have been issued and (ii) the name, address, electronic mail address and facsimile number of each transferee of any shares of Series Z Non-Voting Preferred Stock. The Corporation may treat the person in whose name any share of Series Z Non-Voting Preferred Stock is registered on the register as the owner and holder thereof for all purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series Z Non-Voting Preferred Stock or his, her or its legal representatives.

11.	Notices. Any notice required or permitted by the provisions of this Certificate of Designations to be given to a holder of shares of Series Z Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

12.	Book-Entry; Certificates. The Series Z Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series Z Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series Z Non-Voting Preferred Stock. To the extent that any shares of Series Z Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.	Lost or Mutilated Series Z Non-Voting Preferred Stock Certificate. If a Holder’s Series Z Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series Z Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

14.	Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

15.	Status of Converted Series Z Non-Voting Preferred Stock. If any shares of Series Z Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series Z Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Idera Pharmaceuticals, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock to be duly executed by its Senior Vice President, General Counsel and Secretary this________ day of September, 2022.

IDERA PHARMACEUTICALS, INC.

By:
Name: Bryant D. Lim
Title: Senior Vice President, General Counsel and Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT

SHARES OF

SERIES Z NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series Z Non-Voting Preferred Stock indicated below, represented by stock certificate No(s). represented in book-entry form, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) filed by the Corporation with the Secretary of State of the State of Delaware on September ___, 2022.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series Z Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series Z Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designations, is [•]%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of shares of Series Z Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series Z Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker no:

Account no:

[HOLDER]

By:
Name:
Title:

EXHIBIT E

FORM OF SERIES X CERTIFICATE OF DESIGNATION

See attached.

Exhibit E - 1

Execution Version

IDERA PHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES X PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on September ___, 2022, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.01 per share, which is designated as “Series X Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 5 shares of “Series X Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bell Merger Sub I, Inc., Bell Merger Sub II, LLC and Aceragen, Inc (“Aceragen”). and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

2.	Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series X Non-Voting Preferred Stock (the “Series X Preferred Stock”) and the number of shares so designated shall be 5. Each share of Series X Preferred Stock shall have a par value of $0.01 per share.

3.	Distributions; Dividends.

3.1	The Corporation shall make distributions to the holders of the outstanding shares of Series X Preferred Stock as set forth in (a) that certain Stock and Warrant Purchase Agreement dated as of March 24, 2021, executed by and among Aceragen and the other parties thereto, as amended by that Amendment, dated October 25, 2021, and as such agreement may be amended from time to time (the “Purchase Agreement”), and (b) that certain Sales Distribution and PRV Agreement dated as of October 25, 2021, executed by and among Aceragen and the other parties thereto, as such agreement may be amended from time to time (the “PRV Agreement” and any such distributions under the Purchase Agreement and the PRV Agreement, the “Preferred Distributions”), prior and in preference to any declaration or payment of any other distribution or dividend (other than dividends on shares of Common Stock payable in shares of Common Stock).

3.2	The Corporation shall not declare, pay or set aside any dividends on shares of any class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless and until the “Satisfaction Milestone” (as defined in the Purchase Agreement) has been achieved and the “Satisfaction Milestone” (as defined in the PRV Agreement) has been achieved.

4.	Voting Rights.

4.1	Except as otherwise provided herein or as otherwise required by the DGCL, the Series X Preferred Stock shall have no voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or adversely change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (ii) issue additional shares of Series X Preferred Stock or increase or decrease the number of authorized shares of Series X Preferred Stock; (iii) (a) create, or authorize the creation of, or issue or obligate itself to issue shares of, or reclassify, any capital stock unless the same ranks junior to the Series X Preferred Stock with respect to its rights, preferences and privileges, or (b) increase the authorized number of shares of Series X Preferred Stock or any additional class or series of capital stock of the Corporation unless the same ranks junior to the Preferred Stock with respect to its rights, preferences and privileges; or (iv) purchase or redeem (or permit any subsidiary to purchase or redeem) any shares of capital stock of the Corporation other than (A) redemptions of the Corporation’s Series A Convertible Preferred Stock in accordance with the terms of the Certificate of Designation for Series A Convertible Preferred Stock, (B) redemptions of the Series X Preferred Stock as expressly authorized herein, (C) repurchases of capital stock of the Corporation held by any current or former officer, director, employee or consultant of the Company or any of its subsidiaries, (D) (x) repurchases or redemptions deemed to occur upon the exercise of stock options to the extent such capital stock represents a portion of the exercise price of such options or (y) in connection with the terms of any restricted stock agreement awarded to any employee, officer or director of the Corporation or its subsidiaries and (E) repurchases in lieu of the issuance of fractional shares.

4.2	Any vote required or permitted under Section 4.1 may be taken at a meeting of the holders of Series X Preferred Stock or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by holders representing a majority of the outstanding shares of Series X Preferred Stock.

5.	Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

5.1	Preferential Payments to Holders of Series X Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, other than a Non-Triggering Change of Control (as defined below), the holders of shares of Series X Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event (as defined below), the holders of shares of Series X Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds (as defined below), as applicable, before any payment shall be made to the holders of shares of any other class or series of capital stock of the Corporation by reason of their ownership thereof, an amount per share equal to the “Fair Market Value” of such share of Series X Preferred Stock as defined and determined in the Purchase Agreement, plus any dividends declared but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Amount”). “Non-Triggering Change of Control” means a “Change of Control” (as defined in the Purchase Agreement) in which the Corporation's obligations under the Purchase Agreement and the PRV Agreement are assumed by the acquiror or surviving company of such Change of Control as provided in the Purchase Agreement and the PRV Agreement.

5.2	Payments to Holders of Other Series of Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of all Liquidation Amounts required to be paid to the holders of shares of Series X Preferred Stock, if any (it being clear that no such payments may be required to the holders of Series X Preferred Stock in connection with a Non-Triggering Change of Control), the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series X Preferred Stock pursuant to Section 5.1 (if any) or the remaining Available Proceeds, as the case may be, shall be distributed among the holders of shares of any other class or series of capital stock of the Corporation in accordance with the Certificate of Incorporation.

5.3	Deemed Liquidation Events.

5.3.1	Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series X Preferred Stock (the “Requisite Holders”) elect otherwise by written notice sent to the Corporation at least three (3) days prior to the effective date of any such event:

(a)            any merger, consolidation, share exchange, reorganization, or other transaction involving the Corporation, or the sale by one or more stockholders of the Corporation, except in each case any transaction in which the stockholders of the Corporation immediately prior to such transaction continue to own a majority of the voting power of the acquiring, surviving, or successor entity; or

(b)            the sale, transfer, or other disposition, in a single transaction or series of related transactions, by the Corporation of all or substantially all the assets of the Corporation.

5.3.2	Effecting a Deemed Liquidation Event.

(a)            The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Section 5.3.l(a) unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation in such Deemed Liquidation Event shall be allocated to the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2.

(b)            In the event of a Deemed Liquidation Event referred to in Section 5.3.l(a) or 5.3.l(b) other than a Non-Triggering Change of Control, if any shares of Series X Preferred Stock are then outstanding, the Corporation shall promptly use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors), together with any other assets of the Corporation available for distribution to its stockholders, all to the extent permitted by Delaware law governing distributions to stockholders (the “Available Proceeds”), to redeem all outstanding shares of Series X Preferred Stock at a price per share equal to the applicable Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series X Preferred Stock, the Corporation shall redeem a pro rata portion of each holder's shares of Series X Preferred Stock to the fullest extent of such Available Proceeds, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the Available Proceeds were sufficient to redeem all such shares, and shall redeem the remaining shares as soon as it may lawfully do so under Delaware law governing distributions to stockholders. The provisions of Section 6 shall apply, with such necessary changes in the details thereof as are necessitated by the context, to the redemption of the Series X Preferred Stock pursuant to this Section 5.3.2(b). Prior to the distribution or redemption provided for in this Section 5.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event.

5.3.3	Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event pursuant to Section 5.3.l(a) other than a Non-Triggering Change of Control, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Section 5.3.3, consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration

6.	Redemption.

6.1	General. Unless prohibited by Delaware law governing distributions to stockholders, shares of Series X Preferred Stock shall be redeemed by the Corporation as set forth in the Purchase Agreement (a “Redemption”) at a price as determined in the Purchase Agreement (the “Redemption Price”). Upon the requirement to effect a Redemption, the Corporation shall apply all of its assets to the Redemption, and to no other corporate purpose, except to the extent prohibited by Delaware law governing distributions to stockholders. The date provided in the Redemption Notice (as defined below) shall be referred to as the “Redemption Date.” On the Redemption Date, the Corporation shall redeem all of the shares of Series X Preferred Stock owned by each holder. If on the Redemption Date, Delaware law governing distributions to stockholders prevents the Corporation from redeeming all shares of Series X Preferred Stock, the Corporation shall ratably redeem the maximum number of shares that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law.

6.2	Redemption Notice. The Corporation shall send written notice of the mandatory redemption (the “Redemption Notice”) to each holder of record of Series X Preferred Stock not less than twenty (20) days prior to the Redemption Date. Each Redemption Notice shall state the Redemption Date and the Redemption Price.

6.3	Surrender of Certificates: Payment. On or before the applicable Redemption Date, each holder of shares of Series X Preferred Stock to be redeemed on such Redemption Date shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series X Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series X Preferred Stock shall promptly be issued to such holder.

6.4	Interest. If any shares of Series X Preferred Stock are not redeemed for any reason on the Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to twelve percent (12% (increased by one percent (1%) each month following the Redemption Date until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and be compounded annually; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”), and provided, further, that the Corporation shall take all such actions as may be necessary, including, without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Redemption Date to the extent permitted by law.

6.5	Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series X Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that any certificates evidencing any of the shares of Series X Preferred Stock so called for redemption shall not have been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of any such certificate or certificates therefor.

6.6	Redeemed or Otherwise Acquired Shares. Any shares of Series X Preferred Stock that are redeemed, converted or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series X Preferred Stock following redemption, conversion or acquisition.

7.	Waiver. Except as otherwise set forth herein, any of the rights, powers, preferences and other terms of the Series X Preferred Stock set forth herein may be waived on behalf of all holders of Preferred Stock by the affirmative written consent or vote of the Requisite Holders.

8.	Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a holder of shares of Series X Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.

9.	Book-Entry; Certificates. The Series X Preferred Stock will be issued in book-entry form; provided that, if a holder requests that such holder’s shares of Series X Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such holder representing such holder’s shares of Series X Preferred Stock. To the extent that any shares of Series X Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

10.	Lost or Mutilated Series X Preferred Stock Certificate. If a holder’s Series X Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

11.	Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Idera Pharmaceuticals, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series X Preferred Stock to be duly executed by its [.] this [.] day of [.], 2022.

IDERA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT F

POST-CLOSING DIRECTORS AND OFFICERS

Directors:

1. Vin Milano

2. Mike Dougherty
3. Cristina Csimma
4. Maxine Gowen
5. James Geraghty
6. John Taylor

7. Ron Wooten

Officers:

1. John Taylor: CEO

2. Carl Kraus, MD: CMO

3. Dan Salain: COO

4. John Kirby: CFO

5. Bryant Lim: CBO & GC

6. Andy Jordan: Chief Strategy Officer

Exhibit F - 1

Exhibit 3.1

Execution Version

IDERA PHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES Z NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on September 28, 2022 which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.01 per share, which is designated as “Series Z Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 150,000 shares of “Series Z Non-Voting Convertible Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bell Merger Sub I, Inc., Bell Merger Sub II, LLC and Aceragen, Inc. (the “Merger Agreement”) and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6.4.4.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series Z Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series Z Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, NYSE American or the New York Stock Exchange (or any successors to any of the foregoing).

2.	Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series Z Non-Voting Convertible Preferred Stock (the “Series Z Non-Voting Preferred Stock”) and the number of shares so designated shall be 150,000. Each share of Series Z Non-Voting Preferred Stock shall have a par value of $0.01 per share.

3.	Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series Z Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series Z Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.	Voting Rights.

4.1	Except as otherwise provided herein or as otherwise required by the DGCL, the Series Z Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series Z Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series Z Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series Z Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series Z Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series Z Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series Z Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below) or at any time while at least 30% of the originally issued Series Z Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

4.2	Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series Z Non-Voting Preferred Stock.

5.	Rank; Liquidation.

5.1	The Series Z Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2	Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6.	Conversion.

6.1	Automatic and Optional Conversions. The shares of Series Z Non-Voting Preferred Stock shall be convertible into shares of Common Stock as follows:

6.1.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern Time on the second (2nd) Trading Day after the Corporation’s stockholders approve the conversion of the Series Z Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market (the “Stockholder Approval”), each share of Series Z Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation set forth in Section 6.3 (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership of: (x) the number of shares of Common Stock issuable in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 45 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”). If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 45 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (apart from the Initial Conversion Shares) to be zero. The shares of Common Stock issued upon the Automatic Conversion are referred to as the “Initial Conversion Shares” and shares of Series Z Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Initial Conversion Shares shall be issued as follows:

(a)	Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Initial Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

(b)	Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Initial Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Initial Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

(c)	Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.1.2 Optional Conversion Following Stockholder Approval. Subject to Section 6.1.1 and Section 6.3, at any time and from time to time as of 5:00 p.m. Eastern time on the second (2nd) Trading Day after Stockholder Approval is obtained, each Holder may, at its option, effect conversions other than the Automatic Conversion of shares of Series Z Non-Voting Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (each, an “Optional Conversion”) by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which an Optional Conversion shall be deemed effective, shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.2	Conversion Ratio. The “Conversion Ratio” for each share of Series Z Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series Z Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.3	Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series Z Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series Z Non-Voting Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series Z Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series Z Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series Z Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall be set at 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion, as applicable (to the extent permitted pursuant to this Section 6.3). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

6.4	Mechanics of Conversion.

6.4.1	Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series Z Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series Z Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series Z Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series Z Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.4.2	Obligation Absolute. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series Z Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, in the event a Holder shall elect to convert any or all of its Series Z Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series Z Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series Z Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, issue Conversion Shares upon a properly noticed conversion.

6.4.3	Cash Settlement. If, at any time after the earlier of Stockholder Approval or six months after the initial issuance of the Series Z Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.4.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1 above, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), including due to limitations set forth in Section 6.4.6, the lack of obtaining Stockholder Approval, or due to applicable stock exchange rules.

6.4.4	Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series Z Non-Voting Preferred Stock equal to the number of shares of Series Z Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series Z Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series Z Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series Z Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1.

6.4.5	Reservation of Shares Issuable Upon Conversion. From and after the date of the shareholder approval to increase authorized Common Stock as contemplated by the Merger Agreement, the Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series Z Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series Z Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series Z Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.4.6	Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series Z Non-Voting Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of a share of Common Stock on The Nasdaq Stock Market on such date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series Z Non-Voting Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.4.7	Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series Z Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series Z Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.5	Status as Stockholder. Upon each Conversion Date, (i) the shares of Series Z Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series Z Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series Z Non-Voting Preferred Stock. In no event shall the Series Z Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7.	Certain Adjustments.

7.1	Stock Dividends and Stock Splits. If the Corporation, at any time while this Series Z Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series Z Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2	Fundamental Transaction. If, at any time while this Series Z Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1 above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series Z Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series Z Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that this Series Z Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least twenty (20) calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3	Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8.	Redemption. The shares of Series Z Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.4.3.

9.	Transfer. A Holder may transfer such shares of Series Z Non-Voting Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series Z Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

10.	Series Z Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series Z Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, electronic mail address and facsimile number of each holder in whose name the shares of Series Z Non-Voting Preferred Stock have been issued and (ii) the name, address, electronic mail address and facsimile number of each transferee of any shares of Series Z Non-Voting Preferred Stock. The Corporation may treat the person in whose name any share of Series Z Non-Voting Preferred Stock is registered on the register as the owner and holder thereof for all purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series Z Non-Voting Preferred Stock or his, her or its legal representatives.

11.	Notices. Any notice required or permitted by the provisions of this Certificate of Designations to be given to a holder of shares of Series Z Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

12.	Book-Entry; Certificates. The Series Z Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series Z Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series Z Non-Voting Preferred Stock. To the extent that any shares of Series Z Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.	Lost or Mutilated Series Z Non-Voting Preferred Stock Certificate. If a Holder’s Series Z Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series Z Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

14.	Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

15.	Status of Converted Series Z Non-Voting Preferred Stock. If any shares of Series Z Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series Z Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Idera Pharmaceuticals, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock to be duly executed by its Senior Vice President, General Counsel and Secretary this 28th day of September, 2022.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Name: Bryant D. Lim
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Certificate of Designation of Preferences, Rights and Limitations]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF
SERIES Z NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series Z Non-Voting Preferred Stock indicated below, represented by stock certificate No(s). represented in book-entry form, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series Z Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) filed by the Corporation with the Secretary of State of the State of Delaware on September ___, 2022.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series Z Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series Z Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designations, is [•]%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion: _______

Number of shares of Series Z Non-Voting Preferred Stock owned prior to Conversion: _______________________

Number of shares of Series Z Non-Voting Preferred Stock to be Converted: _____________________

Number of shares of Common Stock to be Issued: _____________________

Address for delivery of physical certificates:       _____________________

For DWAC Delivery, please provide the following:

Broker no:        _____________________

Account no:    _____________________

[HOLDER]

By:
Name:
Title:

Exhibit 3.2

Execution Version

IDERA PHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES X PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Idera Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on September 28, 2022, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.01 per share, which is designated as “Series X Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 5 shares of “Series X Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bell Merger Sub I, Inc., Bell Merger Sub II, LLC and Aceragen, Inc (“Aceragen”). and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

2.	Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series X Non-Voting Preferred Stock (the “Series X Preferred Stock”) and the number of shares so designated shall be 5. Each share of Series X Preferred Stock shall have a par value of $0.01 per share.

3.	Distributions; Dividends.

3.1	The Corporation shall make distributions to the holders of the outstanding shares of Series X Preferred Stock as set forth in (a) that certain Stock and Warrant Purchase Agreement dated as of March 24, 2021, executed by and among Aceragen and the other parties thereto, as amended by that Amendment, dated October 25, 2021, and as such agreement may be amended from time to time (the “Purchase Agreement”), and (b) that certain Sales Distribution and PRV Agreement dated as of October 25, 2021, executed by and among Aceragen and the other parties thereto, as such agreement may be amended from time to time (the “PRV Agreement” and any such distributions under the Purchase Agreement and the PRV Agreement, the “Preferred Distributions”), prior and in preference to any declaration or payment of any other distribution or dividend (other than dividends on shares of Common Stock payable in shares of Common Stock).

3.2	The Corporation shall not declare, pay or set aside any dividends on shares of any class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless and until the “Satisfaction Milestone” (as defined in the Purchase Agreement) has been achieved and the “Satisfaction Milestone” (as defined in the PRV Agreement) has been achieved.

4.	Voting Rights.

4.1	Except as otherwise provided herein or as otherwise required by the DGCL, the Series X Preferred Stock shall have no voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or adversely change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (ii) issue additional shares of Series X Preferred Stock or increase or decrease the number of authorized shares of Series X Preferred Stock; (iii) (a) create, or authorize the creation of, or issue or obligate itself to issue shares of, or reclassify, any capital stock unless the same ranks junior to the Series X Preferred Stock with respect to its rights, preferences and privileges, or (b) increase the authorized number of shares of Series X Preferred Stock or any additional class or series of capital stock of the Corporation unless the same ranks junior to the Preferred Stock with respect to its rights, preferences and privileges; or (iv) purchase or redeem (or permit any subsidiary to purchase or redeem) any shares of capital stock of the Corporation other than (A) redemptions of the Corporation’s Series A Convertible Preferred Stock in accordance with the terms of the Certificate of Designation for Series A Convertible Preferred Stock, (B) redemptions of the Series X Preferred Stock as expressly authorized herein, (C) repurchases of capital stock of the Corporation held by any current or former officer, director, employee or consultant of the Company or any of its subsidiaries, (D) (x) repurchases or redemptions deemed to occur upon the exercise of stock options to the extent such capital stock represents a portion of the exercise price of such options or (y) in connection with the terms of any restricted stock agreement awarded to any employee, officer or director of the Corporation or its subsidiaries and (E) repurchases in lieu of the issuance of fractional shares.

4.2	Any vote required or permitted under Section 4.1 may be taken at a meeting of the holders of Series X Preferred Stock or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by holders representing a majority of the outstanding shares of Series X Preferred Stock.

5.	Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

5.1	Preferential Payments to Holders of Series X Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, other than a Non-Triggering Change of Control (as defined below), the holders of shares of Series X Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event (as defined below), the holders of shares of Series X Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds (as defined below), as applicable, before any payment shall be made to the holders of shares of any other class or series of capital stock of the Corporation by reason of their ownership thereof, an amount per share equal to the “Fair Market Value” of such share of Series X Preferred Stock as defined and determined in the Purchase Agreement, plus any dividends declared but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Amount”). “Non-Triggering Change of Control” means a “Change of Control” (as defined in the Purchase Agreement) in which the Corporation's obligations under the Purchase Agreement and the PRV Agreement are assumed by the acquiror or surviving company of such Change of Control as provided in the Purchase Agreement and the PRV Agreement.

5.2	Payments to Holders of Other Series of Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of all Liquidation Amounts required to be paid to the holders of shares of Series X Preferred Stock, if any (it being clear that no such payments may be required to the holders of Series X Preferred Stock in connection with a Non-Triggering Change of Control), the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series X Preferred Stock pursuant to Section 5.1 (if any) or the remaining Available Proceeds, as the case may be, shall be distributed among the holders of shares of any other class or series of capital stock of the Corporation in accordance with the Certificate of Incorporation.

5.3	Deemed Liquidation Events.

5.3.1	Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series X Preferred Stock (the “Requisite Holders”) elect otherwise by written notice sent to the Corporation at least three (3) days prior to the effective date of any such event:

(a)            any merger, consolidation, share exchange, reorganization, or other transaction involving the Corporation, or the sale by one or more stockholders of the Corporation, except in each case any transaction in which the stockholders of the Corporation immediately prior to such transaction continue to own a majority of the voting power of the acquiring, surviving, or successor entity; or

(b)            the sale, transfer, or other disposition, in a single transaction or series of related transactions, by the Corporation of all or substantially all the assets of the Corporation.

5.3.2	Effecting a Deemed Liquidation Event.

(a)            The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Section 5.3.l(a) unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation in such Deemed Liquidation Event shall be allocated to the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2.

(b)            In the event of a Deemed Liquidation Event referred to in Section 5.3.l(a) or 5.3.l(b) other than a Non-Triggering Change of Control, if any shares of Series X Preferred Stock are then outstanding, the Corporation shall promptly use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors), together with any other assets of the Corporation available for distribution to its stockholders, all to the extent permitted by Delaware law governing distributions to stockholders (the “Available Proceeds”), to redeem all outstanding shares of Series X Preferred Stock at a price per share equal to the applicable Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series X Preferred Stock, the Corporation shall redeem a pro rata portion of each holder's shares of Series X Preferred Stock to the fullest extent of such Available Proceeds, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the Available Proceeds were sufficient to redeem all such shares, and shall redeem the remaining shares as soon as it may lawfully do so under Delaware law governing distributions to stockholders. The provisions of Section 6 shall apply, with such necessary changes in the details thereof as are necessitated by the context, to the redemption of the Series X Preferred Stock pursuant to this Section 5.3.2(b). Prior to the distribution or redemption provided for in this Section 5.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event.

5.3.3            Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event pursuant to Section 5.3.l(a) other than a Non-Triggering Change of Control, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 5.1, if applicable, and 5.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Section 5.3.3, consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration

6.	Redemption.

6.1	General. Unless prohibited by Delaware law governing distributions to stockholders, shares of Series X Preferred Stock shall be redeemed by the Corporation as set forth in the Purchase Agreement (a “Redemption”) at a price as determined in the Purchase Agreement (the “Redemption Price”). Upon the requirement to effect a Redemption, the Corporation shall apply all of its assets to the Redemption, and to no other corporate purpose, except to the extent prohibited by Delaware law governing distributions to stockholders. The date provided in the Redemption Notice (as defined below) shall be referred to as the “Redemption Date.” On the Redemption Date, the Corporation shall redeem all of the shares of Series X Preferred Stock owned by each holder. If on the Redemption Date, Delaware law governing distributions to stockholders prevents the Corporation from redeeming all shares of Series X Preferred Stock, the Corporation shall ratably redeem the maximum number of shares that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law.

6.2	Redemption Notice. The Corporation shall send written notice of the mandatory redemption (the “Redemption Notice”) to each holder of record of Series X Preferred Stock not less than twenty (20) days prior to the Redemption Date. Each Redemption Notice shall state the Redemption Date and the Redemption Price.

6.3	Surrender of Certificates: Payment. On or before the applicable Redemption Date, each holder of shares of Series X Preferred Stock to be redeemed on such Redemption Date shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series X Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series X Preferred Stock shall promptly be issued to such holder.

6.4	Interest. If any shares of Series X Preferred Stock are not redeemed for any reason on the Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to twelve percent (12% (increased by one percent (1%) each month following the Redemption Date until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and be compounded annually; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”), and provided, further, that the Corporation shall take all such actions as may be necessary, including, without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Redemption Date to the extent permitted by law.

6.5	Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series X Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that any certificates evidencing any of the shares of Series X Preferred Stock so called for redemption shall not have been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of any such certificate or certificates therefor.

6.6	Redeemed or Otherwise Acquired Shares. Any shares of Series X Preferred Stock that are redeemed, converted or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series X Preferred Stock following redemption, conversion or acquisition.

7.	Waiver. Except as otherwise set forth herein, any of the rights, powers, preferences and other terms of the Series X Preferred Stock set forth herein may be waived on behalf of all holders of Preferred Stock by the affirmative written consent or vote of the Requisite Holders.

8.	Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a holder of shares of Series X Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.

9.	Book-Entry; Certificates. The Series X Preferred Stock will be issued in book-entry form; provided that, if a holder requests that such holder’s shares of Series X Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such holder representing such holder’s shares of Series X Preferred Stock. To the extent that any shares of Series X Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

10.	Lost or Mutilated Series X Preferred Stock Certificate. If a holder’s Series X Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

11.	Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Idera Pharmaceuticals, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series X Preferred Stock to be duly executed by its Senior Vice President, General Counsel and Secretary this 28th day of September, 2022.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Name: Bryant D. Lim
Title: Senior Vice President, General Counsel and Secretary

Exhibit 10.1

Execution Version

EXECUTIVE TRANSITION AND SEPARATION AGREEMENT

This Executive Transition and Separation Agreement (this “Agreement”), is entered into as of the date set forth on the signature page below (the “Execution Date”), by and between Vincent Milano (“you”) and Idera Pharmaceuticals, Inc., a Delaware corporation (together with its wholly owned subsidiaries and affiliates, the “Company”).

BACKGROUND

WHEREAS, you currently serve as President and Chief Executive Officer of the Company;

WHEREAS, you and the Company are parties to that certain Severance and Change of Control Agreement (the “Severance Agreement”) and that certain Invention, Non-Disclosure and Non-Competition Agreement (the “Restrictive Covenant Agreement”);

WHEREAS, the Company intends to enter into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company; Bell Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Idera; Bell Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Idera; and Aceragen, Inc., a Delaware corporation (“Aceragen”) (the transactions contemplated by the Merger Agreement, the “Merger”, and the consummation of the Merger, the “Closing”);

WHEREAS, following the Closing, the stockholders of the Company will vote to approve (i) the issuance of shares of Parent Common Stock (as defined in the Merger Agreement) to the stockholders of Aceragen upon conversion of any and all shares of Parent Convertible Preferred Stock (as defined in the Merger Agreement) in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations and (ii) an amendment to the Company’s certificate of incorporation to (x) increase the number of authorized shares of Parent Common Stock, and (y) effect the a reverse stock split of all outstanding shares of Parent Common Stock (the “Approval”);

WHEREAS, you and the Company have mutually agreed that your employment with the Company will end, and you will resign as an officer of the Company, upon the Closing (the “Termination Date”);

WHEREAS, you and the Company have mutually agreed that following the Termination Date, you will serve as non-employee chairman of the board of directors of the Company (the “Board Agreement”); and

WHEREAS, both you and the Company desire to enter into this Agreement to set forth the terms and conditions of the termination of your employment with the Company, including the severance payable to you following the Termination Date.

NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement and of other good and valuable consideration, the sufficiency of which you acknowledge, and intending to be legally bound hereby, you and the Company agree as follows:

1.            Recitals. The foregoing recitals are hereby made part of this Agreement and are incorporated herein by reference.

2.            General Terms of Separation. Regardless of whether you sign this Agreement, the Company will provide you with (a) any earned and unpaid base salary through the Termination Date; (b) any earned and unpaid annual incentive bonus payable with respect to any fiscal year which ended prior to the Termination Date; (c) any accrued but unused personal time off days; (d) reimbursement for any outstanding expenses for which you have not been reimbursed and which are authorized and (e) any vested benefits under the Company’s employee benefit plans in accordance with the terms of such plans, as accrued through the Termination Date (collectively, the “Accrued Obligations”). The Accrued Obligations shall be paid following the Termination Date at such times and in accordance with such plans and policies as would normally apply to such amounts or benefits. For the avoidance of doubt, all outstanding equity awards you hold in the Company will continue to be governed by the terms and conditions of the applicable award agreements and/or the Merger Agreement, as applicable.

3.            Consideration. If you (a) sign and do not revoke this Agreement, (b) comply with the obligations set forth in this Agreement, and (c) continue to comply with the restrictive covenants in the Restrictive Covenant Agreement, incorporated in Paragraph 7 below, then the Company will provide you with the following severance payments and benefits (collectively, the “Consideration”), in lieu of any severance payments and benefits you may be owed pursuant to the Severance Agreement:

(i)        You will receive a prorated portion of your target bonus for the 2022 calendar year based on the period you were employed through the Termination Date in the aggregate amount of $225,000 (the “Prorated Bonus”). The Prorated Bonus will be paid to you in a lump sum in accordance with the Company’s regular payroll practices, within thirty (30) days following the Termination Date.

(ii)      You will receive $606,357, payable in substantially equal installments in accordance with the Company’s regular payroll practices, over the twelve (12)-month period starting on the first payroll date following the Termination Date.

(iii)      You will receive fully vested shares of common stock of the Company (“Common Stock”) equal to a number of shares, calculated by dividing $800,000 by the volume-weighted average price per share of Common Stock based on the twenty (20) trading days prior to the date of grant, rounded down to the nearest full share (the “Stock Consideration”). The Stock Consideration will be granted as soon as practicable, but in no event more than thirty (30) days, following the Approval.

You will not be eligible for the Consideration described in this Paragraph 3 unless the Company has received an executed copy of this Agreement, which has not been revoked. You hereby acknowledge and agree that the Consideration is in full satisfaction of the Company’s obligations under the Severance Agreement and any other agreement or understanding between you and the Company.

2

4.            General Release. In exchange for the consideration and other conditions set forth in this Agreement, you hereby generally and completely release the Company, each of their affiliated entities, and their respective current and former directors, officers, employees, shareholders, stockholders, partners, general partners, limited partners, managers, members, managing directors, operating affiliates, agents, attorneys, predecessors, successors, Company and subsidiary entities, insurers, assigns and affiliated entities (collectively, the “Released Parties”) of and from any and all claims, liabilities and obligations, both known and unknown, arising from or related to events, acts, or omissions occurring prior to or on the date you sign this Agreement (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (a) all claims arising from or in any way related to your employment or other participation in connection with any of the Released Parties, or the termination of that employment or participation, including all claims under the Severance Agreement; (b) all claims related to compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, change-in- control payments, fringe benefits, or profit sharing; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (the “ADEA”), the Employee Retirement Income Security Act of 1974 (“ERISA”) (including, but not limited to, claims for breach of fiduciary duty under ERISA), and the Older Workers Benefit Protection Act (the “OWBPA”). In giving the releases set forth above, which include claims which may be unknown to you at present, you hereby expressly waive and relinquish all rights and benefits under any law or legal principle in any jurisdiction with respect to your release of claims herein, including but not limited to the release of unknown and unsuspected claims. Notwithstanding anything to the contrary in this Paragraph 4, you are not prohibited from making or asserting and you are not waiving: (i) your rights under this Agreement; (ii) any claims for unemployment compensation, workers’ compensation or state disability insurance benefits pursuant to the terms of applicable state laws; (iii) any claim for vested benefits under any Company-sponsored retirement or welfare benefit plan; (iv) any other right that may not be released under applicable law; and (v) your rights, if any, to indemnification pursuant to the Company’s organizational documents or any D&O insurance policy.

5.           Reports to Government Entities. Nothing in this Agreement or the Severance Agreement restricts or prohibits you from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or from filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. However, to the maximum extent permitted by law, you are waiving your right to receive any individual monetary relief from the Company, or any others covered by the Released Claims resulting from such claims or conduct, regardless of whether you or another party has filed them, and in the event you obtain such monetary relief the Company will be entitled to an offset for the payments made pursuant to this Agreement. This Agreement does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. You do not need the prior authorization of the Company to engage in conduct protected by this paragraph, and you do not need to notify the Company that you have engaged in such conduct. Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law. Pursuant to the Defend Trade Secrets Act of 2016, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of the trade secrets of the Company or any of its affiliates that is made by you (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

6.            No Actions Pending Against the Company. You acknowledge and agree that that: (a) you are not aware of any facts that may constitute violations of the Company’s policies and/or legal obligations; and (b) you have not filed any discrimination, wrongful discharge, wage and hour, or any other complaints or charges against the Released Parties in any local, state or federal court, tribunal, or administrative agency.

7.           Restrictive Covenants. You expressly acknowledge that a condition your receipt of the Consideration set forth in Paragraph 3 is your continued compliance with the restrictive covenants set forth in the Restrictive Covenant Agreement, including, but not limited to, the invention assignment, non-disclosure and non-competition provisions therein, which remain in full force and are incorporated herein by reference.

3

8.           Withholding. All payments under this Agreement are subject to applicable tax withholding. You agree to remit the Company, on the date you receive the Stock Consideration, an amount sufficient to satisfy any federal, state, and local taxes of any kind which are due with respect to the Stock Consideration.

9.            Compliance with Section 409A of the Code. This Agreement is intended to comply with the requirements of section 409A of the Code or an exception, and shall be administered accordingly. Notwithstanding anything in the Agreement to the contrary, distributions may only be made under the Agreement upon an event and in a manner permitted by section 409A to the extent applicable. Payments to be made upon termination of employment under this Agreement may only be made upon a “separation from service” under section 409A. For purposes of section 409A, each payment shall be treated as a separate payment. In no event may you, directly or indirectly, designate the calendar year of a payment.

10.          Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

11.          Entire Agreement. This Agreement, the Board Agreement, and the Restrictive Covenant Agreement constitute the entire agreement between the parties relating to the matters contained herein and supersedes any and all prior representations, agreements, written or oral, expressed or implied.

12.         Severability. In the event a court, arbitrator, or other entity with jurisdiction determines that any portion of this Agreement (other than the general release clause) is invalid or unenforceable, the remaining portions of the Agreement shall remain in full force and effect.

13.         Headings; Days. Headings contained in this Agreement are for convenience of reference only and are not intended, and shall not be construed, to modify, define, limit, or expand the intent of the parties as expressed in this Agreement, and they shall not affect the meaning or interpretation of this Agreement. All references to a number of days throughout this Agreement refer to calendar days.

14.          Representations. You agree and represent that (a) you have read carefully the terms of this Agreement, including the general release; (b) you have had an opportunity to and have been advised by the Company to review this Agreement, including the general release, with an attorney; (c) you understand the meaning and effect of the terms of this Agreement, including the general release; (d) you were given twenty- one (21) days to determine whether you wished to sign this Agreement, including the general release; (e) your decision to sign this Agreement, including the general release, is of your own free and voluntary act without compulsion of any kind; (f) no promise or inducement not expressed in this Agreement has been made to you; and (g) you have adequate information to make a knowing and voluntary waiver.

15.          Revocation Period. If you sign this Agreement, you will retain the right to revoke it for seven (7) days (“Revocation Period”). If you revoke this Agreement, you are indicating that you have changed your mind and do not want to be legally bound by this Agreement. This Agreement shall not be effective until after the Revocation Period has expired without your having revoked it. To revoke this Agreement, you must send a letter to the attention of the General Counsel of the Company. The letter must be received within seven (7) days of your execution of this Agreement. If the seventh day is a Sunday or federal holiday, then the letter must be received by the following business day. If you revoke this Agreement on a timely basis, you shall not be eligible for the Consideration set forth in Paragraph 3 above.

16.          Expiration Date. As noted above, you have twenty-one (21) days to decide whether you wish to sign this Agreement. If you do not sign this Agreement on or before that time, then this Agreement is withdrawn and you will not be eligible for the Consideration set forth in Paragraph 3 above.

[Signature Page Follows]

4

IN WITNESS WHEREOF, and intending to be legally bound hereby, you and the Company hereby execute the foregoing Executive Transition and Separation Agreement as of the Execution Date set forth below.

VINCENT MILANO		IDERA PHARMACEUTICALS, INC.

/s/ Vincent Milano		/s/ Bryant D. Lim
		By:	Bryant D. Lim
		Title:	Senior Vice President, General Counsel and Secretary

Date:	September 28, 2022	Date:	September 28, 2022

[Signature Page to Separation Agreement]

Exhibit 10.2

February 25, 2021

John Taylor

1216 Riggins Mill Road

Cary, NC 27519

Dear John:

Aceragen, Inc. (the “Company”) is pleased to offer you this letter agreement (the “Letter Agreement”) for employment on the following terms:

1.                  Position. In addition to your continued participation on the Company’s Board of Directors (the “Board”), your operating role will be as Chief Executive Officer & President and you will report to the Board. This is a full-time position and will require such travel as is necessary to fulfill your duties under this Letter Agreement.

2.                  Start Date. Subject to fulfilment of any conditions imposed by this Letter Agreement, you will commence employment on March 01, 2021 (the “Start Date”).

3.                  Background Check/Proof of Right to Work. This offer is contingent on clearing both a background check and a reference check, both of which you hereby submit to, but that the Company may waive at its discretion. In addition, for purposes of federal immigration law, you will be required to provide to the Company satisfactory documentary proof of your identity and eligibility for employment in the United States, and this offer is contingent upon such satisfactory proof Such documentation must be provided to the Company within three (3) business days of your date of hire or a mutually agreed upon date, not to exceed thirty (30) days beyond the Start Date.

4.                  Cash Compensation. The Company will pay you a starting salary at the rate of $375,000 per year, subject to applicable withholdings, payable in accordance with the Company’s standard payroll schedule which is currently semi-monthly payments. Your salary may be subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time or as determined by the Board in its sole discretion. As an exempt salaried employee, you will be expected to work hours as required by the nature of your work assignments, including hours beyond the Company’s normal business hours, and you will not be eligible for, nor entitled to receive, Overtime compensation.

5.                  Bonus. In addition to your annual salary, you will be eligible for a discretionary incentive bonus for each fiscal year of the Company. Whether you are awarded any bonus for a given fiscal year, and the amount of the bonus (if any), will be determined by the Board in its sole discretion based on the Company’s achievement of objective or subjective criteria established by the Company’s management team and approved by the Board. Your target bonus will be thirty-five percent (35%) of your annual base salary. Any bonus for the fiscal year in which your employment begins will be prorated, based on the number of days you are employed by the Company during that fiscal year. The bonus for a given fiscal year will be paid within forty-five (45) days after the close of that fiscal year, and you must remain actively employed by the Company at the time of payment in order to earn the bonus for that.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

In addition, you will receive a one-time Signing Bonus in the amount of S100,000. This payment is intended to facilitate your joining the Company and serve to compensate you in full for your pre-employment consulting service to the Company. The Signing Bonus will be paid within thirty (30) days after your Start Date. If your employment is terminated for Cause or you elect to discontinue employment with the Company prior to the first anniversary of your Start Date, you will be required to repay the Company the full amount of the Signing Bonus.

6.                  Severance Benefits.

(a)               General. If the Company terminates your employment for any reason other than Cause or Permanent Disability (a “Separation”), then you will be entitled to the benefits described in this Section 6. However, such benefits will only be provided once the Company has confirmed that you (i) have returned all Company property in your possession, and (ii) have executed a general release of all claims that you may have against the Company, its employees, officers and directors, or any other persons affiliated with the Company. The release must be in a form acceptable to the Company in its sole discretion. You must provide such executed release on or before the date specified by the Company (the “Release Deadline”), which shall be no later than thirty (30) days after the date of your Separation. If the Company fails to receive an executed release from you that is acceptable in form and content on or before the Release Deadline, or if you revoke such release, then you will not be entitled to the benefits described in this Section 6.

(b)               Salary Continuation. If your employment ends in a Separation, the Company will continue to pay your base salary for a period of up to twelve (12) months from the date of your Separation. Your base salary will be paid at the rate in effect at the time of your Separation and in accordance with the Company’s standard payroll procedures, unless otherwise agreed by the Parties. The salary continuation payments will commence within thirty (30) days after the Release Deadline, and once they commence, will be retroactive to the date of your Separation. Such payments will continue until the earliest of (i) the first anniversary of your Separation, or (ii) the date when you commence new employment or substantial self-employment.

(c)               COBRA. If your employment ends in a Separation and you elect to continue your health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) following your Separation, then the Company will pay the same amount of your monthly premium under COBRA as it paid for you under the Company’s medical benefits plan as of the date of your Separation. Such payments will continue until the earliest of (i) the first anniversary of your Separation, (ii) the date when you terminate your coverage under COBRA, or (iii) the date that you commence new employment or substantial self-employment. The company may charge an administrative fee up to 2% as permitted by statute.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

(d)               Accelerated Vesting, Exercise.

(i)                 If your employment ends in a Separation, then the vested percentage of any equity positions in the Company you may own or control which are still subject to vesting provisions will be determined by adding twelve (12) months to the actual period of service that you have completed with the Company. You will have the opportunity to exercise the vested portion of your equity positions as calculated under this Letter Agreement, until the first anniversary of the date of your Separation.

(ii)              In the event of a Change in Control (as defined below), any unvested portions of equity positions you may own or control shall, as of the closing of such transaction, accelerate and become fully vested to you.

7.                  Employee Benefits. You will be eligible to participate in the Company-sponsored employee benefit plans, including its medical, dental, vision and 401(k) plans or similar arrangements, subject to the terms and conditions of each such plan as the Company may offer from time to time. These benefits will be provided to you and we will allow you the opportunity to review various choices for health, dental and vision. The company will provide an allowance not to exceed $2,500 per month for the cost of these plans. Depending on the choices you make, we anticipate this amount will cover most if not all of your health, dental and vision costs.

In addition, you will be entitled to use paid time off (PTO), in accordance with the Company’s policy, in effect from time to time.

The Company reserves the right to change or otherwise modify, in its sole discretion, the terms of employment set forth in Sections 4-7 above.

8.                  Equity & Stock Options.

(a)               As a founder of the Company, you have previously purchased 1,000,000 shares of the Company’s Common Stock at a price of $0.001 per share, resulting in an initial equity ownership of approximately 28% of the Company. These shares are subject to the terms and conditions of the stock purchase agreement executed between you and the Company on January 19, 2021 (the “Stock Purchase Agreement”).

(b)               Upon additional financing the Company may issue additional equity, which you will be eligible for under the terms of the Company’s then current stock incentive plan, if and or when such is approved by the Board, and any applicable stock option agreement. This equity will be in the form of stock options to acquire the Company’s Common Stock as allocated and at the then fair market value both as determined by the Board. Any future option grants will vest as 25% of the options after 12 months of continuous service following the date of such grant, with the balance of the shares vesting in equal monthly instalments over the following three years of continuous service.

9.                  Employment Relationship. Your employment with the Company is “at will” and for no specific period of time, meaning that either you or the Company may terminate your employment at any time and for any reason, with or without cause or advance notice. Although your job duties, title, compensation and benefits, as well as the Company’s personnel policies and procedures, may change from time to time, the “at will” nature of your employment may only be changed in an express written agreement signed by you and a duly authorized officer of the Company (other than you). Any contrary representations that may have been made to you are superseded by this Letter Agreement, which you and the Company acknowledge is the full and complete agreement between you and the Company on this term.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

10.              No Breach of Obligations to Prior Employers. You represent that your execution of this Letter Agreement, your Stock Purchase Agreement, the Employee Confidential Information and Inventions Assignment Agreement (as defined below), as well as your commencement of employment with the Company will not violate any agreement currently in place between yourself and current or past employers. You further represent that you have not, and agree that you will not, during the term of your employment with the Company, enter into any oral or written agreement in conflict with any of the provisions of the above listed agreements or the Company’s policies. You are not to bring with you to the Company, or use or disclose to any person associated with the Company, any confidential or proprietary information belonging to any former employer or other person or entity with respect to which you owe an obligation of confidentiality under any agreement or otherwise. The Company does not want or need and will not use such information, will assist you to preserve and protect the confidentiality of proprietary information belonging to third parties, and expects you to use in performing your duties for the Company only information which is generally known and used by persons with training and experience comparable to your own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company. Also, the Company expects you to abide by any obligations to refrain from soliciting any person employed by or otherwise associated with any former employer and suggest that you refrain from having any contact with such persons until such time as any non-solicitation obligation expires.

11.              Confidentiality. As an employee of the Company, you will have access to certain confidential information of the Company and you may, during the course of your employment, develop certain information or inventions that will be the property of the Company. As a condition of your employment, you are required to sign the Company’s standard “Employee Confidential Information and Inventions Assignment Agreement” committing you to protect the interests of the Company.

12.              Duty of Loyalty; Duty Not to Compete. You agree to the best of your ability and experience that you will at all times loyally and conscientiously perform all of the duties and obligations required of and from you, and to the reasonable satisfaction of the Company. During the term of your employment, you further agree that you will devote most of your business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, and you will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company or that would create a conflict of interest with the Company. Nothing in this Letter Agreement will prevent you (i) from accepting speaking or presentation engagements in exchange for honoraria, (ii) from serving on boards of charitable or private or public companies, so long as these activities do not interfere with the performance of your duties with the Company, or (iii) from owning no more than five percent (5%) of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

13.              Tax Matters. All forms of compensation referred to in this Letter Agreement are subject to reduction to reflect applicable withholding and payroll taxes and other deductions required by law. You are encouraged to obtain your own tax advice regarding your compensation from the Company. You agree that the Company does not have a duty to design its compensation policies in a manner that minimizes your tax liabilities, and you will not make any claim against the Company or the Board related to tax liabilities arising from the terms of your employment and/or compensation.

14.              Interpretation, Amendment and Enforcement. This Letter Agreement, together with your Employee Confidential Information and Inventions Assignment Agreement and your Stock Option Agreement, constitutes the complete agreement and understanding between you and the Company with respect to your employment and the related subject matter hereof and supersedes any prior agreements, representations or understandings (whether written, oral or implied) between you and the Company. Once signed, changes to the terms of this Letter Agreement, other than those changes expressly reserved to the Company’s modification and/or discretion in this Letter Agreement, require an express written modification signed by both you and a duly authorized officer of the Company (other than you). The terms of this Letter Agreement and the resolution of any disputes as to the meaning, effect, performance or validity of this Letter Agreement or arising out of, related to, or in any way connected with, this Letter Agreement, your employment with the Company or any other relationship between you and the Company (the “Disputes”) will be governed by Delaware law, excluding laws relating to conflicts or choice of law. You and the Company submit to the exclusive personal jurisdiction of the federal and state courts located in North Carolina in connection with any Dispute or any claim related to any Dispute.

15.              Definitions. The following terms have the meaning set forth below wherever they are used in this Letter Agreement:

“Cause” means (a) your unauthorized use or disclosure of the Company’s confidential information or trade secrets, which such use or disclosure causes or may cause material harm to the Company, (b) your material breach of any agreement between you and the Company, (c) your material failure to comply with the Company’s written policies or rules, (d) your conviction of, or your “guilty” or “no contest” to a felony under the laws of the United States or any State, (e) your gross negligence or willful misconduct, (f) your continuing failure to perform assigned duties after receiving written notification of the failure from the Board or (g) your failure to cooperate in good faith with the governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested your cooperation.

“Change in Control” means (a) the consummation of a merger or consolidation of the Company with or into another entity or (b) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, a merger or consolidation of the Company does not constitute a "Change in Control" if immediately after the merger or consolidation fifty percent (50%) or more of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of the continuing or surviving entity, will be owned by the persons who were the Company's stockholders immediately prior to the merger or consolidation.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

We hope that you will accept our offer to join the Company and be part of a wonderful team of professionals dedicated to ameliorating the pain and suffering of Farber's disease (and beyond). You may indicate your agreement with these terms and accept this offer by signing and dating the enclosed duplicate original of this Letter Agreement and returning it to me. This offer, if not earlier accepted, will expire at the close of business on March 15, 2021.

If you have any questions, please do not hesitate to contact me.

Very truly yours,

ACERAGEN, INC.

/s/ Daniel Salain
By: Daniel Salain
Title: Executive Director

I have read and understood this Letter Agreement and hereby acknowledge, accept and agree to the terms as set forth above and further acknowledge that no other commitments were made to me as part of my employment offer except as specifically set forth herein.

/s/ John Taylor
By: John Taylor

Dated:	February 25, 2021

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

Exhibit 10.3

February 25, 2021

Dan Salain
837 N Barfield Drive
Marco Island, FL 34145

Dear Dan:

Aceragen, Inc. (the “Company”) is pleased to offer you this letter agreement (the “Letter Agreement”) for employment on the following terms:

1.                  Position. In addition to your continued participation on the Company’s Board of Directors (the “Board”), your operating role will be as Chief Operating Officer and you will report to John Taylor, the Company’s Chief Executive Officer. This is a full-time position and will require such travel as is necessary to fulfill your duties under this Letter Agreement.

2.                  Start Date. Subject to fulfillment of any conditions imposed by this Letter Agreement, you will commence employment on May 1, 2021 (the “Start Date”) or a mutually acceptable date within thirty (30) days of this date.

3.                  Background Check/Proof of Right to Work. This offer is contingent on clearing both a background check and a reference check, both of which you hereby submit to, but that the Company may waive at its discretion. In addition, for purposes of federal immigration law, you will be required to provide to the Company satisfactory documentary proof of your identity and eligibility for employment in the United States, and this offer is contingent upon such satisfactory proof. Such documentation must be provided to the Company within three (3) business days of your date of hire or a mutually agreed upon date, not to exceed thirty (30) days beyond the Start Date.

4.                  Cash Compensation. The Company will pay you a starting salary at the rate of $350,000 per year, subject to applicable withholdings, payable in accordance with the Company’s standard payroll schedule which is currently semi-monthly payments. Your salary may be subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time or as determined by the Board in its sole discretion. As an exempt salaried employee, you will be expected to work hours as required by the nature of your work assignments, including hours beyond the Company’s normal business hours, and you will not be eligible for, nor entitled to receive, overtime compensation.

5.                  Bonus. In addition to your annual salary, you will be eligible for a discretionary incentive bonus for each fiscal year of the Company. Whether you are awarded any bonus for a given fiscal year, and the amount of the bonus (if any), will be determined by the Board in its sole discretion based on the Company’s achievement of objective or subjective criteria established by the Company’s management team and approved by the Board. Your target bonus will be thirty-five percent (35%) of your annual base salary. Any bonus for the fiscal year in which your employment begins will be prorated, based on the number of days you are employed by the Company during that fiscal year. The bonus for a given fiscal year will be paid within forty-five (45) days after the close of that fiscal year, and you must remain actively employed by the Company at the time of payment in order to earn the bonus for that.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

In addition, you will receive a one-time Signing Bonus in the amount of $550,000. This payment is intended to facilitate your joining the Company and serve to compensate you in full for your pre-employment consulting service to the Company. The Signing Bonus will be paid within thirty (30) days after your Start Date. If your employment is terminated for Cause or you elect to discontinue employment with the Company prior to the first anniversary of your Start Date, you will be required to repay the Company the full amount of the Signing Bonus.

6.                  Severance Benefits.

(a)               General. If the Company terminates your employment for any reason other than Cause or Permanent Disability (a “Separation”), then you will be entitled to the benefits described in this Section 6. However, such benefits will only be provided once the Company has confirmed that you (i) have returned all Company property in your possession, and (ii) have executed a general release of all claims that you may have against the Company, its employees, officers and directors, or any other persons affiliated with the Company. The release must be in a form acceptable to the Company in its sole discretion. You must provide such executed release on or before the date specified by the Company (the “Release Deadline”), which shall be no later than thirty (30) days after the date of your Separation. If the Company fails to receive an executed release from you that is acceptable in form and content on or before the Release Deadline, or if you revoke such release, then you will not be entitled to the benefits described in this Section 6.

(b)               Salary Continuation. If your employment ends in a Separation, the Company will continue to pay your base salary for a period of up to twelve (12) months from the date of your Separation. Your base salary will be paid at the rate in effect at the time of your Separation and in accordance with the Company’s standard payroll procedures, unless otherwise agreed by the Parties. The salary continuation payments will commence within thirty (30) days after the Release Deadline, and once they commence, will be retroactive to the date of your Separation. Such payments will continue until the earliest of (i) the first anniversary of your Separation, or (ii) the date when you commence new employment or substantial self-employment.

(c)               COBRA. If your employment ends in a Separation and you elect to continue your health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) following your Separation, then the Company will pay the same amount of your monthly premium under COBRA as it paid for you under the Company’s medical benefits plan as of the date of your Separation. Such payments will continue until the earliest of (i) the first anniversary of your Separation, (ii) the date when you terminate your coverage under COBRA, or (iii) the date that you commence new employment or substantial self-employment. The company may charge an administrative fee up to 2% as permitted by statute.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

(d)               Accelerated Vesting, Exercise.

(i.)               If your employment ends in a Separation, then the vested percentage of any equity positions in the Company you may own or control which are still subject to vesting provisions will be determined by adding twelve (12) months to the actual period of service that you have completed with the Company. You will have the opportunity to exercise the vested portion of your equity positions as calculated under this Letter Agreement, until the first anniversary of the date of your Separation.

(ii.)            In the event of a Change in Control (as defined below), any unvested portions of equity positions you may own or control shall, as of the closing of such transaction, accelerate and become fully vested to you.

7.                  Employee Benefits. You will be eligible to participate in the Company-sponsored employee benefit plans, including its medical, dental, vision and 401(k) plans or similar arrangements, subject to the terms and conditions of each such plan as the Company may offer from time to time. These benefits will be provided to you and we will allow you the opportunity to review various choices for health, dental and vision. The company will provide an allowance not to exceed $2,500 per month for the cost of these plans. Depending on the choices you make, we anticipate this amount will cover most if not all of your health, dental and vision costs.

In addition, you will be entitled to use paid time off (PTO), in accordance with the Company’s policy, in effect from time to time.

The Company reserves the right to change or otherwise modify, in its sole discretion, the terms of employment set forth in Sections 4-7 above.

8.                  Equity & Stock Options.

(a)               As a founder of the Company, you have previously purchased 1,000,000 shares of the Company’s Common Stock at a price of $0.001 per share, resulting in an initial equity ownership of approximately 28% of the Company. These shares are subject to the terms and conditions of the stock purchase agreement executed between you and the Company on January 19, 2021(the “Stock Purchase Agreement”).

(b)               Upon additional financing the Company may issue additional equity, which you will be eligible for under the terms of the Company’s then current stock incentive plan, if and or when such is approved by the Board, and any applicable stock option agreement. This equity will be in the form of stock options to acquire the Company’s Common Stock as allocated and at the then fair market value both as determined by the Board. Any future option grants will vest as 25% of the options after 12 months of continuous service following the date of such grant, with the balance of the shares vesting in equal monthly installments over the following three years of continuous service.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

9.                  Employment Relationship. Your employment with the Company is “at will” and for no specific period of time, meaning that either you or the Company may terminate your employment at any time and for any reason, with or without cause or advance notice. Although your job duties, title, compensation and benefits, as well as the Company’s personnel policies and procedures, may change from time to time, the “at will” nature of your employment may only be changed in an express written agreement signed by you and a duly authorized officer of the Company (other than you). Any contrary representations that may have been made to you are superseded by this Letter Agreement, which you and the Company acknowledge is the full and complete agreement between you and the Company on this term.

10.              No Breach of Obligations to Prior Employers. You represent that your execution of this Letter Agreement, your Stock Purchase Agreement, the Employee Confidential Information and Inventions Assignment Agreement (as defined below), as well as your commencement of employment with the Company will not violate any agreement currently in place between yourself and current or past employers. You further represent that you have not, and agree that you will not, during the term of your employment with the Company, enter into any oral or written agreement in conflict with any of the provisions of the above listed agreements or the Company’s policies. You are not to bring with you to the Company, or use or disclose to any person associated with the Company, any confidential or proprietary information belonging to any former employer or other person or entity with respect to which you owe an obligation of confidentiality under any agreement or otherwise. The Company does not want or need and will not use such information, will assist you to preserve and protect the confidentiality of proprietary information belonging to third parties, and expects you to use in performing your duties for the Company only information which is generally known and used by persons with training and experience comparable to your own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company. Also, the Company expects you to abide by any obligations to refrain from soliciting any person employed by or otherwise associated with any former employer and suggest that you refrain from having any contact with such persons until such time as any non-solicitation obligation expires.

11.              Confidentiality. As an employee of the Company, you will have access to certain confidential information of the Company and you may, during the course of your employment, develop certain information or inventions that will be the property of the Company. As a condition of your employment, you are required to sign the Company’s standard “Employee Confidential Information and Inventions Assignment Agreement” committing you to protect the interests of the Company.

12.              Duty of Loyalty; Duty Not to Compete. You agree to the best of your ability and experience that you will at all times loyally and conscientiously perform all of the duties and obligations required of and from you, and to the reasonable satisfaction of the Company. During the term of your employment, you further agree that you will devote most of your business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, and you will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company or that would create a conflict of interest with the Company. Nothing in this Letter Agreement will prevent you (i) from accepting speaking or presentation engagements in exchange for honoraria, (ii) from serving on boards of charitable or private or public companies, so long as these activities do not interfere with the performance of your duties with the Company, or (iii) from owning no more than five percent (5%) of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

13.              Tax Matters. All forms of compensation referred to in this Letter Agreement are subject to reduction to reflect applicable withholding and payroll taxes and other deductions required by law. You are encouraged to obtain your own tax advice regarding your compensation from the Company. You agree that the Company does not have a duty to design its compensation policies in a manner that minimizes your tax liabilities, and you will not make any claim against the Company or the Board related to tax liabilities arising from the terms of your employment and/or compensation.

14.              Interpretation, Amendment and Enforcement. This Letter Agreement, together with your Employee Confidential Information and Inventions Assignment Agreement and your Stock Option Agreement, constitutes the complete agreement and understanding between you and the Company with respect to your employment and the related subject matter hereof and supersedes any prior agreements, representations or understandings (whether written, oral or implied) between you and the Company. Once signed, changes to the terms of this Letter Agreement, other than those changes expressly reserved to the Company’s modification and/or discretion in this Letter Agreement, require an express written modification signed by both you and a duly authorized officer of the Company (other than you). The terms of this Letter Agreement and the resolution of any disputes as to the meaning, effect, performance or validity of this Letter Agreement or arising out of, related to, or in any way connected with, this Letter Agreement, your employment with the Company or any other relationship between you and the Company (the “Disputes”) will be governed by Delaware law, excluding laws relating to conflicts or choice of law. You and the Company submit to the exclusive personal jurisdiction of the federal and state courts located in North Carolina in connection with any Dispute or any claim related to any Dispute.

15.              Definitions. The following terms have the meaning set forth below wherever they are used in this Letter Agreement:

“Cause” means (a) your unauthorized use or disclosure of the Company’s confidential information or trade secrets, which such use or disclosure causes or may cause material harm to the Company, (b) your material breach of any agreement between you and the Company, (c) your material failure to comply with the Company’s written policies or rules, (d) your conviction of, or your “guilty” or “no contest” to a felony under the laws of the United States or any State, (e) your gross negligence or willful misconduct, (f) your continuing failure to perform assigned duties after receiving written notification of the failure from the Board or (g) your failure to cooperate in good faith with the governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested your cooperation.

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

“Change in Control” means (a) the consummation of a merger or consolidation of the Company with or into another entity or (b) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, a merger or consolidation of the Company does not constitute a “Change in Control” if immediately after the merger or consolidation fifty percent (50%) or more of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of the continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to the merger or consolidation.

We hope that you will accept our offer to join the Company and be part of a wonderful team of professionals dedicated to ameliorating the pain and suffering of Farber’s disease (and beyond). You may indicate your agreement with these terms and accept this offer by signing and dating the enclosed duplicate original of this Letter Agreement and returning it to me. This offer, if not earlier accepted, will expire at the close of business on March 25, 2021.

If you have any questions, please do not hesitate to contact me.

Very truly yours,

Aceragen,

/s/ John Taylor
By:	John Taylor
Title:	Chief Executive Officer

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

I have read and understood this Letter Agreement and hereby acknowledge, accept and agree to the terms as set forth above and further acknowledge that no other commitments were made to me as part of my employment offer except as specifically set forth herein.

/s/ Dan Salain
By:	Dan Salain

Dated:	2-25-2021

Aceragen, Inc.

15 TW Alexander Drive, Suite 418, Research Triangle Park, NC 27709

Exhibit 10.4

Execution Version

September 28, 2022

John Kirby

3830 Berry Ave

Drexel Hill, PA 19026

Re:       Employment Continuation and Retention Bonus Letter Agreement

Dear John:

As you are aware, Idera Pharmaceuticals, Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger by and among the Company, Aceragen, Inc. and certain other parties (the “Merger Agreement”). In addition, following the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), the stockholders of the Company will vote to approve the Parent Stockholder Matters (as defined in the Merger Agreement) (the “Approval”). In recognition of your efforts in connection with the Closing and to encourage you to continue your high level of commitment to the Company through the Closing, the Approval, and thereafter, you are eligible to receive the payments set forth in this letter agreement, subject to the terms and conditions set forth herein.

1.                   Base Salary Increase. Effective upon the Closing, your annual base salary will increase to $400,000, less applicable taxes and withholdings. For the avoidance of doubt, your current target bonus will be pro-rated to reflect such increase in salary.

2.                   Severance Agreement Waiver. You and the Company are parties to that certain Severance and Change of Control Agreement (the “Severance Agreement”), pursuant to which you are eligible to receive certain severance payments and benefits upon certain terminations of employment with the Company, including for Good Reason. You hereby agree, in consideration for your receipt of the base salary increase described in paragraph 1 and Retention Bonus described in paragraph 3, to waive your right to resign for Good Reason (as such term is defined in the Severance Agreement) solely in connection with the Merger. Except as specifically provided herein, the terms and conditions of the Severance Agreement remain in full force and effect.

3.                   Retention Bonus. If you (i) execute and return this letter agreement to the Company and (ii) continue to comply with your obligations under the Severance Agreement , you are eligible to receive an amount in stock and/or cash with an aggregate value equal to $766,500 (the “Retention Bonus”), subject to the terms and conditions described below. The Retention Bonus will be granted and/or payable to you in two installments as follows:

•	You will receive fully vested shares of common stock of the Company (“Common Stock”) in a number of shares calculated by dividing (a) one-third of the Retention Bonus, by (b) the volume-weighted average price per share of Common Stock based on the 20 trading days prior to the date of grant, rounded down to the nearest full share (the “Stock Payment”) on the first business day that is within the next available trading window following the Closing under the Company’s applicable trading policies.

•	If, and only if, your employment with the Company terminates for any reason (other than by the Company for Cause (as such term is defined in the Severance Agreement)) prior to the six month anniversary of the Approval (the “Retention Date”), you will receive a lump sum amount in cash equal to two-thirds of the Retention Bonus, less applicable taxes and withholding (the “Cash Payment”), on the first payroll date following the Retention Date. If your employment with the Company continues following Retention Date, or if the Company terminates your employment for Cause prior to the Retention Date, your right to receive the Cash Payment will terminate.

•	If, and only if, your employment with the Company continues through the Retention Date, instead of the Cash Payment, you will receive either (a) a number of restricted shares of Common Stock calculated by dividing (1) two-thirds of the Retention Bonus by (2) the volume-weighted average price per share of Common Stock based on the 20 trading days prior to the date of grant, rounded down to the nearest full share (the “Restricted Stock”) or (b) a restricted cash award in an amount equal to two-thirds of the Retention Bonus, less applicable taxes and withholding (the “Restricted Cash”), in each case, within 30 days of the Retention Date. The Company will have sole discretion regarding whether you will receive payment in the form of the Restricted Stock or the Restricted Cash. The Restricted Stock or the Restricted Cash, as the case may be, will vest over two years, with 50% vesting on the first anniversary of the date of grant and the remainder vesting in equal quarterly installments thereafter (each, a “Vesting Date”), provided that you remain employed by or providing services to the Company through the applicable Vesting Date. Upon termination of your employment or service with the Company for any reason prior to the final Vesting Date, you will forfeit the unvested portion of your Restricted Stock or Restricted Cash, as applicable.

4.                   Tax Withholding. All payments under this letter agreement are subject to applicable tax withholding. You agree to remit to the Company, on the date you receive the Stock Payment, an amount sufficient to satisfy any federal, state, and local taxes of any kind which are due with respect to the Stock Payment.

5.                   Section 409A. This letter agreement is intended to comply with, or be exempt from, section 409A of the Internal Revenue Code of 1986, as amended, and its corresponding regulations (“Section 409A”). Payments under this letter agreement are intended to be exempt from Section 409A under the “short-term deferral” exception, to the maximum extent applicable. Notwithstanding anything in this letter agreement to the contrary, payments may only be made under this letter agreement upon an event and in a manner permitted by Section 409A, to the extent applicable. As used in this letter agreement, the term “termination of employment” shall mean your “separation from service” with the Company within the meaning of Section 409A. In no event may you, directly or indirectly, designate the calendar year of a payment. For purposes of Section 409A, each payment hereunder shall be treated as a separate payment and the right to a series of payments shall be treated as the right to a series of separate payments.

Notwithstanding anything herein to the contrary, if, at the time of your termination of employment with the Company, the Company has securities which are publicly traded on an established securities market and you are a “specified employee” (as such term is defined in Section 409A) and it is necessary to postpone the commencement of any payments otherwise payable under this letter agreement as a result of such termination of employment to prevent any accelerated or additional tax under Section 409A, then the Company will postpone the commencement of the payment of any such payments hereunder that are payable upon separation from service and are subject to Section 409A until the first payroll date that occurs after the date that is six (6) months following your separation of service with the Company. If any payments are postponed due to such requirements, such postponed amounts will be paid in a lump sum to you on the first payroll date that occurs after the date that is six months following your separation from service with the Company. If you die during the postponement period prior to the payment of the postponed amounts, the amounts withheld on account of Section 409A shall be paid to the personal representative of your estate within 60 days after the date of your death.

2

Please acknowledge your acceptance of the terms and conditions of this letter agreement by signing and returning this letter agreement to me.

If you have any questions about this letter agreement, please feel free to contact me.

[Remainder of page left intentionally blank.]

3

Sincerely,

/s/ Bryant D. Lim
Bryant D. Lim
Senior Vice President, General Counsel and Secretary

AGREED TO AND ACCEPTED BY:

/s/ John J. Kirby	September 28, 2022
John J. Kirby	Date

[Signature Page to Employment Continuation and Retention Bonus Letter Agreement]

Exhibit 10.5

Execution Version

September 28, 2022

Bryant Lim

124 Avon Road

Haverford, PA 19041

Re:      Employment Continuation and Retention Bonus Letter Agreement

Dear Bryant:

As you are aware, Idera Pharmaceuticals, Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger by and among the Company, Aceragen, Inc. and certain other parties (the “Merger Agreement”). In addition, following the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), the stockholders of the Company will vote to approve the Parent Stockholder Matters (as defined in the Merger Agreement) (the “Approval”). In recognition of your efforts in connection with the Closing and to encourage you to continue your high level of commitment to the Company through the Closing, the Approval, and thereafter, you are eligible to receive the payments set forth in this letter agreement, subject to the terms and conditions set forth herein.

1.                   Base Salary Increase. Effective upon the Closing, your annual base salary will increase to $400,000, less applicable taxes and withholdings. For the avoidance of doubt, your current target bonus will be pro-rated to reflect such increase in salary.

2.                   Severance Agreement Waiver. You and the Company are parties to that certain Severance and Change of Control Agreement (the “Severance Agreement”), pursuant to which you are eligible to receive certain severance payments and benefits upon certain terminations of employment with the Company, including for Good Reason. You hereby agree, in consideration for your receipt of the base salary increase described in paragraph 1 and Retention Bonus described in paragraph 3, to waive your right to resign for Good Reason (as such term is defined in the Severance Agreement) solely in connection with the Merger. Except as specifically provided herein, the terms and conditions of the Severance Agreement remain in full force and effect.

3.                   Retention Bonus. If you (i) execute and return this letter agreement to the Company and (ii) continue to comply with your obligations under the Severance Agreement , you are eligible to receive an amount in stock and/or cash with an aggregate value equal to $766,500 (the “Retention Bonus”), subject to the terms and conditions described below. The Retention Bonus will be granted and/or payable to you in two installments as follows:

•	You will receive fully vested shares of common stock of the Company (“Common Stock”) in a number of shares calculated by dividing (a) one-third of the Retention Bonus, by (b) the volume-weighted average price per share of Common Stock based on the 20 trading days prior to the date of grant, rounded down to the nearest full share (the “Stock Payment”) on the first business day that is within the next available trading window following the Closing under the Company’s applicable trading policies.

•	If, and only if, your employment with the Company terminates for any reason (other than by the Company for Cause (as such term is defined in the Severance Agreement)) prior to the six month anniversary of the Approval (the “Retention Date”), you will receive a lump sum amount in cash equal to two-thirds of the Retention Bonus, less applicable taxes and withholding (the “Cash Payment”), on the first payroll date following the Retention Date. If your employment with the Company continues following Retention Date, or if the Company terminates your employment for Cause prior to the Retention Date, your right to receive the Cash Payment will terminate.

•	If, and only if, your employment with the Company continues through the Retention Date, instead of the Cash Payment, you will receive either (a) a number of restricted shares of Common Stock calculated by dividing (1) two-thirds of the Retention Bonus by (2) the volume-weighted average price per share of Common Stock based on the 20 trading days prior to the date of grant, rounded down to the nearest full share (the “Restricted Stock”) or (b) a restricted cash award in an amount equal to two-thirds of the Retention Bonus, less applicable taxes and withholding (the “Restricted Cash”), in each case, within 30 days of the Retention Date. The Company will have sole discretion regarding whether you will receive payment in the form of the Restricted Stock or the Restricted Cash. The Restricted Stock or the Restricted Cash, as the case may be, will vest over two years, with 50% vesting on the first anniversary of the date of grant and the remainder vesting in equal quarterly installments thereafter (each, a “Vesting Date”), provided that you remain employed by or providing services to the Company through the applicable Vesting Date. Upon termination of your employment or service with the Company for any reason prior to the final Vesting Date, you will forfeit the unvested portion of your Restricted Stock or Restricted Cash, as applicable.

4.                   Tax Withholding. All payments under this letter agreement are subject to applicable tax withholding. You agree to remit to the Company, on the date you receive the Stock Payment, an amount sufficient to satisfy any federal, state, and local taxes of any kind which are due with respect to the Stock Payment.

5.                   Section 409A. This letter agreement is intended to comply with, or be exempt from, section 409A of the Internal Revenue Code of 1986, as amended, and its corresponding regulations (“Section 409A”). Payments under this letter agreement are intended to be exempt from Section 409A under the “short-term deferral” exception, to the maximum extent applicable. Notwithstanding anything in this letter agreement to the contrary, payments may only be made under this letter agreement upon an event and in a manner permitted by Section 409A, to the extent applicable. As used in this letter agreement, the term “termination of employment” shall mean your “separation from service” with the Company within the meaning of Section 409A. In no event may you, directly or indirectly, designate the calendar year of a payment. For purposes of Section 409A, each payment hereunder shall be treated as a separate payment and the right to a series of payments shall be treated as the right to a series of separate payments.

Notwithstanding anything herein to the contrary, if, at the time of your termination of employment with the Company, the Company has securities which are publicly traded on an established securities market and you are a “specified employee” (as such term is defined in Section 409A) and it is necessary to postpone the commencement of any payments otherwise payable under this letter agreement as a result of such termination of employment to prevent any accelerated or additional tax under Section 409A, then the Company will postpone the commencement of the payment of any such payments hereunder that are payable upon separation from service and are subject to Section 409A until the first payroll date that occurs after the date that is six (6) months following your separation of service with the Company. If any payments are postponed due to such requirements, such postponed amounts will be paid in a lump sum to you on the first payroll date that occurs after the date that is six months following your separation from service with the Company. If you die during the postponement period prior to the payment of the postponed amounts, the amounts withheld on account of Section 409A shall be paid to the personal representative of your estate within 60 days after the date of your death.

2

Please acknowledge your acceptance of the terms and conditions of this letter agreement by signing and returning this letter agreement to me.

If you have any questions about this letter agreement, please feel free to contact me.

[Remainder of page left intentionally blank.]

3

Sincerely,

/s/ John J. Kirby
John J. Kirby
Senior Vice President, Chief Financial Officer

AGREED TO AND ACCEPTED BY:

/s/ Bryant D. Lim	September 28, 2022
Bryant D. Lim	Date

[Signature Page to Employment Continuation and Retention Bonus Letter Agreement]

Exhibit 10.6

Execution Version

EXECUTIVE TRANSITION AND SEPARATION AGREEMENT

This Executive Transition and Separation Agreement (this “Agreement”), is entered into as of the date set forth on the signature page below (the “Execution Date”), by and between Daniel Soland (“you”) and Idera Pharmaceuticals, Inc., a Delaware corporation (together with its wholly owned subsidiaries and affiliates, the “Company”).

BACKGROUND

WHEREAS, you currently serve as Senior Vice President, Chief Operating Officer of the Company;

WHEREAS, you and the Company are parties to that certain Severance and Change of Control Agreement (the “Severance Agreement”) and that certain Invention, Non-Disclosure and Non-Competition Agreement (the “Restrictive Covenant Agreement”);

WHEREAS, the Company intends to enter into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company; Bell Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Idera; Bell Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Idera; and Aceragen, Inc., a Delaware corporation (“Aceragen”) (the transactions contemplated by the Merger Agreement, the “Merger”, and the consummation of the Merger, the “Closing”);

WHEREAS, following the Closing, the stockholders of the Company will vote to approve (i) the issuance of shares of Parent Common Stock (as defined in the Merger Agreement) to the stockholders of Aceragen upon conversion of any and all shares of Parent Convertible Preferred Stock (as defined in the Merger Agreement) in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations and (ii) an amendment to the Company’s certificate of incorporation to (x) increase the number of authorized shares of Parent Common Stock, and (y) effect the a reverse stock split of all outstanding shares of Parent Common Stock (the “Approval”);

WHEREAS, you and the Company have mutually agreed that your employment with the Company will end, and you will resign as an officer of the Company, upon the Closing (the “Termination Date”);

WHEREAS, you and the Company have mutually agreed that you will provide certain advisory and transition services to the Company from the Termination Date through the thirtieth (30th) day following the Approval (the “Advisory Services Agreement”); and

WHEREAS, both you and the Company desire to enter into this Agreement to set forth the terms and conditions of the termination of your employment with the Company, including the severance payable to you following the Termination Date.

NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement and of other good and valuable consideration, the sufficiency of which you acknowledge, and intending to be legally bound hereby, you and the Company agree as follows:

1.                   Recitals.    The foregoing recitals are hereby made part of this Agreement and are incorporated herein by reference.

2.                   General Terms of Separation; Advisory Services Agreement.

(a)                Regardless of whether you sign this Agreement, the Company will provide you with (a) any earned and unpaid base salary through the Termination Date; (b) any earned and unpaid annual incentive bonus payable with respect to any fiscal year which ended prior to the Termination Date; (c) any accrued but unused personal time off days; (d) reimbursement for any outstanding expenses for which you have not been reimbursed and which are authorized and (e) any vested benefits under the Company’s employee benefit plans in accordance with the terms of such plans, as accrued through the Termination Date (collectively, the “Accrued Obligations”). The Accrued Obligations shall be paid following the Termination Date at such times and in accordance with such plans and policies as would normally apply to such amounts or benefits. For the avoidance of doubt, all outstanding equity awards you hold in the Company will continue to be governed by the terms and conditions of the applicable award agreements and/or the Merger Agreement, as applicable.

(b)                In entering into this Agreement, you agree to the Advisory Services Agreement set forth herein and agree to provide certain advisory and transition services to the Company on an as needed basis as requested by the Company from time to time from the Termination Date through the thirtieth (30th) day following the Approval (the “Services”). You will perform the Services in a professional manner, consistent with industry standards and in compliance with all applicable laws and regulations. In all respects, you will be providing the Services as an independent contractor, not an employee. You will not hold yourself out as an employee, partner, co-venturer, agent or representative of the Company. You may not make any promise or representation, or execute any contract, for the Company.

(c)                In consideration for the Services, the Company will provide you with a fee of $500 per hour performed for the Services as requested by the Company. You shall not be entitled to any Company benefits or other benefits as may accrue to a full or part-time employee of the Company. You expressly agree that you will be responsible for all taxes that may be owed to any applicable legal entity for the fee paid to you for the Services and that you will provide for all insurances including but not limited to workers compensation, unemployment compensation and any other related benefit.

3.                   Consideration. If you (a) sign and do not revoke this Agreement, (b) comply with the obligations set forth in this Agreement, and (c) continue to comply with the restrictive covenants in the Restrictive Covenant Agreement, incorporated in Paragraph 7 below, then the Company will provide you with the following severance payments and benefits (collectively, the “Consideration”), in lieu of any severance payments and benefits you may be owed pursuant to the Severance Agreement:

(i)                 You will receive a prorated portion of your target bonus for the 2022 calendar year based on the period you were employed through the Termination Date in the aggregate amount of $127,500 (the “Prorated Bonus”). The Prorated Bonus will be paid to you in a lump sum in accordance with the Company’s regular payroll practices, within thirty (30) days following the Termination Date.

(ii)               You will receive $459,754, payable in substantially equal installments in accordance with the Company’s regular payroll practices, over the twelve (12)-month period starting on the first payroll date following the Termination Date.

(iii)             You will receive fully vested shares of common stock of the Company (“Common Stock”) equal to a number of shares, calculated by dividing $500,000 by the volume-weighted average price per share of Common Stock based on the twenty (20) trading days prior to the date of grant, rounded down to the nearest full share (the “Stock Consideration”). The Stock Consideration will be granted as soon as practicable, but in no event more than thirty (30) days, following the Approval.

2

You will not be eligible for the Consideration described in this Paragraph 3 unless the Company has received an executed copy of this Agreement, which has not been revoked. You hereby acknowledge and agree that the Consideration is in full satisfaction of the Company’s obligations under the Severance Agreement and any other agreement or understanding between you and the Company.

4.                   General Release. In exchange for the consideration and other conditions set forth in this Agreement, you hereby generally and completely release the Company, each of their affiliated entities, and their respective current and former directors, officers, employees, shareholders, stockholders, partners, general partners, limited partners, managers, members, managing directors, operating affiliates, agents, attorneys, predecessors, successors, Company and subsidiary entities, insurers, assigns and affiliated entities (collectively, the “Released Parties”) of and from any and all claims, liabilities and obligations, both known and unknown, arising from or related to events, acts, or omissions occurring prior to or on the date you sign this Agreement (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (a) all claims arising from or in any way related to your employment or other participation in connection with any of the Released Parties, or the termination of that employment or participation, including all claims under the Severance Agreement; (b) all claims related to compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, change-in- control payments, fringe benefits, or profit sharing; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (the “ADEA”), the Employee Retirement Income Security Act of 1974 (“ERISA”) (including, but not limited to, claims for breach of fiduciary duty under ERISA), and the Older Workers Benefit Protection Act (the “OWBPA”). In giving the releases set forth above, which include claims which may be unknown to you at present, you hereby expressly waive and relinquish all rights and benefits under any law or legal principle in any jurisdiction with respect to your release of claims herein, including but not limited to the release of unknown and unsuspected claims. Notwithstanding anything to the contrary in this Paragraph 4, you are not prohibited from making or asserting and you are not waiving: (i) your rights under this Agreement; (ii) any claims for unemployment compensation, workers’ compensation or state disability insurance benefits pursuant to the terms of applicable state laws; (iii) any claim for vested benefits under any Company-sponsored retirement or welfare benefit plan; (iv) any other right that may not be released under applicable law; and (v) your rights, if any, to indemnification pursuant to the Company’s organizational documents or any D&O insurance policy.

5.                   Reports to Government Entities. Nothing in this Agreement or the Severance Agreement restricts or prohibits you from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or from filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. However, to the maximum extent permitted by law, you are waiving your right to receive any individual monetary relief from the Company, or any others covered by the Released Claims resulting from such claims or conduct, regardless of whether you or another party has filed them, and in the event you obtain such monetary relief the Company will be entitled to an offset for the payments made pursuant to this Agreement. This Agreement does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. You do not need the prior authorization of the Company to engage in conduct protected by this paragraph, and you do not need to notify the Company that you have engaged in such conduct. Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law. Pursuant to the Defend Trade Secrets Act of 2016, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of the trade secrets of the Company or any of its affiliates that is made by you (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

3

6.                   No Actions Pending Against the Company. You acknowledge and agree that that: (a) you are not aware of any facts that may constitute violations of the Company’s policies and/or legal obligations; and (b) you have not filed any discrimination, wrongful discharge, wage and hour, or any other complaints or charges against the Released Parties in any local, state or federal court, tribunal, or administrative agency.

7.                   Restrictive Covenants. You expressly acknowledge that a condition your receipt of the Consideration set forth in Paragraph 3 is your continued compliance with the restrictive covenants set forth in the Restrictive Covenant Agreement, including, but not limited to, the invention assignment, non- disclosure and non-competition provisions therein, which remain in full force and are incorporated herein by reference.

8.                   Withholding: All payments under this Agreement are subject to applicable tax withholding. You agree to remit the Company, on the date you receive the Stock Consideration, an amount sufficient to satisfy any federal, state, and local taxes of any kind which are due with respect to the Stock Consideration.

9.                   Compliance with Section 409A of the Code. This Agreement is intended to comply with the requirements of section 409A of the Code or an exception, and shall be administered accordingly. Notwithstanding anything in the Agreement to the contrary, distributions may only be made under the Agreement upon an event and in a manner permitted by section 409A to the extent applicable. Payments to be made upon termination of employment under this Agreement may only be made upon a “separation from service” under section 409A. For purposes of section 409A, each payment shall be treated as a separate payment. In no event may you, directly or indirectly, designate the calendar year of a payment.

10.               Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

11.               Entire Agreement. This Agreement (including the Advisory Services Agreement) and the Restrictive Covenant Agreement constitute the entire agreement between the parties relating to the matters contained herein and supersedes any and all prior representations, agreements, written or oral, expressed or implied.

12.               Severability. In the event a court, arbitrator, or other entity with jurisdiction determines that any portion of this Agreement (other than the general release clause) is invalid or unenforceable, the remaining portions of the Agreement shall remain in full force and effect.

4

13.               Headings; Days. Headings contained in this Agreement are for convenience of reference only and are not intended, and shall not be construed, to modify, define, limit, or expand the intent of the parties as expressed in this Agreement, and they shall not affect the meaning or interpretation of this Agreement. All references to a number of days throughout this Agreement refer to calendar days.

14.               Representations. You agree and represent that (a) you have read carefully the terms of this Agreement, including the general release; (b) you have had an opportunity to and have been advised by the Company to review this Agreement, including the general release, with an attorney; (c) you understand the meaning and effect of the terms of this Agreement, including the general release; (d) you were given twenty- one (21) days to determine whether you wished to sign this Agreement, including the general release; (e) your decision to sign this Agreement, including the general release, is of your own free and voluntary act without compulsion of any kind; (f) no promise or inducement not expressed in this Agreement has been made to you; and (g) you have adequate information to make a knowing and voluntary waiver.

15.               Revocation Period. If you sign this Agreement, you will retain the right to revoke it for seven (7) days (“Revocation Period”). If you revoke this Agreement, you are indicating that you have changed your mind and do not want to be legally bound by this Agreement. This Agreement shall not be effective until after the Revocation Period has expired without your having revoked it. To revoke this Agreement, you must send a letter to the attention of the General Counsel of the Company. The letter must be received within seven (7) days of your execution of this Agreement. If the seventh day is a Sunday or federal holiday, then the letter must be received by the following business day. If you revoke this Agreement on a timely basis, you shall not be eligible for the Consideration set forth in Paragraph 3 above.

16.               Expiration Date. As noted above, you have twenty-one (21) days to decide whether you wish to sign this Agreement. If you do not sign this Agreement on or before that time, then this Agreement is withdrawn and you will not be eligible for the Consideration set forth in Paragraph 3 above.

[Signature Page Follows]

5

IN WITNESS WHEREOF, and intending to be legally bound hereby, you and the Company hereby execute the foregoing Executive Transition and Separation Agreement as of the Execution Date set forth below.

DANIEL SOLAND	IDERA PHARMACEUTICALS, INC.

/s/ Daniel Soland	/s/ Bryant D. Lim
	By:	Bryant D. Lim

	Title:	Senior Vice President, General Counsel and Secretary

Date:	September 28, 2022	Date:	September 28, 2022

[Signature Page to Separation Agreement]